Exhibit 10.10

First Supplement and Amendment to Lease Agreement

by and between

Parish of St. James, State of Louisiana

and

NuStar Logistics, L.P.,

Dated as of June 1, 2020

relating to:

$75,000,000 original principal amount
Parish of St. James, State of Louisiana
Revenue Bonds
(NuStar Logistics, L.P. Project)
Series 2011

TABLE OF CONTENTS

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ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01.	Definitions.	2

ARTICLE II

AMENDMENT TO ARTICLE VI OF THE ORIGINAL AGREEMENT

SECTION 2.01.	Amendment to Section 6.08.	2
SECTION 2.02.	Additional Covenants.	2

ARTICLE III

AMENDMENT TO ARTICLE IX OF THE ORIGINAL AGREEMENT

SECTION 3.01.	Notices.	2

ARTICLE IV

MISCELLANEOUS

SECTION 4.01.	Ratification and Confirmation.	3
SECTION 4.02.	Representations and Warranties of the Issuer.	3
SECTION 4.03.	Execution and Counterparts.	3
SECTION 4.04.	Applicable Law.	3
SECTION 4.05.	Interdependence with the Original Agreement.	3
SECTION 4.06.	Severability.	3
SECTION 4.07.	Dating.	3
SECTION 4.08.	Indenture.	3
SECTION 4.09.	Consent of Company.	4

EXHIBIT A – GUARANTEES AND ADDITIONAL COVENANTS
EXHIBIT B – ORIGINAL INDENTURE
EXHIBIT C – FIRST SUPPLEMENTAL INDENTURE

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i

FIRST SUPPLEMENT AND AMENDMENT TO LEASE AGREEMENT

THIS FIRST SUPPLEMENT AND AMENDMENT TO LEASE AGREEMENT is made and entered into as of June 1, 2020 (the “First Supplemental Lease Agreement”) between the PARISH OF ST. JAMES, STATE OF LOUISIANA (the “Issuer”), a political subdivision of the State of Louisiana created and existing under the Constitution and Laws of the State of Louisiana, and NUSTAR LOGISTICS, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the “Company”);

W I T N E S S E T H :

WHEREAS, pursuant to an Indenture of Trust dated as of August 1, 2011 (the “Original Indenture” and, as amended and supplemented by the First Supplemental Indenture (as defined herein), the “Indenture”), by and between the Issuer and the U.S. Bank National Association, a national banking association, as trustee (the “Trustee”), the Issuer issued its Revenue Bonds (NuStar Logistics, L.P.) Series 2011 (the “Series 2011 Bonds”) in the original principal amount of $75,000,000, all of which are currently outstanding, for the purpose of financing a portion of the cost of acquiring, constructing and installing an addition of approximately 4.8 million barrels of additional storage capacity comprised of approximately twenty-four (24) tanks ranging in capacity from 90,000 to 363,000 shell barrels; and new tank lines, pumps and manifolds for new tanks; and additional rail car off loading facilities, all located at the NuStar St. James Terminal on the west bank of the Mississippi River at mile marker 159.9 in the Parish of St. James, State of Louisiana, constituting nonresidential real property to be located in the geographical limits of St. James Parish in the Gulf Opportunity Zone as provided in the Gulf Opportunity Zone Act of 2005 (the “Project”) and, pursuant to a Lease Agreement dated as of August 1, 2011 (the “Original Agreement”), by and between the Issuer and the Company, the Issuer leased the Project to the Company; and

WHEREAS, the Company has determined, pursuant to Section 2.07 of the Original Indenture, to convert the interest rate on the Series 2011 Bonds from a Weekly Period to a Long Term Period; and

WHEREAS, the Company has given the required notices of intent to convert the interest rate on the Series 2011 Bonds pursuant to Section 2.07(a) of the Original Indenture and the Trustee has given the required notices of mandatory purchase pursuant to Section 4.01(b) of the Original Indenture; and

WHEREAS, the mandatory purchase and the conversion of the interest rate on the Series 2011 Bonds will occur on June 3, 2020 (the “Conversion Date”); and

WHEREAS, Section 12.01 of the Original Indenture provides that the Original Agreement may be amended to make revisions thereto which shall be effective only upon, and in connection with, the remarketing of all of the Bonds then Outstanding; and

WHEREAS, the Trustee and the Issuer have consented to the amendment of the Original Agreement for the purpose of revising certain provisions, including but not limited to adding additional covenants of the Company and adding guarantees from NuStar Energy L.P. and NuStar Pipeline Operating Partnership L.P. (collectively, the “Guarantors”) which guarantee the payment of the Company Obligations (as defined in Exhibit A hereto); and

WHEREAS, the Original Indenture is being supplemented and amended on the date hereof; and

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and of the mutual benefits, covenants and agreements herein expressed, the Issuer, the Company, and the Guarantors hereby agree as follows:

1

ARTICLE I
DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01.    Definitions. The following terms are added as defined terms or are amendments to defined terms used in the Original Agreement:

“Agreement” means the Original Agreement, as amended by the First Supplemental Lease Agreement, and any amendments and supplements thereto.

“First Supplemental Indenture” means the First Supplement and Amendment to Indenture of Trust dated as of June 1, 2020 between the Issuer and the Trustee and attached hereto as Exhibit C.

“First Supplemental Lease Agreement” means this First Supplement and Amendment to Lease Agreement dated as of June 1, 2020 between the Issuer and the Company.

“Indenture” means the Original Indenture, as amended by the First Supplemental Indenture, and any amendments and supplements thereto.

“Original Agreement” means the Lease Agreement dated as of August 1, 2011, between the Issuer and the Company.

“Original Indenture” means the Indenture of Trust dated as of August 1, 2011, between the Issuer and the Trustee, pursuant to which the Bonds are authorized to be issued and attached hereto as Exhibit B.

ARTICLE II
AMENDMENT TO ARTICLE VI OF THE ORIGINAL AGREEMENT

SECTION 2.01.    Amendment to Section 6.08. Section 6.08 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Section 6.08.      [Reserved].”

SECTION 2.02.    Additional Covenants. The following section is added to Article VI of the Original Agreement:

“Section 6.10       Additional Covenants.

The Company and the Guarantors hereby covenant and agree to comply with the provisions contained in Exhibit A hereto.”

ARTICLE III
AMENDMENT TO ARTICLE IX OF THE ORIGINAL AGREEMENT

SECTION 3.01.    Notices. The addresses contained in Section 9.02 of the Original Agreement are hereby amended as follows:

If to the Company:	NuStar Logistics, L.P.
19003 IH-10 West
San Antonio, Texas 78257
Attention: Christopher C. Russell
Telecopier: (210) 918-5758

2

If to the Guarantors:	NuStar Energy L.P.
19003 IH-10 West
San Antonio, Texas 78257
Attention: Christopher C. Russell
Telecopier: (210) 918-5758

NuStar Pipeline Operating Partnership L.P.
19003 IH-10 West
San Antonio, Texas 78257
Attention: Christopher C. Russell
Telecopier: (210) 918-5758

ARTICLE IV
MISCELLANEOUS

SECTION 4.01.    Ratification and Confirmation. Except as expressly modified by this First Supplemental Lease Agreement, the Original Agreement in all other respects is hereby ratified and confirmed and shall remain in full force and effect.

SECTION 4.02.    Representations and Warranties of the Issuer. The representations and warranties of the Issuer and the Company set forth in the Agreement are hereby confirmed as of the date of this First Supplemental Lease Agreement.

SECTION 4.03.    Execution and Counterparts. This First Supplemental Lease Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

SECTION 4.04.    Applicable Law. This First Supplemental Lease Agreement is prepared and entered into with the intention that the law of the State of Louisiana shall govern its construction.

SECTION 4.05.    Interdependence with the Original Agreement. Upon the execution of this First Supplemental Lease Agreement, the Original Agreement shall be modified in accordance herewith, and this First Supplemental Lease Agreement shall form a part of the Original Agreement for all purposes. Any default by the Company under the Original Agreement shall be deemed to be a default under this First Supplemental Lease Agreement as well, and vice versa.

SECTION 4.06.    Severability. If any clause, paragraph or part of this First Supplemental Lease Agreement for any reason shall be finally adjudged by any court of competent jurisdiction to be unconstitutional or invalid, such judgment shall not affect, impair or invalidate the remainder of this First Supplemental Lease Agreement but shall be confined in its operation to the clause, sentence, paragraph, or any part thereof directly involved in the controversy in which such judgment has been rendered.

SECTION 4.07.    Dating. The dating of this First Supplemental Lease Agreement is intended as and for the convenience of identification of this First Supplemental Lease Agreement and is not intended to indicate that this First Supplemental Lease Agreement was executed and delivered on said date. This First Supplemental Lease Agreement was executed and delivered and became effective on the Conversion Date.

SECTION 4.08.    Indenture. All references in the Agreement to the Indenture shall mean and include the First Supplemental Indenture as defined herein in Section 1.01.

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SECTION 4.09.    Consent of Company. Pursuant to Section 11.03 of the Original Indenture, the Company hereby consents to the execution and delivery of the First Supplemental Indenture.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Issuer, the Company, and the Guarantors have caused this First Supplement and Amendment to Lease Agreement to be executed in their respective names and attested by their duly authorized officers and have caused their seals to be hereunto affixed, all as of the day and year first written above.

PARISH OF ST. JAMES, STATE OF LOUISIANA

By:	/s/ Peter A. Dufresne
Parish President

ATTEST:

By:	/s/ Linda Hubbell
Secretary, Parish Council
(SEAL)

NUSTAR LOGISTICS, L.P.
By: NuStar GP, Inc., its general partner

By:	/s/ Thomas R. Shoaf
Name:	Thomas R. Shoaf
Title:	Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P.

By: Riverwalk Logistics, L.P., its general partner
By: NuStar GP, LLC, its general partner

By:	/s/ Thomas R. Shoaf
Name:	Thomas R. Shoaf
Title:	Executive Vice President and Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.
By: NuStar Pipeline Company, LLC, its general partner

By:	/s/ Thomas R. Shoaf
Name:	Thomas R. Shoaf
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Supplement and Amendment to Lease Agreement – Series 2011]

EXHIBIT A

Guarantees and Additional Covenants

Section 1.	Definitions.

All capitalized, undefined terms used in this Exhibit A shall have the same meanings as used in Article I of the Original Agreement. In addition, for purposes of this Exhibit A, the following words and phrases shall have the following meanings:

“Affiliate Guarantor” means NuStar Pipeline Operating Partnership L.P., a Delaware limited partnership, until a successor Affiliate Guarantor shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Affiliate Guarantor” shall mean or include each Person who is then an Affiliate Guarantor hereunder.

“Attributable Indebtedness” when used with respect to any Sale-Leaseback Transaction, means, as at the time of determination, the present value, discounted at the rate set forth or implicit in the terms of the lease included in the transaction, of the total obligations of the lessee for rental payments, other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that constitute payments for property rights, during the remaining term of the lease included in the Sale-Leaseback Transaction, including any period for which the lease has been extended. In the case of any lease that is terminable by the lessee upon the payment of a penalty or other termination payment, the amount shall be the lesser of the amount determined assuming termination upon the first date the lease may be terminated, in which case the amount shall also include the amount of the penalty or termination payment, but no rent shall be considered as required to be paid under the lease subsequent to the first date upon which it may be so terminated, or the amount determined assuming no termination.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors or the protection of creditors.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms “Beneficially Owns” and “Beneficially Owned” have correlative meanings. For purposes of this definition, a Person shall be deemed not to Beneficially Own securities that are the subject of a stock purchase agreement, merger agreement, amalgamation agreement, arrangement agreement or similar agreement until consummation of the transactions or, as applicable, series of related transactions contemplated thereby.

“Board of Directors” means, with respect to the Company or the Parent Guarantor, the Board of Directors of the General Partner or of the Parent Guarantor’s general partner, as the case may be, or any authorized committee of such Board of Directors.

“Capital Interests” means any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, including, without limitation, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

“Change of Control” means the occurrence of any of the following:

(a)          the direct or indirect lease, sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of (i) all or substantially all of the assets of the Company and its Subsidiaries taken as a whole or (ii) all of the assets of the Parent Guarantor and its Subsidiaries taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than to one or more members of the NuStar Group, which disposition is followed by a Ratings Decline within 60 days thereafter;

(b)          the adoption of a plan relating to the liquidation or dissolution of the Company or the Parent Guarantor, or the removal of (i) the General Partner by the limited partners of the Company, (ii) the general partner of the Parent Guarantor by the limited partners of the Parent Guarantor or (iii) the general partner of the Parent Guarantor’s general partner by the limited partners of the Parent Guarantor’s general partner; or

(c)         the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than one or more members of the NuStar Group, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of the Company, the General Partner, the Parent Guarantor, the Parent Guarantor’s general partner or the general partner of the Parent Guarantor’s general partner, in each case, measured by voting power rather than number of shares, units or the like, which occurrence is followed by a Ratings Decline within 60 days thereafter.

Notwithstanding the preceding, a conversion of the Company or the Parent Guarantor from a limited partnership to a corporation, limited liability company or other form of entity or an exchange of all of the outstanding limited partnership interests for capital stock in a corporation, for member interests in a limited liability company or for Equity Interests in such other form of entity shall not constitute a Change of Control, so long as following such conversion or exchange, the NuStar Group Beneficially Owns, directly or indirectly, in the aggregate more than 50% of the Voting Stock of such entity, or continues to Beneficially Own, directly or indirectly, a sufficient percentage of Voting Stock of such entity to elect a majority of its directors, managers, trustees or other persons serving in a similar capacity for such entity.

“Company Obligations” means amounts payable to the Trustee under Section 4.02(a) of the Agreement and the Reserved Rights.

“Consolidated Net Tangible Assets” means, at any date of determination, the total amount of assets after deducting therefrom (a) all current liabilities, excluding (i) any current liabilities renewable or extendable at the option of the obligor to a time more than 12 months after the time as of which the amount thereof is being computed, and (ii) current maturities of long-term debt, and (b) the value, net of any applicable amortization, of all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the consolidated balance sheet of the Parent Guarantor for the its most recently completed fiscal quarter, prepared in accordance with GAAP.

“Debt” means any obligation created or assumed by any Person for the repayment of money borrowed, and any purchase money obligation created or assumed by such Person and any guarantee of the foregoing.

“Equity Interests” means:

(a)          in the case of a corporation, corporate stock;

(b)          in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(c)          in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited);

(d)          any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuer; and

(e)          all warrants, options or other rights to acquire any of the interests described in clauses (a) through (d) above (but excluding any debt security that is convertible into, or exchangeable for, any of the interests described in clauses (a) through (d) above).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Funded Debt” means all Debt maturing one year or more from the date of the creation thereof, all Debt directly or indirectly renewable or extendable, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof, and all Debt under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

“General Partner” means the person serving as such under the Partnership Agreement, which, on the date hereof, is NuStar GP, Inc., a Delaware corporation.

“Guarantors” means, together, the Parent Guarantor and the Affiliate Guarantor.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by Standard & Poor’s.

“Lien” means any mortgage, pledge, security interest, charge, lien or other encumbrance of any kind, whether or not filed, recorded and perfected under applicable law.

“Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof.

“NuStar Group” means, collectively, NuStar GP Holdings, LLC, the Parent Guarantor and each direct or indirect Subsidiary of either of them.

“Parent Guarantor” means NuStar Energy L.P., a Delaware limited partnership, until a successor Parent Guarantor shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Parent Guarantor” shall mean or include each person who is then a Parent Guarantor hereunder.

“Pari Passu Debt” means any Debt of the Company, whether outstanding on the date of this First Supplemental Lease Agreement or thereafter created, incurred or assumed, unless, in the case of any particular Debt, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Debt shall be subordinated in right of payment to the Company Obligations.

“Partnership Agreement” means the Agreement of Limited Partnership of the Company as in effect from time to time.

“Permitted Liens” means, with respect to any Person:

(1)          Liens upon rights-of-way for pipeline purposes created by a Person other than the Company;

(2)          any statutory or governmental Lien or Lien arising by operation of law, or any mechanics’, repairmen’s, materialmen’s, suppliers’, carriers’, landlords’, warehousemen’s or similar Lien incurred in the ordinary course of business which is not yet due or which is being contested in good faith by appropriate proceedings and any undetermined Lien which is incidental to construction, development, improvement or repair;

(3)          the right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property;

(4)          Liens of taxes and assessments which are (A) for the then current year, (B) not at the time delinquent, or (C) delinquent but the validity of which is being contested at the time in good faith by the Company or any of its Subsidiaries;

(5)          Liens of, or to secure performance of, leases, other than capital leases;

(6)          any Lien upon, or deposits of, any assets in favor of any surety company or clerk of court for the purpose of obtaining indemnity or stay of judicial proceedings;

(7)          any Lien upon property or assets acquired or sold by the Company or any of its Subsidiaries resulting from the exercise of any rights arising out of defaults on receivables;

(8)          any Lien incurred in the ordinary course of business in connection with workmen’s compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations;

(9)          any Lien in favor of the Company or any of its Subsidiaries;

(10)        any Lien in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any state thereof, to secure partial, progress, advance, or other payments pursuant to any contract or statute, or any Debt incurred by the Company or any of its Subsidiaries for the purpose of financing all or any part of the purchase price of, or the cost of constructing, developing, repairing or improving, the property or assets subject to such Lien;

(11)        any Lien securing industrial development, pollution control or similar revenue bonds;

(12)        any Lien securing Debt of the Company or any of its Subsidiaries, all or a portion of the net proceeds of which are used, substantially concurrent with the funding thereof (and for purposes of determining such “substantial concurrence,” taking into consideration, among other things, required notices to be given to Owners of Outstanding Bonds under the Indenture in connection with such refunding, refinancing or repurchase, and the required corresponding durations thereof), to refinance, refund or repurchase all Outstanding Bonds under the Indenture, including the amount of all accrued interest thereon and reasonable fees and expenses and premium, if any, incurred by the Company or any of its Subsidiaries in connection therewith;

(13)        Liens in favor of any Person to secure obligations under the provisions of any letters of credit, bank guarantees, bonds or surety obligations required or requested by any governmental authority in connection with any contract or statute; or

(14)        any Lien upon or deposits of any assets to secure performance of bids, trade contracts or statutory obligations.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, other entity, unincorporated organization or government, or any agency or political subdivision thereof.

“Rating Agency” means each of Standard & Poor’s and Moody’s, or if Standard & Poor’s or Moody’s or both shall not make a rating on the Bonds publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company (as certified by a resolution of the Board of Directors of the General Partner) which shall be substituted for Standard & Poor’s or Moody’s, or both, as the case may be.

“Rating Category” means:

(a)          with respect to S&P, any of the following categories: AAA, AA, A, BBB, BB, B, CCC, CC, C and D (or equivalent successor categories); and

(b)          with respect to Moody’s, any of the following categories: Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C and D (or equivalent successor categories).

“Ratings Decline” means a decrease in the rating of the Bonds by both Moody’s and S&P by one or more gradations (including gradations within Rating Categories as well as between Rating Categories). In determining whether the rating of the Bonds has decreased by one or more gradations, gradations within Rating Categories, namely + or - for S&P, and 1, 2, and 3 for Moody’s, will be taken into account; for example, in the case of S&P, a ratings decline either from BB+ to BB or BB– to B+ will constitute a decrease of one gradation.

“Sale-Leaseback Transaction” means the sale or transfer by the Company or any of its Subsidiaries of any property or assets to a Person (other than the Company or a Subsidiary of the Company) and the taking back by the Company or any Subsidiary of the Company, as the case may be, of a lease of such property or assets.

“Standard & Poor’s” or “S&P” means S&P Global Ratings, a division of S&P Global, Inc., or any successor to the rating agency business thereof.

“Subsidiary” of any Person means (i) any partnership of which more than 50% of the Capital Interests (considering all partners’ Capital Interests as a single class) is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or combination thereof, or (ii) any corporation, association or other business entity of which more than 50% of the total voting power of the Capital Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or combination thereof.

“Subsidiary Guarantor” means, as at any date, any Subsidiary that has become and then is obligated as a guarantor as provided in Section 3(d) of this Exhibit A, not having been released pursuant to Section 3(e) of this Exhibit A.

“Voting Stock” of any Person as of any date means the Equity Interests of such Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote in the election of members of the board of directors, managers, general partners or trustees of such Person (regardless of whether, at the time, Equity Interests of any other class or classes shall have, or might have, voting power by reason of the occurrence of any contingency) or, with respect to a partnership (whether general or limited) whose Equity Interest does not provide holders thereof the general voting power under ordinary circumstances to vote in the election of members of the board of directors, managers, general partners or trustees of such partnership, as applicable, the general partner interest in such partnership.

Section 2.	Unconditional Guarantees.

For value received, the Guarantors hereby fully, irrevocably, unconditionally and absolutely guarantee to the Owners and to the Trustee the due and punctual payment of the Company Obligations, when and as such Company Obligations shall become due and payable according to the terms of the Indenture and this Agreement. The guarantees by the Guarantors set forth in this Section 2 of Exhibit A are referred to herein as the “Guarantees.” Without limiting the generality of the foregoing, the Guarantors’ liability shall extend to all amounts that constitute part of the Company Obligations and would be owed by the Company under the Agreement but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

Failing payment when due of any amount guaranteed pursuant to the Guarantees, for whatever reason, each Guarantor will be obligated (to the fullest extent permitted by applicable law) to pay the same immediately to the Trustee, without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise). Each Guarantee hereunder is intended to be a general, unsecured, senior obligation of each Guarantor and will rank pari passu in right of payment with all indebtedness of such Guarantor that is not, by its terms, expressly subordinated in right of payment to the Guarantee of such Guarantor. Each Guarantor hereby agrees that to the fullest extent permitted by applicable law, its obligations hereunder shall be full, irrevocable, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Company Obligations, the Guarantees or this Agreement, the absence of any action to enforce the same, any waiver or consent by any party with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby agrees that in the event of a default in payment of the Company Obligations under this Agreement, whether at the maturity, upon redemption or by declaration of acceleration or otherwise, legal proceedings may be instituted by the Trustee on behalf of the Owners or, subject to Section 9.04 of the Indenture, by the Owners, on the terms and conditions set forth in the Indenture, directly against the Guarantors to enforce the Guarantees without first proceeding against the Company.

To the fullest extent permitted by applicable law, the obligations of each Guarantor under this Section 2 of Exhibit A shall be as aforesaid full, irrevocable, unconditional and absolute and shall not be impaired, modified, discharged, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Company or such Guarantor contained in the Indenture or this Agreement, (ii) any impairment, modification, release or limitation of the liability of the Company, such Guarantor or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy Law, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by the Company, such Guarantor, the Trustee or the Issuer of any rights or remedies under the Indenture or this Agreement or their delay in or failure to assert or exercise any such rights or remedies, (iv) the assignment or the purported assignment of any property as security for any of the Bonds, including all or any part of the rights of the Company or such Guarantor under the Indenture or this Agreement, (v) the extension of the time for payment by the Company or such Guarantor of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of any of the Bonds or the Indenture or this Agreement or of the time for performance by the Company or such Guarantor of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Company or such Guarantor set forth in the Indenture or this Agreement, (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Company or any of the Guarantors or any of their respective assets, or the disaffirmance of any of the Bonds, the Guarantees or the Indenture or this Agreement in any such proceeding, (viii) the release or discharge of the Company or such Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of any of the Bonds, the Guarantees, the Indenture or this Agreement, (x) any change in the name, business, capital structure, corporate existence, or ownership of the Company or such Guarantor, or (xi) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, a surety or such Guarantor.

To the fullest extent permitted by applicable law, each Guarantor hereby (i) waives diligence, presentment, demand of payment, notice of acceptance, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Company or such Guarantor, and all demands and notices whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing the Guarantees may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing the Guarantees without notice to them and (iii) covenants that its Guarantee will not be discharged except by complete performance of the Guarantees. Each Guarantor further agrees that to the fullest extent permitted by applicable law, if at any time all or any part of any payment theretofore applied by any Person to any Guarantee is, or must be, rescinded or returned for any reason whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of such Guarantor, such Guarantee shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Guarantees shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

The Guarantors shall be subrogated to all rights of the Owners, the Issuer and the Trustee against the Company in respect of any amounts paid by the Guarantors pursuant to the provisions of the Indenture and this Agreement; provided, however, that the Guarantors shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation with respect to any of the Company Obligations until all of the Bonds and the Guarantees thereof shall have been indefeasibly paid in full or discharged.

A director, officer, employee, stockholder, partner or member, as such, of the Guarantors shall not have any liability for any obligations of the Guarantors under the Indenture or this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation.

No failure to exercise and no delay in exercising, on the part of the Trustee, the Issuer or the Owners, any right, power, privilege or remedy under this Section 2 of Exhibit A and the Guarantees shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity. Nothing contained in this Section 2 of Exhibit A shall limit the right of the Trustee, the Issuer or the Owners to take any action to accelerate the maturity of the Bonds pursuant to Section 9.02 of the Indenture or to pursue any rights or remedies hereunder or under applicable law.

Section 3.	Covenants.

The Company hereby covenants and agrees:

(a)          Consolidation, Merger, Conveyance, Transfer or Lease.

(1)          The Company shall not, and subject to Section 3(e) of this Exhibit A, shall not permit any Subsidiary Guarantor to, consolidate with or merge into any other Person or sell, lease or transfer its properties and assets as, or substantially as, an entirety to, any Person, unless:

(A)        (i) in the case of a merger, the Company or such Subsidiary Guarantor is the surviving entity, or (ii) the Person formed by such consolidation or into which the Company or such Subsidiary Guarantor is merged or the Person which acquires by sale or transfer, or which leases, the properties and assets of the Company or such Subsidiary Guarantor as, or substantially as, an entirety expressly assumes, by an amendment hereto, or an amendment to the applicable Subsidiary Guarantor, as, or substantially as, an entirety expressly assumes, by a supplement executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company or such Subsidiary Guarantor, as the case may be, under the Indenture or this Agreement, or the applicable Subsidiary Guarantee, as the case may be;

(B)         the surviving entity or successor Person is a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia;

(C)         immediately after giving effect to such transaction, no Default shall have occurred and be continuing; and

(D)       the Company has delivered to the Trustee an officers’ certificate, stating that such consolidation, merger, conveyance, sale, transfer or lease complies with this Section 3(a) of Exhibit A and Section 2.02(b) of the Agreement and that all conditions precedent herein provided for relating to such transaction have been complied with.

(2)          Upon any consolidation of the Company or any Subsidiary Guarantor with, or merger of the Company or any Subsidiary Guarantor into, any other Person or any sale, transfer or lease of the properties and assets of the Company or any Subsidiary Guarantor as, or substantially as, an entirety in accordance with Section 3(a)(1) of this Exhibit A, the successor Person formed by such consolidation or into which the Company or such Subsidiary Guarantor is merged or to which such sale, transfer or lease is made shall (and, in the case of any Subsidiary Guarantor, its Subsidiary Guarantee will provide that it shall) succeed to, and be substituted for, and may exercise every right and power of, the Company or such Subsidiary Guarantor under the Indenture and this Agreement, or the Subsidiary Guarantee of such Subsidiary Guarantor, as the case may be, with the same effect as if such successor Person had been named originally as the Company or such Subsidiary Guarantor herein or therein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and this Agreement and the Company Obligations or such Subsidiary Guarantee, as the case may be.

(b)          Limitations on Liens.

The Company will not, nor will it permit any of its Subsidiaries to, create, assume, incur or suffer to exist any Lien upon any property or assets, whether owned or leased on the date of this First Supplemental Lease Agreement or thereafter acquired, to secure any Debt of the Company or any other Person (other than the Company Obligations), without in any such case making effective provision whereby all of the Company Obligations shall be secured equally and ratably with, or prior to, such Debt so long as such Debt shall be so secured. This restriction shall not apply to:

(1)          Permitted Liens;

(2)         any Lien upon any property or assets of the Company or any of its Subsidiaries in existence on the date of this First Supplemental Lease Agreement or created pursuant to an “after acquired property” clause or similar term or otherwise provided for pursuant to agreements existing on the date of this First Supplemental Lease Agreement;

(3)         any Lien upon any property or assets created at the time of acquisition of such property or assets by the Company or any of its Subsidiaries or within one year after such time to secure all or a portion of the purchase price for such property or assets or Debt incurred to finance such purchase price, whether such Debt was incurred prior to, at the time of or within one year after the date of such acquisition;

(4)        any Lien upon any property or assets existing thereon at the time of the acquisition thereof by the Company or any of its Subsidiaries (regardless of whether the obligations secured thereby are assumed by the Company or any of its Subsidiaries); provided, however, that such Lien only encumbers the property or assets so acquired;

(5)         any Lien upon any property or assets of a Person existing thereon at the time such Person becomes a Subsidiary of the Company by acquisition, merger or otherwise; provided, however, that such Lien only encumbers the property or assets of such Person at the time such Person becomes a Subsidiary of the Company;

(6)          any Lien upon any property or assets to secure all or part of the cost of construction, development, repair or improvements thereon or to secure Debt incurred prior to, at the time of, or within one year after completion of such construction, development, repair or improvements or the commencement of full operations thereof (whichever is later), to provide funds for any such purpose;

(7)        Liens imposed by law or order as a result of any proceeding before any court or regulatory body that is being contested in good faith, and Liens which secure a judgment or other court-ordered award or settlement as to which the Company or the applicable Subsidiary, as the case may be, has not exhausted its appellate rights;

(8)         any Lien upon any additions, improvements, replacements, repairs, fixtures, appurtenances or component parts thereof attaching to or required to be attached to property or assets pursuant to the terms of any mortgage, pledge agreement, security agreement or other similar instrument, creating a Lien upon such property or assets permitted by clauses (1) through (7) above;

(9)        any extension, renewal, refinancing, refunding or replacement (or successive extensions, renewals, refinancing, refundings or replacements) of any Lien, in whole or in part, referred to in clauses (1) through (8), inclusive, of this Section 3(b) of Exhibit A; provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal, refinancing, refunding or replacement (plus the aggregate amount of premiums, other payments, costs and expenses required to be paid or incurred in connection with such extension, renewal, refinancing, refunding or replacement); provided, further, however, that such extension, renewal, refinancing, refunding or replacement Lien shall be limited to all or a part of the property (including improvements, alterations and repairs on such property) subject to the encumbrance so extended, renewed, refinanced, refunded or replaced (plus improvements, alterations and repairs on such property); or

(10)        any Lien resulting from the deposit of moneys or evidence of indebtedness in trust for the purpose of defeasing Debt of the Company or any Subsidiary.

Notwithstanding the foregoing provisions of this Section 3(b) of Exhibit A, the Company may, and may permit any of its Subsidiaries to, create, assume, incur or suffer to exist any Lien upon any property or assets to secure Debt of the Company or any Person (other than the Bonds) that is not excepted by clauses (1) through (10), inclusive, of this Section 3(b) of Exhibit A without securing the Bonds issued under the Indenture, provided that the aggregate principal amount of all Debt then Outstanding secured by such Lien and all similar Liens, together with all Attributable Indebtedness from Sale-Leaseback Transactions (excluding Sale-Leaseback Transactions permitted by clauses (1) through (4), inclusive, of Section 3(c) of this Exhibit A), does not exceed 10% of Consolidated Net Tangible Assets.

(c)          Restriction of Sale-Leaseback Transaction.

The Company will not, nor will it permit any of its Subsidiaries to, engage in a Sale-Leaseback Transaction, unless:

(1)         the Sale-Leaseback Transaction occurs within one year from the date of completion of the acquisition of the property or assets subject thereto or the date of the completion of construction, development or substantial repair or improvement, or commencement of full operations on such property or assets, whichever is later;

(2)          the Sale-Leaseback Transaction involves a lease for a period, including renewals, of not more than three years;

(3)         the Company or such Subsidiary would be entitled to incur Debt secured by a Lien on the property or assets subject thereto in a principal amount equal to or exceeding the Attributable Indebtedness from such Sale-Leaseback Transaction without equally and ratably securing the Bonds; or

(4)         the Company or such Subsidiary, within a one-year period after such Sale-Leaseback Transaction, applies or causes to be applied an amount not less than the Attributable Indebtedness from such Sale-Leaseback Transaction to (A) the prepayment, repayment, redemption, reduction or retirement of Pari Passu Debt of the Company, or (B) the expenditure or expenditures for property or assets used or to be used in the ordinary course of business of the Company or its Subsidiaries.

Notwithstanding the foregoing provisions of this Section 3(c) of Exhibit A, the Company may, and may permit any of its Subsidiaries to, effect any Sale-Leaseback Transaction that is not excepted by clauses (1) through (4), inclusive, of this Section 3(c) of Exhibit A; provided that the Attributable Indebtedness from such Sale-Leaseback Transaction, together with the aggregate principal amount of then outstanding Debt (other than the Bonds) secured by Liens upon any property or assets of the Company or its Subsidiaries not excepted by clauses (1) through (10), inclusive, of Section 3(b) of this Exhibit A, do not exceed 10% of the Consolidated Net Tangible Assets.

(d)          Future Subsidiary Guarantors.

The Company shall cause each Subsidiary of the Company that guarantees or becomes a co-obligor in respect of any Funded Debt of the Company (including, without limitation, following any release of such Subsidiary pursuant to Section 3(e) of this Exhibit A from any guarantee previously provided by it under this Section 3(d) of Exhibit A) to cause the Company Obligations to be equally and ratably guaranteed by such Subsidiary, but only to the extent that the Company Obligations are not already guaranteed by such Subsidiary on reasonably comparable terms and promptly execute and deliver to the Trustee an amendment to this Agreement pursuant to which such Subsidiary will guarantee payment of the Company Obligations.

(e)          Release of Guarantee.

Notwithstanding anything to the contrary in Section 3(d) of this Exhibit A, in the event that any Subsidiary that has guaranteed the Company Obligations pursuant to Section 3(d) of this Exhibit A shall no longer be a guarantor of any Funded Debt of the Company other than the Company Obligations, and so long as no Default with respect to the Company Obligations shall have occurred or be continuing, such Subsidiary, upon giving written notice to the Trustee to the foregoing effect, shall be deemed to be automatically released from all of its obligations in respect of the Company Obligations, and its guarantee thereof and this Agreement without further act or deed and such guarantee of such Subsidiary shall be terminated and of no further force or effect. Following the receipt by the Trustee of any such notice, the Company shall cause this Agreement to be amended to evidence such release and termination; provided, however, that the failure to so amend this Agreement shall not affect the validity of the release and termination of such guarantee of such Subsidiary.

Notwithstanding any other provisions of the Indenture, the Agreement or this Exhibit A, if at any time the Affiliate Guarantor does not guarantee any obligations of the Parent Guarantor or any of its Subsidiaries (including the Company) under any bank credit facility or any public debt instrument (other than pursuant to its Guarantee), then upon the Affiliate Guarantor giving written notice to the Trustee to the foregoing effect, the Affiliate Guarantor shall automatically be deemed to be released from its Guarantee and all of its obligations in respect of the Company Obligations and shall no longer be a “Guarantor” hereunder. However, if at any time after the Affiliate Guarantor is released from its Guarantee, the Affiliate Guarantor guarantees any obligations of the Parent Guarantor or any of its Subsidiaries (including the Company) under any bank credit facility or any public debt instrument, then the Affiliate Guarantor will (1) simultaneously therewith, automatically be deemed to be a “Guarantor” under the Agreement and have all obligations applicable to Guarantors under the Agreement and (2) provide a Guarantee of the Company Obligations pursuant to documentation satisfactory to the Trustee.

(f)          Change of Control.

(1)         If a Change of Control occurs, each Owner of Bonds shall have the right to require the Trustee with funds provided by the Company, who may designate a third party for this purpose (in either case, the “Company Designee”) to repurchase all or any part (which shall be in an amount equal to an Authorized Denomination under the Indenture) of that Owner’s Bonds pursuant to the offer described below (the “Change of Control Offer”). In the Change of Control Offer, the Company shall offer a “Change of Control Payment” in cash equal to 101% of the aggregate principal amount of Bonds repurchased, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of purchase (the “Change of Control Payment Date”), subject to the rights of any Owner in whose name a Bond is registered on a Record Date occurring prior to the Change of Control Payment Date to receive interest due on an Interest Payment Date that is on or prior to such Change of Control Payment Date.

(2)         Within 30 days following any Change of Control, at the written direction of the Company Designee, which shall be accompanied by a form of notice in accordance with the applicable procedures of the Securities Depository, the Trustee shall deliver, within five (5) days after receipt of such written direction from the Company Designee, the notice provided by the Company to each Owner of Bonds. The notice, which shall govern the terms of the Change of Control Offer, shall state, among other things:

(A)         that a Change of Control has occurred and a Change of Control Offer is being made as provided for herein, and that, although Owners are not required to tender their Bonds, all Bonds that are validly tendered shall be accepted for payment;

(B)         the Change of Control Payment and the Change of Control Payment Date, which will be no earlier than 10 days and no later than 60 days after the date such notice is delivered in accordance with the applicable procedures required by the Indenture;

(C)         that any Bonds accepted for payment pursuant to the Change of Control Offer (and duly paid for on the Change of Control Payment Date) shall cease to accrue interest after the Change of Control Payment Date;

(D)         that any Bonds (or portions thereof) not validly tendered shall continue to accrue interest;

(E)        that any Owner electing to have a Bond purchased pursuant to any Change of Control Offer shall be required to surrender the Bond, or transfer by book-entry transfer, to the Trustee, at the address specified in the notice at least one (1) Business Day before the Change of Control Payment Date;

(F)         that Owners shall be entitled to withdraw their election if the Trustee receives, not later than the expiration of the Change of Control Offer, a facsimile transmission or letter setting forth the name of the Owner, the principal amount of the Bond the Owner delivered for purchase and a statement that such Owner is withdrawing his election to have such Bond purchased;

(G)         the instructions and any other information necessary to enable Owners to tender their Bonds (or portions thereof) and have such Bonds (or portions thereof) purchased pursuant to the Change of Control Offer; and

(H)         whether any partial redemption of Bonds is scheduled to occur during the Change of Control Offer period.

(3)        On or before the Change of Control Payment Date, the Trustee shall accept for payment all Bonds or portions thereof properly tendered and not withdrawn pursuant to the Change of Control Offer. Promptly after such acceptance, on the Change of Control Payment Date, the Company Designee will:

(A)         deposit by 11:00 a.m., New York City time, with the Trustee an amount equal to the Change of Control Payment in respect of all Bonds or portions thereof so tendered for deposit in the Change of Control Payment Fund; and

(B)         provide the Trustee an officers’ certificate stating the aggregate principal amount of Bonds or portions thereof being purchased by the Company Designee.

(4)         On the Change of Control Payment Date, the Trustee, shall deliver to each Owner of Bonds accepted for payment the Change of Control Payment for such Bonds (or, if all the Bonds are then in global form, make such payment in accordance with the applicable procedures of the Securities Depositary), and the Issuer shall promptly issue a new Bond with a new Sub-series designated and new Interest Period, and the Trustee shall promptly authenticate and deliver in accordance with the applicable procedures of the Securities Depositary to each Owner such new Bond equal in principal amount to any unpurchased portion of the Bonds surrendered, if any; provided that each such new Bond shall be in a principal amount equal to an Authorized Denomination under the Indenture. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

(5)         The provisions described in this Section 3(f) that require the Company to make a Change of Control Offer following a Change of Control shall be applicable regardless of whether any other provisions of the Indenture are applicable, except as set forth in Section 3(g) below.

(6)         Notwithstanding the other provisions of this Section 3(f), the Company and the Trustee shall not be required to make a Change of Control Offer upon a Change of Control if (A) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Exhibit A applicable to a Change of Control Offer made by the Company and purchases all Bonds validly tendered and not withdrawn under such Change of Control Offer, (B) notice of redemption of all outstanding Bonds has been given pursuant to the Indenture, unless and until there is a default in payment of the applicable redemption price, or (C) in connection with or in contemplation of any Change of Control, the Company has made an offer to purchase (an “Alternate Offer”) any and all Bonds validly tendered at a cash price equal to or higher than the Change of Control Payment and has purchased all Bonds properly tendered in accordance with the terms of such Alternate Offer.

(7)          A Change of Control Offer or Alternate Offer may be made in advance of a Change of Control, and conditioned upon the occurrence of the Change of Control, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer or Alternate Offer.

(8)         In the event that Owners of not less than 90% of the aggregate principal amount of the outstanding Bonds have been accepted for payment pursuant to a Change of Control Offer or an Alternate Offer and the Company (or a third party making the Change of Control Offer or Alternate Offer as provided in Section 3(f)(6)) purchases all of the Bonds held by such Owners, the Company will have the right, upon not less than 10 nor more than 60 days’ notice, given not more than 30 days following the purchase pursuant to the Change of Control Offer or Alternate Offer described above, as the case may be, to cause a mandatory tender of all of the Bonds that remain Outstanding following such purchase at a price equal to the applicable Change of Control Payment or Alternate Offer price, as applicable, plus, to the extent not included in the Change of Control Payment or Alternate Offer price, as applicable, accrued and unpaid interest thereon, if any, to, but excluding, the date of tender (such date, the “Change of Control Mandatory Purchase Date”) (subject to the right of Owners of record on the relevant Record Date to receive interest due on an Interest Payment Date that is on or prior to the Change of Control Mandatory Purchase Date).

(g)          Termination of Right to Tender Upon Change of Control.

If at any time (1) the Bonds have an Investment Grade Rating from either of the Rating Agencies, (2) no Default has occurred and is continuing under this Agreement or the Indenture and (3) the Company has delivered to the Trustee an officers’ certificate certifying to (1) and (2) of this Section 3(g) of Exhibit A (the occurrence of the events described in the foregoing clauses (1), (2) and (3) being collectively referred to as a “Covenant Termination Event”), the Company and its Subsidiaries shall no longer be subject to the provisions of Section 3(f) of this Exhibit A. However, the Company and its Subsidiaries will remain subject to all of the other provisions of this Agreement.

The Trustee shall not have any obligation to monitor the ratings of the Bonds, the occurrence or date of any Covenant Termination Event and may rely conclusively on the officers’ certificate referenced above with respect to the same. The Trustee shall not have any obligation to notify the Owners of the occurrence or date of any Covenant Termination Event, but may provide a copy of such officers’ certificate to any Owner upon request.

EXHIBIT B

Indenture of Trust dated as of August 1, 2011

(See Attached)

Indenture Of Trust

between

Parish of St. James,
State of Louisiana

and

U.S. Bank National Association

Dated as of August 1, 2011

$75,000,000
Parish Of St. James, State of Louisiana
Revenue Bonds
(NuStar Logistics, LP. Project)
Series 2011

ARTICLE XI

SUPPLEMENTAL INDENTURES

SECTION 11.01.	Supplemental Indentures Not Requiring Consent of Owners of Bonds	51
SECTION 11.02.	Supplemental Indentures Requiring Consent of Owners of Bonds	52
SECTION 11.03.	Consent of the Company	53
SECTION 11.04.	Execution of Amendments and Supplements by Trustee	53

ARTICLE XII

AMENDMENT OF AGREEMENT

SECTION 12.01.	Amendments to Agreement Not Requiring Consent of Owners of Bonds	54
SECTION 12.02.	Amendments to Agreement Requiring Consent of Owners of Bonds	54

ARTICLE XIII

MISCELLANEOUS

SECTION 13.01.	Consents of Owners of Bonds	55
SECTION 13.02.	Limitation of Rights	55
SECTION 13.03.	Severability	55
SECTION 13.04.	Notices	55
SECTION 13.05.	Payments Due on Saturdays, Sundays and Holidays	56
SECTION 13.06.	Counterparts	56
SECTION 13.07.	Applicable Provisions of Law	57
SECTION 13.08.	Rules of Interpretation	57
SECTION 13.09.	Captions	57
SECTION 13.10.	No Personal Liability	57
SECTION 13.11.	Certain References Ineffective Except During a Credit Facility Period	57

EXHIBIT A	Form of Bonds
EXHIBIT B	Form of Notice from Trustee to Owner Regarding Mandatory Purchase Date
EXHIBIT C	Cost of Issuance
EXHIBIT D	Form of Completion Certificate

Indenture of Trust

This Indenture Of Trust dated as of August 1, 2011 (this “Indenture”), between the Parish of St. James, State of Louisiana, a political subdivision of the State of Louisiana created and existing under the Constitution and Laws of the State of Louisiana (the “Issuer”) and U.S. Bank National Association, a national banking association (the “Trustee”);

Witnesseth:

WHEREAS, the Issuer is empowered under the laws of the State of Louisiana, particularly Sections 991 through 1000, inclusive, of Title 39 of the Louisiana Revised Statutes of 1950, as amended (the “Act”), and other constitutional and statutory authority supplemental thereto, to issue its bonds for the purpose of encouraging the location of manufacturing, industrial and commercial facilities and other enterprises within the Parish of St. James, Louisiana; and

WHEREAS, in furtherance of the public purpose for which the Issuer was created, the Issuer proposes to issue $75,000,000 in principal amount of its Revenue Bonds (NuStar Logistics, L.P. Project) Series 2011 (the “Bonds”) pursuant to this Indenture, for the purpose of financing a portion of the cost of acquiring, constructing and installing an addition of approximately 4.8 million barrels of additional storage capacity comprised of approximately twenty‑four (24) tanks ranging in capacity from 90,000 to 363,000 shell barrels; and new tank lines, pumps and manifolds for new tanks; and additional rail car off loading facilities, all located at the NuStar St. James Terminal on the west bank of the Mississippi River at mile marker 159.9 in the Parish of St. James, State of Louisiana, constituting nonresidential real property to be located in the geographical limits of St. James Parish in the Gulf Opportunity Zone as provided in the Gulf Opportunity Zone Act of 2005 (the “Project”), and paying the costs of issuance of such Bonds, and to lease the Project to NuStar Logistics, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the “Company”), pursuant to a Lease Agreement (the “Agreement”) of even date herewith between the Issuer and the Company; and

WHEREAS, it has been determined that the estimated amount necessary to finance the cost of the acquisition, construction and installation of the Project, including necessary expenses incidental to the issuance of the Bonds, will require the issuance, sale and delivery of Bonds in the aggregate principal amount of $75,000,000, as hereinafter provided; and

WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid assignment and pledge of the payments under the Agreement (except for “Reserved Rights” as hereinafter defined) for payment of the principal or Purchase Price of, premium, if any, and interest on the Bonds, and to constitute this Indenture a valid assignment of the rights of the Issuer under the Agreement except as otherwise stated herein, have been done and performed, and the creation, execution and delivery of this Indenture, and the issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

GRANTING CLAUSES

That the Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the Owners thereof, and of the sum of one dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure the payment of the principal of, premium, if any, and interest on the Bonds according to their tenor and effect and to secure the performance and observance by the Issuer of all the covenants expressed herein and in the Bonds, and does hereby assign and grant a security interest in the following to the Trustee, and its successors in trust and assigns forever, for the securing of the performance of the obligations of the Issuer hereinafter set forth:

GRANTING CLAUSE FIRST

All right, title and interest of the Issuer in and to the Agreement (except for Reserved Rights), including, but not limited to, the present and continuing right to make claim for, collect, receive and receipt for any of the sums, amounts, income, revenues, issues and profits and any other sums of money payable or receivable under the Agreement, to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which the Issuer is or may become entitled to do under the Agreement.

GRANTING CLAUSE SECOND

All right, title and interest of the Issuer in and to all moneys and securities from time to time held by the Trustee under the terms of this Indenture, other than moneys for the payment of the Purchase Price and moneys held in the Rebate Fund.

GRANTING CLAUSE THIRD

Any and all other property rights and interests of every kind and nature from time to time hereafter by delivery or by writing of any kind granted, bargained, sold, alienated, demised, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated or otherwise subjected hereto, as and for additional security herewith, by the Company or any other person on its behalf or with its written consent or by the Issuer or any other person on its behalf or with its written consent, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or hereafter acquired, unto the Trustee and its respective successors in said trust and assigns forever;

IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth (a) first, for the equal and proportionate benefit, security and protection of all present and future Owners of the Bonds, from time to time, issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds except in the case of funds held hereunder for the benefit of particular Owners of Bonds, and (b) second, for the benefit of the Credit Provider to the extent provided herein;

PROVIDED, HOWEVER, that if the Issuer, its successors or assigns shall well and truly pay, or cause to be paid, the principal of, premium, if any, and interest on the Bonds due or to become due thereon, at the times and in the manner set forth in the Bonds according to the true intent and meaning thereof, and shall cause the payments to be made on the Bonds as required hereunder, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon, and shall well and truly cause to be kept, performed and observed all of its covenants and conditions pursuant to the terms of this Indenture, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon the final payment thereof this Indenture and the rights hereby granted shall cease, determine and be void, except to the extent specifically provided in Article VIII hereof; otherwise this Indenture shall remain in full force and effect.

THIS INDENTURE FURTHER WITNESSETH, and it is declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said property, rights and interests, including, without limitation, the amounts payable under the Agreement and any other amounts hereby assigned and pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as herein expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective Owners of the Bonds as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.    Definitions.  All capitalized, undefined terms used herein shall have the meanings ascribed to such terms in Article I of the Agreement (as defined below).  In addition, unless the context shall otherwise require, the following words and phrases when used in this Indenture shall have the meanings specified in this Section:

“Act” means Sections 991 through 1000, inclusive, of Title 39 of the Louisiana Revised Statutes of 1950, as amended.

“Act of Bankruptcy” means the filing of a petition in bankruptcy (or any other commencement of a bankruptcy or similar proceeding) by or against the Company or any affiliate of the Company under any applicable bankruptcy, insolvency, reorganization or similar law, now or hereafter in effect.

“Agreement” means the Lease Agreement dated as of this date between the Issuer and the Company, and any amendments and supplements thereto.

“Beneficial Owner” means, for any Bond that is held by a nominee, the beneficial owner of such Bond.

“Bond Counsel” means a firm of nationally recognized standing in the field of municipal finance law whose opinions are generally accepted by purchasers of public obligations and who is approved by the Issuer and the Trustee.

“Bond Fund” means the fund created in Section 6.01 hereof, in which there is established a General Account, a Credit Facility Account and a Remarketing Account.

“Bond Register” means the books of the Issuer kept by the Trustee to evidence the registration and transfer of the Bonds.

“Bonds” means the Parish of St. James, State of Louisiana, Revenue Bonds (NuStar Logistics, L.P. Project) Series 2011 issued by the Issuer pursuant to this Indenture.

“Book-Entry System” means the system maintained by the Securities Depository described in Section 2.16 herein.

“Business Day” means any day other than a day on which banking institutions in the city in which the principal corporate trust office of the Trustee or the principal office of the Remarketing Agent is located, or the office of the Credit Provider at which drawings under the Credit Facility are to be presented are required or authorized by law to remain closed, or other than a day on which the New York Stock Exchange is closed.

“Calculation Period” is defined in Section 2.05 hereof.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, including, when appropriate, the statutory predecessor thereof, or any applicable corresponding provisions of any future laws of the United States of America relating to federal income taxation, and except as otherwise provided herein or required by the context hereof, includes interpretations thereof contained or set forth in the applicable regulations of the Department of the Treasury (including applicable final or temporary regulations and also including regulations issued pursuant to the statutory predecessor of the Code, the applicable rulings of the Internal Revenue Service (including published Revenue Rulings and private letter rulings), and applicable court decisions).

“Commercial Paper Period” is defined in Section 2.05 hereof.

“Commercial Paper Rate” means an interest rate on the Bonds set under Section 2.05 hereof.

“Company” means (i) NuStar Logistics, L.P., a limited partnership organized and existing under the laws of the State of Delaware, and (ii) any surviving, resulting, or transferee entity as provided in the Agreement.

“Company Representative” means the person or persons at the time designated to act on behalf of the Company by written certificate furnished to the Issuer and the Trustee containing the specimen signatures of such person or persons and signed on behalf of the Company by the President or Vice President of the Company’s general partner.  Such certificate may designate an alternate or alternates.

“Conversion Date” means the date established for the conversion of the interest rate on the Bonds from one type of Interest Period to another type of Interest Period pursuant to Section 2.07 hereof (whether or not such conversion actually occurs), which date shall be an Interest Payment Date.

“Conversion Option” means the option granted to the Company in Section 2.07 hereof to convert from one type of Interest Period to another type of Interest Period.

“Credit Facility” means the Letter of Credit and any Substitute Credit Facility provided by the Company pursuant to Section 4.04 of the Agreement.

“Credit Facility Period” shall mean any Interest Period during which payment of the principal and Purchase Price of, and the interest and redemption premium (if any) on, the Bonds are secured by a Credit Facility.

“Credit Facility Termination Date” means the later of(a) that date upon which the Credit Facility shall expire or terminate pursuant to its terms, or (b) that date to which the expiration or termination of the Credit Facility may be extended, from time to time, either by extension or renewal of the existing Credit Facility.

“Credit Provider” means the provider of any Credit Facility.

“Daily Period” is defined in Section 2.03 hereof.

“Daily Rate” means an interest rate on the Bonds set under Section 2.03 hereof.

“Default” means any Default under this Indenture as specified in and defined by Section 9.01 hereof.

“Demand Purchase Option” means the option granted to Owners of Bonds, while the Bonds bear interest at the Daily Rate or the Weekly Rate, to require that Bonds be purchased pursuant to Section 4.02 hereof.

“Determination of Taxability” means a final decree or judgment of any federal court or a final action of the Internal Revenue Service determining that interest paid or payable on any Bond is or was includable in the gross income of an Owner of the Bonds for federal income tax purposes (other than an Owner who is a “substantial user” or “related person” to a “substantial user” within the meaning of Section 147(a) of the Code); provided, that no such decree, judgment, or action will be considered final for this purpose, however, unless the Company has been given written notice and, if it is so desired and is legally allowed, has been afforded the opportunity to contest the same, either directly or in the name of any Owner of a Bond, and until the conclusion of any appellate review, if sought.

“First Optional Redemption Date” means the first day of the 120th calendar month from the beginning of such Long Term Period.

“Fitch” means Fitch, Inc., its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, “Fitch” shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, with the consent of the Remarketing Agent and the Credit Provider, by written notice to the Trustee.

“Government Obligations” means direct general obligations of, or obligations the payment of the principal of and interest on which are unconditionally guaranteed as to full and timely payment by, the United States of America, which obligations are noncallable.

“Indenture” means this Indenture of Trust, and any amendments or supplements hereto.

“Independent Counsel” means an attorney duly admitted to practice law before the highest court of any state and who is not a full-time employee, director, officer, or partner of the Issuer or the Company.

“Interest Payment Date” is defined in the form of the Bonds appearing in Exhibit A hereto.

“Interest Period” means each Daily Period, Weekly Period, Commercial Paper Period and Long Term Period.

“Issuer” means the Parish of St. James, State of Louisiana, and its successors and assigns.

“Issuer Representative” means the person or persons at the time designated to act on behalf of the Issuer by written certificate furnished to the Company and the Trustee containing the specimen signatures of such person or persons and signed on behalf of the Issuer by its duly authorized agent.  Such certificate may designate an alternate or alternates.

“Letter of Credit” means that certain letter of credit, dated the date of issuance of the Bonds, issued by Wells Fargo Bank, National Association, as the initial Credit Provider.

“Long Term Period” is defined in Section 2.06 hereof.

“Long Term Rate” means an interest rate on the Bonds set under Section 2.06 hereof.

“Mandatory Purchase Date” means (a)each Conversion Date other than a conversion between the Daily Period and Weekly Period, (b) each day immediately following the end of a Calculation Period, (c) the first day of any Long Term Period, (d) the Interest Payment Date immediately before the Credit Facility Termination Date (provided that such Interest Payment Date shall precede the Credit Facility Termination Date by not less than 2 Business Days), (e) the Interest Payment Date concurrent with the effective date of a Substitute Credit Facility, and (f) the first Interest Payment Date following the occurrence of a Determination of Taxability for which the Trustee can give notice pursuant to the provisions of Section 4.01(b) hereof.

“Maximum Rate” means an interest rate per annum equal to the lesser of the maximum rate permitted by law and 12%.  The Maximum Rate may be adjusted by an amendment to this Indenture, after the date of initial issuance and delivery of the Bonds, provided that (a) such Maximum Rate shall at no time exceed the maximum rate permitted by law, and (b) such adjustment to the Maximum Rate shall not become effective unless and until the Trustee shall receive (i) satisfactory evidence that the stated amount of the Credit Facility (if any) has been adjusted to reflect the adjusted Maximum Rate and (ii) an opinion of Bond Counsel satisfactory to the Trustee to the effect that such adjustment will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes.

“Moody’s” means Moody’s Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, “Moody’s” shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, with the consent of the Remarketing Agent and the Credit Provider, by written notice to the Trustee.

“Outstanding” or “Bonds Outstanding” means all Bonds which have been authenticated and delivered by the Trustee under this Indenture, except:

(a)          Bonds canceled after purchase in the open market or because of payment at, or redemption prior to, maturity;

(b)          Bonds paid or deemed paid pursuant to Article VIII hereof;

(c)          Bonds in lieu of which others have been authenticated under Section 2.12 or Section 2.13 hereof; and

(d)          Bonds deemed tendered hereunder and for which another Bond has been issued.

“Owner” means the person or persons in whose name or names a Bond shall be registered on the books of the Issuer kept by the Trustee for that purpose in accordance with provisions of this Indenture.

“Par” means one hundred percent (100%) of the principal amount of any Bond, or of the aggregate principal amount of the Bonds Outstanding, as the context may require, exclusive of accrued interest.

“Participant” means one of the entities which is a member of the Securities Depository and deposits securities, directly or indirectly, in the Book-Entry System.

“Pledged Bonds” means any Bonds which shall, at the time of determination thereof, be pledged to the Credit Provider pursuant to or in connection with the Credit Facility.

“Project Fund” means the fund created in Section 6.05 hereof.

“Purchase Price” means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered pursuant to Section 4.01 or 4.02 hereof, plus, in the case of purchase pursuant to Section 4.02 hereof, accrued and unpaid interest thereon to the date of purchase.

“Rebate Fund” means the fund created in Section 6.13 hereof.

“Record Date” is defined in the form of the Bonds attached as Exhibit A hereto.

“Remarketing Agent” means the Remarketing Agent acting as such under the Remarketing Agreement.  The Remarketing Agent must be a Participant in the Book-Entry System with respect to the Bonds.  “Principal Office” of the Remarketing Agent means the principal office of the Remarketing Agent designated in the Remarketing Agreement.

“Remarketing Agreement” means the Remarketing Agreement dated as of this date between the Company and SunTrust Robinson Humphrey, Inc. its successors and assigns, and any amendments or supplements thereto, together with any similar agreement entered into between the Company and any successor Remarketing Agent.

“Reserved Rights” means amounts payable to the Issuer under Sections 4.02(b), 7.02 and 8.04 of the Agreement and the right of the Issuer to receive notices.

“Responsible Officer” when used with respect to the Trustee, means any officer within the corporate trust administrative department of the Trustee, including any vice president, any assistant vice president, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

“Securities Depository” means The Depository Trust Company, New York, New York, or its nominee, and its successors and assigns.

“State” means the State of Louisiana.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, a corporation organized and existing under the laws of the State of New York, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, “S&P” shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, with the consent of the Remarketing Agent and the Credit Provider, during any Credit Facility Period, by written notice to the Trustee.

“Substitute Credit Facility” means a letter of credit, line of credit, insurance policy or other credit facility securing the payment of the principal and Purchase Price of, redemption premium (if any) and interest on the Bonds, delivered to the Trustee in accordance with Section 4.04 of the Agreement.

“Tax Regulatory Agreement” means the Tax Regulatory Agreement dated as of the date hereof by and among the Company, the Issuer and the Trustee.

“Tender Date” means (a) during any Daily Period, any Business Day and (b) during any Weekly Period, the seventh day (unless such day is not a Business Day, in which case the next succeeding Business Day) following receipt by the Trustee of notice from the Owner that such Owner has elected to tender bonds (as more fully described in Section 4.02 hereof).

“Trustee” means U.S. Bank National Association, a national banking association and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor Trustee at the time serving as successor Trustee hereunder.  “Principal Office” of the Trustee means the address specified in Section 13.04 hereof or such other address as may be designated in writing to the Remarketing Agent, the Issuer and the Company.

“Trust Estate” means the property conveyed to the Trustee pursuant to the Granting Clauses hereof.

“Weekly Period” is defined in Section 2.04 hereof.

“Weekly Rate” means an interest rate on the Bonds set under Section 2.04 hereof.

SECTION 1.02.    Uses of Phrases.  Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders.  Unless the context shall otherwise indicate, the words “Bond,” “Bondholder,” “Owner,” “registered owner” and “person” shall include the plural as well as the singular number, and the word “person” shall include corporations and associations, including public bodies, as well as persons.  Any percentage of Bonds, specified herein for any purpose, is to be figured on the unpaid principal amount thereof then Outstanding.  All references herein to specific Sections of the Code refer to such Sections of the Code and all successor or replacement provisions thereto.

ARTICLE II

THE BONDS

SECTION 2.01.     Authorized Amount of Bonds.  The total principal amount of Bonds that may be issued hereunder is hereby expressly limited to $75,000,000.

SECTION 2.02.     Issuance and Term of Bonds.  (a)  The Bonds shall be designated “Parish of St. James, State of Louisiana, Revenue Bonds (NuStar Logistics, L.P. Project) Series 2011” and shall be issued in the aggregate principal amount of$75,000,000.  The Bonds shall be in substantially the form of Exhibit A, which is part of this Indenture, in the denominations provided for in the Bonds.

(b)          The Bonds shall be dated the date of initial authentication and delivery, shall bear interest from such date, and shall mature (subject to prior redemption) on August 1, 2041.  The Bonds shall bear interest at the Daily Rate, the Weekly Rate, the Commercial Paper Rate or the Long Term Rate, as more fully described in this Article II and as provided for in the form of Bond.  Company may direct a change in the type of Interest Period pursuant to the provisions of Section 2.07 hereof.  Interest on the Bonds will initially be payable at the Weekly Rate.  The rate of interest borne by the Bonds shall not exceed the Maximum Rate.

(c)          The principal and Purchase Price of and premium, if any, and interest on the Bonds shall be payable and computed as provided for in the Bonds.

SECTION 2.03.     Daily Period.  (a)  From any Conversion Date after which the Bonds will bear interest at the Daily Rate until the next following Conversion Date (the “Daily Period”), the Bonds shall bear interest at the Daily Rate, as hereinafter described.

(b)          The Daily Rate will be determined by the Remarketing Agent (and the authority to so determine the rate is hereby delegated by the Issuer to the Remarketing Agent) as follows:  the interest rate for each day shall be established at a rate equal to the interest rate per annum that, in the sole judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be the minimum interest rate required to sell the Bonds at a price of Par on such date.  Upon determining the Daily Rate for each date, the Remarketing Agent shall notify the Trustee and the Company of such rate by telephone or such other manner as may be appropriate on the date of such determination, which notice shall be promptly confirmed in writing.  Such notice shall be provided by not later than 9:30 A.M. New York City time on each Business Day for that Business Day.  The Daily Rate for any non-Business Day will be the rate for the last day on which a rate was set.

(c)         The determination of the Daily Rate (absent manifest error) shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Credit Provider (if any), and the Owners of the Bonds.  If for any reason the Remarketing Agent shall fail to establish the Daily Rate, the Bonds shall bear interest at the Daily Rate in effect on the last day for which a rate was set.

SECTION 2.04.    Weekly Period.  (a)  From the date of issuance of the Bonds until the next following Conversion Date, and from any subsequent Conversion Date after which the Bonds will bear interest at the Weekly Rate until the next following Conversion Date (the “Weekly Period”), the Bonds shall bear interest at the Weekly Rate, as hereinafter described.

(b)          The Weekly Rate will be determined by the Remarketing Agent (and the authority to so determine the rate is hereby delegated by the Issuer to the Remarketing Agent) on (i) the date of issuance of the Bonds for the period beginning on the date of issuance of the Bonds and ending on the following Tuesday and (ii) each Wednesday for the period beginning on such Wednesday and ending on the following Tuesday, in each case, as follows:  the interest rate shall be established at a rate equal to the interest rate per annum that, in the sole judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be the minimum interest rate required to sell the Bonds at a price of Par on such date.  Upon determining the Weekly Rate, the Remarketing Agent shall notify the Trustee and the Company of such rate by telephone or such other manner as may be appropriate on the date of such determination, which notice shall be promptly confirmed in writing.  Such notice shall be provided by not later than 2:00 P.M. New York City time.  If any Wednesday is not a Business Day, then the Weekly Rate shall be established on the next succeeding Business Day.

(c)          The determination of the Weekly Rate (absent manifest error) shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Credit Provider (if any), and the Owners of the Bonds.  If for any reason the Remarketing Agent shall fail to establish the Weekly Rate, the Bonds shall bear interest at the Weekly Rate last in effect.

SECTION 2.05.    Commercial Paper Period.  (a)  From any Conversion Date after which the Bonds will bear interest at a Commercial Paper Rate (the “Commercial Paper Period”) until the next following Conversion Date, the Bonds will bear interest at the various Commercial Paper Rates for periods of not less than one (1) day and not more than 270 days (each, a “Calculation Period”), as hereinafter described.  During any Commercial Paper Period, any Bond may have a different Calculation Period and a different Commercial Paper Rate from any other Bond.

(b)        At or prior to 12:00 Noon New York City time on any Conversion Date after which the Bonds will bear interest at the Commercial Paper Rate and the day immediately after the end of such Calculation Period (or if such day is not a Business Day, the immediately preceding Business Day), the Remarketing Agent shall establish Calculation Periods with respect to Bonds for which no Calculation Period is currently in effect.  The Remarketing Agent shall, and the Issuer hereby delegates to the Remarketing Agent the authority to, select the Calculation Periods and the applicable Commercial Paper Rates that, together with all other Calculation Periods and related Commercial Paper Rates, in the sole judgment of the Remarketing Agent, will result in the lowest overall borrowing cost on the Bonds or are otherwise in the best financial interests of the Company, as determined in consultation with the Company; provided, however, during any Credit Facility Period no Bond shall have a Calculation Period of less than three (3) days.  Any Calculation Period established hereunder may not extend beyond (i) any Conversion Date, (ii) during any Credit Facility Period, the Business Day next preceding the scheduled Credit Facility Termination Date, or (iii) the day prior to the maturity date of the Bonds.

(c)         On the first day of each Calculation Period (or if such day is not a Business Day, the immediately preceding Business Day), the Remarketing Agent shall, and the Issuer hereby delegates to the Remarketing Agent the authority to, set rates by 12:00 Noon New York City time for the Bonds for such Calculation Period.  With respect to each Calculation Period, the interest rate shall be established at a rate equal to the interest rate per annum that, in the sole judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be the minimum interest rate required to sell the Bonds at a price of Par on the date of such determination.  Upon determining the rate for each Calculation Period, the Remarketing Agent shall notify the Trustee and the Company of such rates and the related Calculation Periods by telephone or such other manner as may be appropriate by not later than 2:00 P.M. New York City time on the date of such determination, which notice shall be promptly confirmed in writing.

(d)         The determination of the Commercial Paper Rates and Calculation Periods (absent manifest error) shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Credit Provider (if any), and the Owners of the Bonds.  If for any reason the Remarketing Agent shall fail to establish the Commercial Paper Rates or the Calculation Periods for any Bonds during the Commercial Paper Period, or in the event no Calculation Period may be established pursuant to the terms of Section 2.05(b), then the Calculation Period for any such Bond shall be a period of 30 days and the Commercial Paper Rate for such Calculation Period shall be 70% of the interest rate applicable to 91-day United States Treasury Bills determined on the basis of the average per annum discount rate at which 91-day United States Treasury Bills shall have been sold at the most recent Treasury auction conducted during the preceding 30 days.

SECTION 2.06.    Long Term Period.  (a)  From any Conversion Date after which the Bonds will bear interest at a Long Term Rate (the “Long Term Period”) until the next following Conversion Date or the maturity date of the Bonds, the Bonds will bear interest at a Long Term Rate, as hereinafter described.

(b)         The Long Term Rate will be determined by the Remarketing Agent (and the authority to so determined the Long Term Rate is hereby delegated by the Issuer to the Remarketing Agent), as follows:  the interest rate for each Long Term Period shall be established at a rate equal to the interest rate per annum that, in the sole judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be the minimum interest rate required to sell the Bonds at a price of Par on the date on which the Long Term Period begins; provided, however, that in the event of a conversion to a Long Term Period ending on the maturity date of the Bonds, such sale may be at a premium or discount, provided that the aggregate price paid for the Bonds does not exceed the principal amount of the Bonds prior to the conversion to a Long Term Rate.  The Long Term Rate shall be determined by the Remarketing Agent not later than the fifth day preceding the commencement of such Long Term Period, and the Remarketing Agent shall notify the Trustee and the Company thereof by telephone or such other manner as may be appropriate by not later than 2:00 P.M. New York City time on such date, which notice shall be promptly confirmed in writing.

(c)         The Issuer hereby delegates to the Company the authority to determine the duration of each Long Term Period.  In that connection, the Company shall instruct the Remarketing Agent, not later than the 20th day prior to the commencement of such Long Term Period, to determine the Long Term Rate on the basis of a Long Term Period ending on a specified date that is the last day of any calendar month that is an integral multiple of six (6) calendar months from the beginning of such Long Term Period or the maturity of the Bonds.  In the event the Company elects at the end of a Long Term Period to have another Long Term Period applicable to the Bonds, the Company shall notify the Trustee and the Remarketing Agent in writing, not later than the 20th day prior to the commencement of such new Long Term Period, of such an election with respect to the Long Term Period and of the date on which such new Long Term Period shall begin.  If the duration of the Long Term Period will change from an interval of 365 days or less to an interval of more than 365 days, or vice versa, then the Company shall furnish to the Trustee, with such notification, an opinion of Bond Counsel to the effect that such election of such Long Term Period will not adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds.  The delivery by the Company to the Trustee of a letter from Bond Counsel confining the opinion accompanying the Company notification described above on the first day of such Long Term Period is a condition precedent to the beginning of such Long Term Period.  In the event that the Company fails to deliver to the Trustee the letter of Bond Counsel referred to in the preceding sentence, the Bonds shall be deemed to bear interest at the Weekly Rate, which Weekly Rate shall be 70% of the interest rate for 30-day taxable commercial paper (prime paper placed through dealers) announced by the Federal Reserve Bank of New York on the day on which the Long Term Rate on the Bonds was to be set.

(d)         The determination of the Long Term Rate (absent manifest error) shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Credit Provider (if any), and the Owners of the Bonds.  If for any reason the Remarketing Agent shall fail to establish the Long Term Rate for any Long Term Period, the Bonds shall be deemed to bear interest at the Weekly Rate, which Weekly Rate shall be 70% of the interest rate for 30-day taxable commercial paper (prime paper placed through dealers) announced by the Federal Reserve Bank of New York on the day on which the Long Term Rate on the Bonds was to be set.

SECTION 2.07.    Conversion Option.  (a)  The Company shall have the option (the “Conversion Option”) to direct a change in the type of Interest Period for all of the outstanding Bonds to another type of Interest Period by delivering to the Trustee and the Remarketing Agent written instructions setting forth (i) the Conversion Date, (ii) the new type of Interest Period and (iii) whether such Interest Period will be a Credit Facility Period.  No conversion of less than all of the outstanding Bonds is permitted hereunder.  If the new Interest Period is a Commercial Paper Period or a Long Term Period and will be a Credit Facility Period, such instructions will be accompanied by a Substitute Credit Facility, or by an amendment to the existing Credit Facility, providing for the payment of such additional interest and redemption premium (if any) on the Bonds as may be required.  The sufficiency of any such Substitute Credit Facility, or of such amendment to an existing Credit Facility, shall be conclusively established by receipt of written notice, in form and substance satisfactory to the Trustee, from any rating agency providing a rating on the Bonds, confirming the rating to be borne by the Bonds.  In the event the Bonds are not then rated, then the Trustee may rely upon a notice from the Remarketing Agent to the effect that such Substitute Credit Facility or such amendment to an existing Credit Facility is sufficient.  Such instructions shall be delivered at least 20 days prior to the first day of such Interest Period.  If the duration of the Interest Period will change from an interval of 365 days or less to an interval of more than 365 days, or vice versa, then with such instructions the Company shall furnish to the Trustee an opinion of Bond Counsel to the effect that such change in Interest Period will not adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds.  The delivery by the Company to the Trustee of a letter from Bond Counsel confirming the opinion accompanying the Company notification described above on the Conversion Date is a condition precedent to the change in the type of Interest Period.  In the event that the Company fails to deliver to the Trustee the letter of Bond Counsel referred to in the preceding sentence, the Bonds shall continue in the Interest Period in place at the time of exercise of the Conversion Option.

(b)         Any change in the type of Interest Period must comply with the following:  (i) the Conversion Date must be an Interest Payment Date for the Interest Period then in effect (and, with respect toa Long Term Period, must be the last Interest Payment Date for such Long Term Period) and (ii) no change in Interest Period shall occur after a Default shall have occurred and be continuing.

SECTION 2.08.    Execution; Limited Obligations.  The Bonds shall be executed on behalf of the Issuer with the manual or facsimile signature of the President of the Issuer and the Issuer’s corporate seal shall be affixed thereto or printed or otherwise reproduced thereon and attested by the manual or facsimile signature of its Secretary of the Parish Council.  All authorized facsimile signatures shall have the same force and effect as if manually signed.  The Bonds shall not be general obligations of the Issuer but limited and special obligations payable solely from the amounts payable under the Agreement and other amounts specifically pledged therefor under this Indenture, and shall be a valid claim of the respective Owners thereof only against the Trust Estate, which amounts are hereby pledged, assigned and otherwise secured for the equal and ratable payment of the Bonds and shall be used for no other purpose than to pay the principal of, premium, if any, and interest on the Bonds, except as may be otherwise expressly authorized in this Indenture.  No Owner of any Bonds has the right to compel any exercise of taxing power (if any) of the Issuer to pay the Bonds or the interest thereon, and the Bonds do not constitute an indebtedness of the Issuer or a loan of credit thereof within the meaning of any constitutional or statutory provisions.

SECTION 2.09.    Authentication.  No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond substantially in the form set forth in the form of Bond attached hereto as Exhibit A shall have been duly executed by the Trustee, and such executed certificate of authentication upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture.  The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee if signed by an authorized signatory of the Trustee but it shall not be necessary that the same signatory execute the certificate of authentication on all of the Bonds.

In the event that any Bond is deemed tendered to the Trustee as provided in Section 4.01 or 4.02 hereof but is not physically so tendered, the Issuer shall execute and the Trustee shall authenticate a new Bond of like denomination of that deemed tendered.

SECTION 2.10.    Form of Bonds.  The Bonds and the certificate of authentication to be endorsed thereon are to be in substantially the form set forth in Exhibit A attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture.

SECTION 2.11.    Authentication and Delivery of Bonds.  Prior to the authentication and delivery by the Trustee of the Bonds, there shall be filed or deposited with the Trustee:

(a)          a copy, certified by an officer of the Issuer, of all resolutions adopted and proceedings had by the Issuer authorizing the issuance of the Bonds, including the resolution authorizing the execution, delivery and performance of this Indenture and the Agreement;

(b)          the opinion of Bond Counsel approving the validity of the Bonds and confirming the exclusion from gross income of interest on the Bonds; and

(c)          a request and authorization to the Trustee on behalf of the Issuer and signed by an authorized officer of the Issuer to authenticate and deliver the Bonds in such specified denominations as permitted herein to purchasers thereof upon payment to the Trustee, but for the account of the Issuer, of a specified sum of money.  Upon payment of the proceeds to the Trustee, the Trustee shall deposit the proceeds pursuant to Article VI hereof.

SECTION 2.12.   Mutilated, Lost, Stolen or Destroyed Bonds.  In the event any Bond is mutilated, lost, stolen, or destroyed, the Issuer shall execute and the Trustee shall authenticate a new Bond of like date and denomination as that mutilated, lost, stolen or destroyed, provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Issuer or the Trustee, and in the case of any lost, stolen, or destroyed Bond, there first shall be furnished to the Issuer and the Trustee evidence of such loss, theft or destruction satisfactory to the Issuer and the Trustee, together with an indemnity satisfactory to them.  In the event any such Bond shall have matured, the Trustee, instead of issuing a duplicate Bond, may pay the same without surrender thereof, making such requirements as it deems fit for its protection, including a lost instrument bond.  The Issuer and the Trustee may charge the Owner of such Bond with their reasonable fees and expenses for such service.  In authenticating a new Bond, the Trustee may conclusively assume that the Issuer is satisfied with the adequacy of the evidence presented concerning the mutilation, loss, theft or destruction of any Bond or with any indemnity furnished in connection therewith if, after notification of the same, the Trustee has not received within two days following such notification written notice from the Issuer to the contrary.

SECTION 2.13.    Transfer of Bonds; Persons Treated as Owners.  The Trustee shall keep books for the transfer of the Bonds as provided in this Indenture.  Upon surrender for transfer of any Bond at the Principal Office of the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the Owner or his attorney duly authorized in writing, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Bond or Bonds in authorized denominations for a like aggregate principal amount.  Subject to the provisions of Section 2.16 hereof relating to the transfer of ownership of Bonds held in the Book-Entry System, any Bond, upon surrender thereof at the Principal Office of the Trustee duly endorsed for transfer or accompanied by an assignment duly executed by the Owner or its attorney duly authorized in writing, may, at the option of the Owner thereof, be exchanged for an equal aggregate principal amount of Bonds of any denominations authorized by this Indenture in an aggregate principal amount equal to the principal amount of such Bond.  In each case, the Trustee may require the payment by the Owner of the Bond requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer.

The Trustee shall not be required to exchange or register a transfer of (a) any Bonds during the fifteen day period next preceding the date of the mailing of a notice of redemption of Bonds selected for redemption, or (b) any Bonds selected, called or being called for redemption in whole or in part except, in the case of any Bond to be redeemed in part, the portion thereof not so to be redeemed; provided that the foregoing shall not apply to the registration or transfer of any Bond which has been tendered to the Trustee pursuant to Section 4.02 hereof, and in any such case, for purposes of selection for redemption, the Bond so tendered and the Bond issued to the transferee thereof pursuant to Section 4.04 hereof shall be deemed and treated as the same Bond.  If any Bond shall be transferred and delivered pursuant to Section 4.04(a) hereof after such Bond has been (i) called for redemption, (ii) accelerated pursuant to Section 9.02, or (iii) tendered pursuant to Sections 4.01 or 4.02, the Trustee shall deliver to such transferee a copy of the applicable redemption notice, acceleration notice, or tender notice indicating that the Bond delivered to such transferee has previously been called for redemption, acceleration or tender, and such Bonds shall not be delivered by the Trustee to the transferee until the transferee shall acknowledge receipt of such notice in writing.

Subject to the provisions of Section 2.16 hereof relating to Bonds held in the Book-Entry System, the Trustee and the Issuer may treat the person in whose name a Bond is registered as the absolute Owner thereof for all purposes, and neither the Issuer nor the Trustee shall be bound by any notice or knowledge to the contrary, but such registration may be changed as hereinabove provided.  All payments made to the Owner shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

SECTION 2.14.    Destruction of Bonds.  Subject to the provisions of Section 2.16 hereof relating to Bonds held in the Book-Entry System, whenever any Outstanding Bond shall be delivered to the Trustee for cancellation pursuant to this Indenture, or for replacement pursuant to Section 2.12 hereof, such Bond shall be promptly cancelled and cremated or otherwise destroyed by the Trustee, and, upon the request of the Company and the Issuer, counterparts of a certificate of destruction evidencing such cremation or other destruction shall be furnished by the Trustee to the Issuer and the Company.

SECTION 2.15.    Temporary Bonds.  Until Bonds in definitive form are ready for delivery, the Issuer may execute, and upon the request of the Issuer, the Trustee shall authenticate and deliver, subject to the provisions, limitations and conditions set forth above, one or more Bonds in temporary form, whether printed, typewritten, lithographed or otherwise produced, substantially in the form of the definitive Bonds, with appropriate omissions, variations and insertions, and in authorized denominations.  Until exchanged for Bonds in definitive form, such Bonds in temporary form shall be entitled to the liens and benefits of this Indenture.

Upon presentation and surrender of any Bond or Bonds in temporary form, the Issuer shall, at the request of the Trustee, execute and deliver to the Trustee, and the Trustee shall authenticate and deliver, in exchange therefor, a Bond or Bonds in definitive form.  Such exchange shall be made by the Trustee without making any charge therefor to the Owner of such Bond in temporary form.  Notwithstanding the foregoing, Bonds in definitive form may be issued hereunder in typewritten form.

SECTION 2.16.    Book-Entry System.  Upon the initial issuance and delivery of the Bonds, the Bonds shall be issued in the name of the Securities Depository or its nominee, as registered owner of the Bonds, and held in the custody of the Securities Depository or its designee.  A single certificate (or such number of certificates required by the procedures of the Securities Depository) will be issued and delivered to the Securities Depository (or its designee) for the Bonds, and the Beneficial Owners will not receive physical delivery of Bond certificates except as provided herein.  For so long as the Securities Depository shall continue to serve as securities depository for the Bonds as provided herein, all transfers of beneficial ownership interests will be made by book-entry only, and no investor or other party purchasing, selling or otherwise transferring beneficial ownership of Bonds is to receive, hold or deliver any Bond certificate.  The Issuer, the Company and the Trustee will recognize the Securities Depository or its nominee as the Owner for all purposes, including notices.

The Issuer, the Company, the Trustee and the Remarketing Agent may rely conclusively upon (i) a certificate of the Securities Depository as to the identity of the Participants in the Book-Entry System with respect to the Bonds and (ii) a certificate of any such Participant as to the identity of, and the respective principal amount of Bonds beneficially owned by, the Beneficial Owners of the Bonds.

Whenever, during the term of the Bonds, the beneficial ownership thereof is determined by a Book- Entry System at the Securities Depository, the requirements in this Indenture of holding, delivering or transferring Bonds shall be deemed modified to require the appropriate person to meet the requirements of the Securities Depository as to registering or transferring the book-entry Bonds to produce the same effect.  Any provision hereof permitting or requiring delivery of Bonds shall, while the Bonds are in the Book-Entry System, be satisfied by the notation on the books of the Securities Depository in accordance with applicable state law.

Except as otherwise specifically provided in this Indenture and the Bonds with respect to the rights of Participants and Beneficial Owners, when a Book-Entry System is in effect, the Issuer, the Trustee, the Remarketing Agent and the Company may treat the Securities Depository (or its nominee) as the sole and exclusive owner of the Bonds registered in its name for the purposes of (i) payment of the principal or Purchase Price of, premium, if any, and interest on the Bonds or portion thereof to be redeemed or purchased, (ii) giving any notice permitted or required to be given to Owners under this Indenture, and (iii) the giving of any direction or consent or the making of any request by the Owners hereunder, and none of the Issuer, the Trustee, the Remarketing Agent nor the Company shall be affected by any notice to the contrary.  None of the Issuer, the Company, the Trustee or the Remarketing Agent will have any responsibility or obligations to the Securities Depository, any Participant, any Beneficial Owner or any other person which is not shown on the Bond Register, with respect to (i)the accuracy of any records maintained by the Securities Depository or any Participant; (ii) the payment by the Securities Depository or by any Participant of any amount due to any Beneficial Owner in respect of the principal amount or redemption or Purchase Price of, or interest on, any Bonds; (iii) the delivery of any notice by the Securities Depository or any Participant; (iv) the selection of the Participants or the Beneficial Owners to receive payment in the event of any partial redemption of the Bonds; or (v) any consent given or any other action taken by the Securities Depository or any Participant.  The Trustee shall pay all principal of, premium, if any, and interest on the Bonds registered in the name of a nominee of the Securities Depository only to or “upon the order of’ (as that phrase is used in the Uniform Commercial Code as adopted in Louisiana) the Securities Depository, and all such payments shall be valid and effective to fully satisfy and discharge the Company’s obligations with respect to the principal of, premium, if any, and interest on such Bonds to the extent of the sum or sums so paid.

The Book-Entry System may be discontinued by the Trustee and the Issuer, at the direction and expense of the Company, and the Issuer and the Trustee will cause the delivery of Bond certificates to such Beneficial Owners of the Bonds and registered in the names of such Beneficial Owners as shall be specified to the Trustee by the Securities Depository in writing, under the following circumstances:

(a)          The Securities Depository determined to discontinue providing its service with respect to the Bonds and no successor Securities Depository is appointed.  Such a determination may be made at any time by giving 30 days’ notice to the Issuer, the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law.

(b)          The Company determined not to continue the Book-Entry System through a Securities Depository.

In the event the Book-Entry System is discontinued, the Trustee shall mail a notice to the Securities Depository for distribution to the Beneficial Owners stating that the Securities Depository will no longer serve as securities depository, the procedures for obtaining Bonds and the provisions of this Indenture which govern the Bonds, including, but not limited to, provisions regarding authorized denominations, transfer and exchange, principal and interest payment and other related matters.

When the Book-Entry System is not in effect, all references herein to the Securities Depository shall be of no further force or effect and the Trustee shall, at the expense of the Company, issue Bonds directly to the Beneficial Owners.

The Trustee reserves the right to initially issue the Bonds directly to the Beneficial Owners of the Bonds if the Trustee receives an opinion of Bond Counsel that determined that use of the Book-Entry System would cause the interest on the Bonds to be included in gross income of the Owners for federal income tax purposes.

ARTICLE III

REDEMPTION OF BONDS BEFORE MATURITY

SECTION 3.01.    Extraordinary Redemption.  During any Long Term Period, the Bonds are subject to redemption in whole by the Issuer, at the option of the Company, at a redemption price of 100% of the Outstanding principal amount thereof plus accrued interest to (but not including) the redemption date, in the event all or substantially all of the Project shall have been damaged or destroyed, or there occurs the condemnation of all or substantially all of the Project or the taking by eminent domain of such use or control of the Project as to render it, in the judgment of the Company, unsatisfactory for its intended use for a period of time longer than one year.

SECTION 3.02.    Optional Redemption by the Company.  During any Daily Period or Weekly Period, the Bonds are subject to redemption by the Issuer, at the option of the Company, in whole at any time or in part on any Interest Payment Date, less than all of such Bonds to be selected by lot or in such other manner as the Trustee shall determine (except as otherwise provided in Section 3.06 hereof), at a redemption price of 100% of the Outstanding principal amount thereof plus accrued interest to (but not including) the redemption date.

On any Conversion Date or on the day following the end of the Calculation Period if such day is the end of the Calculation Period for all Bonds, the Bonds are subject to redemption by the Issuer, at the option of the Company, in whole or in part, less than all of such Bonds to be selected by lot or in such manner as the Trustee shall determine (except as otherwise provided in Section 3.06 hereof), at a redemption price of 100% of the Outstanding principal amount thereof plus accrued interest to (but not including) the redemption date.

During any Long Term Period that is greater than ten (10)years, the Bonds are subject to redemption by the Issuer, at the option of the Company, on or after the First Optional Redemption Date, in whole at any time or in part on any Business Day, less than all of such Bonds to be selected by lot or in such other manner as the Trustee shall determine (except as otherwise provided in Section 3.06 hereof), at a redemption price of 100% of the principal amount thereof plus accrued interest to (but not including) the redemption date.  During any Long Term Period that is not greater than ten (10) years, the Bonds are not subject to optional redemption.

SECTION 3.03.    Notice of Redemption.  Notice of the call for redemption shall be given by the Trustee by mailing a copy of the redemption notice (a) by first class mail at least 30 days but not more than 60 days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books and (b) by registered or certified mail, or overnight delivery service at least 30 days prior to the date fixed for redemption, to all of the following registered securities depositories then in the business of holding substantial amounts of bonds of the type comprising the Bonds (such depositories now being The Depository Trust Company of New York, New York and to one or more national information services that disseminate notices of redemption of bonds such as the Bonds (such as Financial Information Inc.’s Financial Daily Called Bond Service, Interactive Data Corporation’s Bond Service, Kenny Information Service’s Called Bond Service, Moody’s Investors Service’s Municipal and Government and Standard & Poor’s Called Bond Record)).  No defect in any notice delivered pursuant to clause (b) above nor any failure to give all or any portion of such notice shall in any manner defeat the effectiveness of a call for redemption if notice is given as prescribed in clause (a) above.  Any notice mailed as provided in this Section 3.03 shall be conclusively presumed to have been duly given, whether or not the Owner or any other recipient receives the notice.  Each notice of redemption given hereunder shall contain (i) information identifying the Bonds or portions thereof to be redeemed (ii) the CUSIP numbers of all Bonds being redeemed; (iii) the date of issue of the Bonds as originally issued; (iv) the rate of interest borne by each Bond being redeemed; (v) the maturity date of each Bond being redeemed; and (vi) any other descriptive information needed to identify accurately the Bonds being redeemed; provided, however, that no notice shall be deemed defective if the information required in clause (i) above is provided in such notice.

Failure to mail any such notice, or the mailing of defective notice, to any Owner, shall not affect the proceeding for redemption as to any Owner to whom proper notice is mailed.  Notwithstanding the foregoing provisions of this Section 3.03, delivery by the Trustee of a copy of a redemption notice to a transferee of a Bond which has been called for redemption, pursuant to the requirements of Section 2.13 hereof, shall be deemed to satisfy the requirements of the first sentence of this Section 3.03 with respect to any such transferee.

Upon the payment of the redemption price of Bonds being redeemed, each check or other transfer of funds issued for such purpose shall bear the CUSIP number identifying, by issue and maturity, the Bonds being redeemed with the proceeds of such check or other transfer.

SECTION 3.04.    Redemption Payments.  Pursuant to Section 6.12 hereof, during any Credit Facility Period, the Trustee is authorized and directed to draw upon the Credit Facility in order to provide for the payment of the redemption price of the Bonds called for redemption, and is hereby authorized and directed to apply such funds to the payment of the principal of the Bonds or portions thereof called, together with accrued interest thereon to the redemption date.  In the event the Bonds called for redemption are not secured by a Credit Facility, then if on or prior to the date fixed for redemption, sufficient moneys shall be on deposit with the Trustee to pay the redemption price of the Bonds called for redemption, the Trustee is hereby authorized and directed to apply such funds to the payment of the principal of the Bonds or portions thereof called, together with accrued interest thereon to the redemption date and any required premium.  Upon the giving of notice and the deposit of moneys for redemption at the required times on or prior to the date fixed for redemption, as provided in this Article, interest on the Bonds or portions thereof thus called shall no longer accrue after the date fixed for redemption.

SECTION 3.05.    Cancellation.  All Bonds which have been redeemed shall not be reissued but shall be canceled and cremated or otherwise destroyed by the Trustee in accordance with Section 2.14 hereof.

SECTION 3.06.   Partial Redemption of Bonds.  (a)  Upon surrender of any Bond for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Owner thereof a new Bond or Bonds of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered.

(b)         During any Daily Period, Weekly Period or Commercial Paper Period, during which the authorized denominations are $100,000 and integral multiples of $5,000 in excess thereof, in the event a Bond is of a denomination larger than $100,000, a portion of such Bond may be redeemed, but Bonds shall be redeemed only in an amount that causes the unredeemed portion to be in the principal amount of $100,000 or any integral multiple of $5,000 in excess thereof.

(c)         During any Long Term Period, in case a Bond is of a denomination larger than $5,000, a portion of such Bond ($5,000 or any integral multiple thereof) may be redeemed, but Bonds shall be redeemed only in the principal amount of $5,000 or any integral multiple thereof.

(d)         Notwithstanding anything to the contrary contained in this Indenture, whenever the Bonds which are not held in a Book-Entry System are to be redeemed in part, such Bonds which are Pledged Bonds at the time of selection of Bonds for redemption shall be selected for redemption prior to the selection of any other Bonds.  If the aggregate principal amount of Bonds to be redeemed exceeds the aggregate principal amount of Pledged Bonds at the time of selection, the Trustee may select for redemption Bonds in an aggregate principal amount equal to such excess by lot or in such other manner as the Trustee may determine.

ARTICLE IV

MANDATORY PURCHASE DATE; DEMAND PURCHASE OPTION

SECTION 4.01.    Mandatory Purchase of Bonds on Mandatory Purchase Date.  (a)  The Bonds shall be subject to mandatory tender by the Owners thereof for purchase on each Mandatory Purchase Date.

(b)         Except when the Bonds are subject to mandatory tender on a day immediately following the end of a Calculation Period, the Trustee shall deliver or mail by first class mail a notice in substantially the form of Exhibit B attached hereto at least fifteen days prior to the Mandatory Purchase Date to the Owners of the Bonds at the address shown on the registration books of the Issuer.  When the Bonds are subject to mandatory tender on the day immediately following the end of a Calculation Period, the Trustee is not required to deliver or mail any notice to the Owners of the Bonds.  Any notice given by the Trustee as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.  Failure to mail any such notice, or the mailing of defective notice, to any Owner, shall not affect the proceeding for purchase as to any Owner to whom proper notice is mailed.  The Trustee shall provide the Company with a copy of any notice delivered to the Owners of the Bonds pursuant to this Section 4.01.

(c)         Owners of Bonds shall be required to tender their Bonds to the Trustee for purchase at the Purchase Price, no later than 10:30 A.M. New York City time on the Mandatory Purchase Date, and any such Bonds not so tendered by such time on the Mandatory Purchase Date (“Untendered Bonds”) shall be deemed to have been purchased pursuant to this Section 4.01.  In the event of a failure by an Owner of Bonds to tender its Bonds on or prior to the Mandatory Purchase Date, said Owner shall not be entitled to any payment (including any interest to accrue subsequent to the Mandatory Purchase Date) other than the Purchase Price for such Untendered Bonds, and any Untendered Bonds shall no longer be entitled to the benefits of this Indenture, except for the purpose of payment of the Purchase Price therefor.

SECTION 4.02.    Demand Purchase Option.  Any Bond bearing interest at the Daily Rate or the Weekly Rate shall be purchased from the Owners thereof on any Tender Date at the Purchase Price, as provided below:

(a)          While the Book-Entry System is not in effect, upon:

(i)          delivery to the Trustee at its Principal Office and to the Remarketing Agent, if any, at its Principal Office of a written notice (said notice to be irrevocable and effective upon receipt) which (1) states the aggregate principal amount and Bond numbers of the Bonds to be purchased; and (2) states the Tender Date on which such Bonds are to be purchased; and

(ii)        delivery to the Trustee at its Delivery Office at or prior to 10:30 A.M. New York City time on the date designated for purchase in the notice described in (i) above of such Bonds to be purchased, with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

(b)         While the Book-Entry System is in effect, the ownership interest of any Beneficial Owner of a Bond or portion thereof in an authorized denomination shall be purchased at the Purchase Price if such Beneficial Owner causes the Participant through whom such Beneficial Owner holds such Bonds to (i) deliver to the Trustee at its Principal Office and to the Remarketing Agent, if any, at its Principal Office a notice which (1) states the aggregate amount of the beneficial ownership interest to be purchased, and (2) states the date on which such beneficial interest is to be purchased; and (ii) on the same date as delivery of the notice referred to in (i) above, deliver a notice to the Securities Depository irrevocably instructing it to transfer on the registration books of the Securities Depository the beneficial ownership interests in such Bond or portion thereof to the account of the Trustee, for settlement on the purchase date on a “delivery vs. payment” basis with a copy of such notice delivered to the Trustee on the same date.

(c)          With respect to Bonds bearing interest at the Daily Rate, the written notices described in Section 4.02(a)(i) or (b), above, shall be delivered not later than 10:30 A.M. New York City time on the Tender Date and, if the Book-Entry System is not in effect, shall be accompanied by the Bonds referenced in such notices, and with respect to Bonds bearing interest at the Weekly Rate, the written notices described in Section 4.02(a)(i) or (b) above shall be delivered not later than 5:00 P.M. New York City time not less than seven days prior to the Tender Date.

SECTION 4.03.    Funds for Purchase of Bonds.  On the date Bonds are to be purchased pursuant to Sections 4.01 or 4.02 hereof, such Bonds shall be purchased at the Purchase Price only from the funds listed below.  Subject to the provisions of Section 6.12(c) hereof, funds for the payment of the Purchase Price shall be derived from the following sources in the order of priority indicated:

(a)         the proceeds of the sale of such Bonds which have been remarketed by the Remarketing Agent and which proceeds are on deposit with the Trustee prior to 12:00 Noon New York City time on the Mandatory Purchase Date or the Tender Date but, during any Credit Facility Period, only if such Bonds were purchased by an entity other than the Company or the Issuer, or any affiliate of the foregoing;

(b)          moneys drawn by the Trustee under the Credit Facility, during any Credit Facility Period, pursuant to Section 6.12 hereof; and

(c)          any other moneys furnished to the Trustee and available for such purpose.

SECTION 4.04.    Delivery of Purchased Bonds.  (a)  Bonds purchased with moneys described in Section 4.03(a) hereof shall be delivered by the Trustee, at its Delivery Office, to or upon the order of the purchasers thereof and beneficial interests so purchased shall be registered on the books of the Securities Depository in the name of the Participant through whom the new Beneficial Owner has purchased such beneficial interest; provided, however, that during any Credit Facility Period, the Trustee shall not deliver any Bonds, and there shall not be registered any beneficial ownership with respect to Bonds described in this paragraph which were Pledged Bonds, until the Credit Provider has confirmed that the Credit Facility has been reinstated in full.

(b)         Bonds purchased with moneys described in Section 4.03(b) hereof shall be delivered by the Trustee to or upon the order of the Credit Provider and shall, if requested by the Credit Provider, be marked with a legend indicating that they are Pledged Bonds.

(c)         Bonds purchased with moneys described in Section 4.03(c) hereof shall, at the direction of the Company, (i) be delivered as instructed by the Company, or (ii) be delivered to the Trustee for cancellation; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be delivered to the Trustee for cancellation.

(d)         While the Book-Entry System is in effect with respect to the Bonds, delivery of Bonds for purchase shall be deemed to have occurred upon transfer of ownership interests therein to the account of the Trustee on the books of the Securities Depository.

(e)         While the Book-Entry System is in effect, payment of the Purchase Price of beneficial ownership interests tendered pursuant to Section 4.02(b) hereof shall be made by payment to the Participant from whom the notice of tender is received from the sources provided herein for the purchase of Bonds.  The Trustee shall hold beneficial ownership interests of Bonds delivered to it pursuant to Section 4.02(b) hereof pending settlement in trust for the benefit of the Participant from whom the beneficial interests in the Bonds are received.

Except as provided above, Bonds delivered as provided in this Section shall be registered in the manner directed by the recipient thereof.

SECTION 4.05.    Delivery of Proceeds of Sale of Purchased Bonds.  Except in the case of the sale of any Pledged Bonds, the proceeds of the sale of any Bonds delivered to the Trustee pursuant to Section 4.01 or 4.02 hereof, to the extent not required to pay the Purchase Price thereof in accordance with Section 4.03 hereof, shall be paid to or upon the order of the Credit Provider, to the extent required to satisfy the obligations of the Company under or with respect to the Credit Facility, and the balance, if any, shall be paid to or upon the order of the Company.

SECTION 4.06.   Duties of Trustee With Respect to Purchase of Bonds.  (a)  The Trustee shall hold all Bonds delivered to it pursuant to Section 4.01 or 4.02 hereof in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Owners of Bonds;

(b)          The Trustee shall hold all moneys delivered to it pursuant to this Indenture for the purchase of Bonds in a separate account, in trust for the benefit of the person or entity which shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity, and after such delivery, in trust for the benefit of the person or entity who have not tendered or received payment for their Bonds;

(c)          The Trustee shall deliver to the Company, the Remarketing Agent and, during any Credit Facility Period, the Credit Provider, a copy of each notice delivered to it in accordance with Section 4.02 hereof and, immediately upon the delivery to it of Bonds in accordance with said Section 4.02, give telephonic or telegraphic notice to the Company, the Remarketing Agent and the Credit Provider, during any Credit Facility Period, specifying the principal amount of the Bonds so delivered; and

(d)          During any Credit Facility Period, the Trustee shall draw moneys under the Credit Facility as provided in Section 6.12 hereof to the extent required to provide for timely payment of the Purchase Price of Bonds in accordance with the provisions of Section 4.03 hereof.

SECTION 4.07.    Remarketing of Bonds.  The Remarketing Agent shall remarket, in accordance with the terms of the Remarking Agreement, Bonds or beneficial interests tendered pursuant to the terms of Sections 4.01 and 4.02 hereof at a price equal to the principal amount thereof plus accrued interest thereon from the last previous Interest Payment Date upon which interest has been paid to the date of such remarketing.  The Remarketing Agent will deliver any proceeds derived from remarketing the Bonds to the Trustee prior to 12:00 Noon New York City time on the Mandatory Purchase Date or the Tender Date, as applicable.  The Trustee shall not authenticate and release Bonds or beneficial interests in Bonds prior to 12:00 Noon New York City time on the date of any remarketing.

ARTICLE V

GENERAL COVENANTS

SECTION 5.01.    Payment of Principal, Premium, if any, and Interest.  The Issuer covenants that it will promptly pay or cause to be paid the principal of, premium, if any, and interest on every Bond issued under this Indenture at the place, on the dates, and in the manner provided herein and in said Bonds according to the true intent and meaning thereof, but solely from the amounts pledged therefor which are from time to time held by the Trustee in the various accounts of the Bond Fund.  The principal of, premium, if any, and interest on the Bonds are payable from the amounts to be paid under the Agreement and otherwise as provided herein and in the Agreement, which amounts are hereby specifically pledged to the payment thereof in the manner and to the extent herein specified, and nothing in the Bonds or in this Indenture shall be construed as pledging any other funds or assets of the Issuer.

Neither the Issuer, the State, nor any political subdivision of the State shall in any event be liable for the payment of the principal of, premium, if any, or interest on any of the Bonds or for the performance of any pledge, obligation or agreement undertaken by the Issuer except to the extent that the moneys pledged herein are sufficient therefor.  No Owner of any Bonds has the right to compel any exercise of taxing power of the State or any political subdivision thereof to pay the Bonds or the interest thereon, and the Bonds do not constitute an indebtedness of the Issuer, the State or any political subdivision of the State, or a loan of credit of any of the foregoing within the meaning of any constitutional or statutory provision.

SECTION 5.02.    Performance of Covenants.  The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture and in the Agreement, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining hereto.  The Issuer covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to execute this Indenture, to assign the Agreement, and to pledge the amounts to be paid under the Agreement and other amounts hereby pledged in the manner and to the extent herein set forth, that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken, and that the Bonds in the hands of the Owners thereof are and will be valid and enforceable limited obligations of the Issuer according to the Terms thereof and hereof.

SECTION 5.03.   Instruments of Further Assurance.  The Issuer will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, conveying, pledging, assigning and confirming unto the Trustee all and singular the amounts pledged hereby to the payment of the principal of, premium, if any, and interest on the Bonds.  The Issuer, except as herein and in the Agreement provided, will not sell, convey, mortgage, encumber or otherwise dispose of any part of the amounts, revenues and receipts payable under the Agreement or its rights under the Agreement.

SECTION 5.04.    Recording and Filing.  The Company has agreed pursuant to the Agreement that it will cause all financing statements related to this Indenture and all supplements hereto and all continuations thereof to be recorded and filed in such manner and in such places as may from time to time be required by law in order to preserve and protect fully the security of the Owners of the Bonds and the rights of the Trustee hereunder, and to take or cause to be taken any and all other action necessary to perfect the security interest created by this Indenture.

SECTION 5.05.    Inspection of Books.  All books and records, if any, in the Issuer’s possession relating to the Project and the amounts derived from the Project shall at all reasonable times be open to inspection by such accountants or other agents as the Trustee may from time to time designate.

SECTION 5.06.    List of Owners of Bonds.  The Trustee will keep on file a list of names and addresses of the Owners of all Bonds as from time to time registered on the registration books maintained by the Trustee, together with the principal amount and numbers of such Bonds owned by each such Owner.  At reasonable times and under reasonable regulations established by the Trustee, said list may be inspected and copied for any purpose by the Company or by the Owners (or a designated representative thereof) of fifteen percent (15%) or more in aggregate principal amount of Outstanding Bonds, such possession or ownership and the authority of such designated representative to be evidenced to the satisfaction of the Trustee.

SECTION 5.07.    Rights Under Agreement.  The Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, and reference is hereby made to the Agreement for a detailed statement of said covenants and obligations of the Company thereunder, and the Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer (other than Reserved Rights) and all obligations of the Company under and pursuant to the Agreement for and on behalf of the Owners of Bonds, whether or not the Issuer is in default hereunder.

SECTION 5.08.    [Reserved].

SECTION 5.09.    Undertaking to Provide Ongoing Disclosure.  The Company has undertaken in Section 6.06 of the Agreement to provide ongoing disclosure for the benefit of the Owners pursuant to Securities and Exchange Commission Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (17 CFR Part 240 § 240.15C2-12), such undertaking is hereby assigned by the Issuer to the Trustee for the benefit of the Owners.  Such assignment is a present absolute assignment and not the assignment of a security interest.  Section 6.06 of the Agreement shall be enforceable by any Owner and the Trustee.

SECTION 5.10.     Notice of Control.  The Trustee agrees to provide written notice to the Owners promptly following receipt of any notice from the Company pursuant to Section 6.07 of the Agreement.

ARTICLE VI

REVENUES AND FUNDS

SECTION 6.01.    Creation of Bond Fund.  There is hereby created and established with the Trustee a trust fund to be designated “Parish of St. James, State of Louisiana, Bond Fund, NuStar Logistics, L.P.,” which shall be used to pay when due the principal and Purchase Price of, premium, if any, and interest on the Bonds.  Within the Bond Fund there is hereby created and established certain trust accounts, to be designated the “General Account,” the “Credit Facility Account,” and the “Remarketing Account.”  Moneys drawn under the Credit Facility (if any) shall be deposited in the Credit Facility Account and shall be held separate and apart from moneys derived from any other source.  Moneys received from the Remarketing Agent shall be deposited in the Remarketing Account and shall be held separate and apart from moneys derived from any other source.  Unless otherwise specified, all moneys received by the Trustee for deposit into the Bond Fund shall be credited to the General Account.  Any reference herein to the “Bond Fund” without further qualification or explanation shall, unless the context indicates otherwise, constitute a reference to the General Account.

SECTION 6.02.    Payments into the Bond Fund.  There shall be deposited into the Bond Fund from time to time the following:

(a)          in the Credit Facility Account, moneys drawn under the Credit Facility (during any Credit Facility Period);

(b)          in the Remarketing Account, moneys received by the Trustee from the proceeds of the remarketing of the Bonds; and

(c)          in the General Account, all other moneys received by the Trustee under and pursuant to any of the provisions hereof or of the Agreement which are required to be or which are accompanied by directions that such moneys are to be paid into the Bond Fund.

SECTION 6.03.    Use of Moneys in the Bond Fund.  Except as provided in Sections 4.03, 4.05, 4.06 and 6.11 hereof, moneys in the various accounts of the Bond Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds and for the redemption of the Bonds prior to maturity.  Subject to the provisions of Section 6.12 hereof, funds for such payments of the principal of and premium, if any, and interest on the Bonds shall be derived from the following sources in the order of priority indicated:

(a)          moneys drawn by the Trustee under the Credit Facility during any Credit Facility Period; and

(b)          any other moneys furnished to the Trustee and available for such purpose.

SECTION 6.04.    Payment of Bonds with Proceeds of Refunding Bonds.  The principal of and interest on the Bonds may be paid from the proceeds of the sale of refunding obligations if, in the opinion of nationally recognized counsel experienced in bankruptcy matters, which opinion shall be satisfactory to the rating agency (if any) then providing the rating borne by the Bonds (unless such opinion is not required by such rating agency), the application of such refunding proceeds will not constitute a voidable preference in the event of the occurrence of an Act of Bankruptcy.

SECTION 6.05.    Project Fund.  There is hereby created and established with the Trustee a trust fund to be designated “Parish of St. James, State of Louisiana, Project Fund, NuStar Logistics, L.P. Project,” which shall be expended in accordance with the provisions hereof and of the Agreement.

SECTION 6.06.    Payments into the Project Fund; Disbursements.  The net proceeds of the issuance and delivery of the Bonds shall be deposited in the Project Fund and shall not be commingled with any other funds.  The Trustee is hereby authorized and directed to (i) pay Issuance Costs on the date of issuance of the Bonds to the parties and in the amounts set forth on Exhibit C attached hereto, and (ii) following receipt of a Requisition, make each disbursement from the Project Fund required by the provisions of the Agreement.  The Trustee shall keep and maintain adequate records pertaining to the Project Fund and all disbursements therefrom, including records of all Requisitions made pursuant to the Agreement, and after the Project has been completed and a completion certificate has been filed as provided in Section 6.08 hereof, the Trustee shall, upon request of the Company, file an accounting thereof with the Issuer and the Company.

SECTION 6.07.    Use of Moneys in the Project Fund Upon Default.  If the principal of the Bonds shall have become due and payable pursuant to Article IX hereof, any balance remaining in the Project Fund shall without further authorization be transferred into the General Account of the Bond Fund.

SECTION 6.08.    Completion of the Project.  The completion of the Project and payment or provision for payment of all Costs of the Project shall be evidenced by the filing with the Trustee of the completion certificate required by the Agreement in substantially the form set forth as Exhibit D.  As soon as practicable and in any event not more than sixty (60) days from the date of the certificate referred to in the preceding sentence, any balance remaining in the Project Fund (except amounts the Company shall have directed the Trustee to retain for any Cost of the Project not then due and payable) shall without further authorization be transferred into the General Account of the Bond Fund and thereafter applied in the manner provided in the Agreement; provided that, during any Credit Facility Period, in the event that a portion of the Bonds is to be redeemed with any balance remaining in the Project Fund and transferred to the General Account of the Bond Fund, the Trustee is authorized and directed to draw upon the Credit Facility to the extent of the redemption price of the Bonds so called for redemption, and promptly thereafter to transfer any amounts on deposit in the General Account of the Bond Fund to the Credit Provider to the extent necessary to reimburse the Credit Provider for such drawing upon the Credit Facility.

SECTION 6.09.    Nonpresentment of Bonds.  In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity, or at the date fixed for redemption thereof, or otherwise, if moneys sufficient to pay any such Bond shall have been deposited with the Trustee for the benefit of the Owner thereof, all liability of the Issuer to the Owner thereof for the payment of such Bond shall forthwith cease, determined and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds, uninvested or invested in Government Obligations maturing overnight, but in any event without liability for interest thereon, for the benefit of the Owner of such Bond, which Owner shall thereafter be restricted exclusively to such funds for any claim of whatever nature on its part under this Indenture with respect to such Bond.

Any moneys so deposited with and held by the Trustee not so applied to the payment of Bonds within two (2) years after the date on which the same shall have become due shall be repaid by the Trustee to the Company upon written direction of a Company Representative, and thereafter Owners of Bonds shall be entitled to look only to the Company for payment, and then to the extent of the amount so repaid, and all liability of the Trustee with respect to such money shall thereupon cease, and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

SECTION 6.10.    Moneys to be Held in Trust.  All moneys required to be deposited with or paid to the Trustee for the account of any fund or account referred to in any provision of this Indenture or the Agreement shall be held by the Trustee in trust, and shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien and security interest created hereby, except as otherwise specifically provided herein.

SECTION 6.11.    Repayment to the Credit Provider and the Company from the Bond Fund or the Project Fund.  Any amounts remaining in any account of the Bond Fund, the Project Fund, or any other fund or account created hereunder (other than the Rebate Fund) after payment in full of the principal of, premium, if any, and interest on the Bonds, the fees, charges and expenses of the Trustee and all other amounts required to be paid hereunder, shall be paid immediately to the Credit Provider to the extent of any obligations of the Company payable to the Credit Provider under or with respect to the Credit Facility, and, after repayment of all such obligations, to the Company.  Moneys remaining in the Rebate Fund after all payments to the United States of America required by the terms of Section 6.13 hereof shall also be applied as provided in the foregoing sentence.  In making any payment to the Credit Provider under this Section, the Trustee may rely conclusively upon a written statement provided by the Credit Provider as to the amount payable to the Credit Provider under or with respect to the Credit Facility.

SECTION 6.12.   Credit Facility.  (a)  During any Credit Facility Period, the Trustee shall timely draw moneys under the Credit Facility in accordance with the terms thereof (i) to pay when due (whether by reason of maturity, the occurrence of an Interest Payment Date, redemption, acceleration or otherwise) the principal of, premium, if any, and interest on the Bonds, and (ii) to the extent moneys described in Section 4.03(a) hereof are not available therefor prior to12:00 Noon New York City time on the Mandatory Purchase Date or on the Tender Date, to pay when due the Purchase Price of Bonds.

(b)         In the event of a drawing under the Credit Facility to pay the Purchase Price of Bonds upon a Mandatory Purchase Date relating to the issuance and delivery of a Substitute Credit Facility, the Trustee shall draw moneys under the Credit Facility in effect on and prior to such Mandatory Purchase Date and shall not draw upon the Substitute Credit Facility that will become effective on or after such Mandatory Purchase Date.

(c)          Notwithstanding any provision to the contrary which may be contained in this Indenture, including, without limitation, Section 6.12(a) hereof, (i) in computing the amount to be drawn under the Credit Facility on account of the payment of the principal or Purchase Price of, or premium, if any, or interest on the Bonds, the Trustee shall exclude any such amounts in respect of any Bonds which a Responsible Officer knows are Pledged Bonds on the date such payment is due, and (ii) amounts drawn by the Trustee under the Credit Facility shall not be applied to the payment of the principal or Purchase Price of, or premium, if any, or interest on, any Bonds which a Responsible Officer knows are Pledged Bonds on the date such payment is due.

SECTION 6.13.    Creation of Rebate Fund; Duties of Trustee; Amounts Held in Rebate Fund.  (a) There is hereby created and established with the Trustee a trust fund to be held in trust to be designated “Parish of St. James, State of Louisiana, Rebate Fund, NuStar Logistics, L.P. Project”.

(b)         The Trustee shall make information regarding the Bonds and the investments hereunder available to the Company upon request, shall make deposits to and disbursements from the Rebate Fund in accordance with the directions received from the Company or the Company Representative, shall invest moneys in the Rebate Fund pursuant to said directions and shall deposit income from such investments pursuant to said directions, and shall make payments to the United States of America in accordance with directions received from the Company.

(c)         Notwithstanding any provision of this Indenture to the contrary, the Trustee shall not be liable or responsible for any calculation or determination that may be required in connection with or for the purpose of complying with Section 148 of the Code or any applicable Treasury regulation (the “Arbitrage Rules”), including, without limitation, the calculation of amounts required to be paid to the United States under the provisions of the Arbitrage Rules, the maximum amount that may be invested in “nonpurpose obligations” as defined in the Code and the fair market value of any investment made hereunder, it being understood and agreed that the sole obligation of the Trustee with respect to investments of funds hereunder shall be to invest the moneys received by the Trustee pursuant to the instructions of the Company Representative given in accordance with Article VII hereof.  The Trustee shall have no responsibility for determining whether or not the investments made pursuant to the direction of the Company Representative or any of the instructions received by the Trustee under this Section 6.13 comply with the requirements of the Arbitrage Rules and shall have no responsibility for monitoring the obligations of the Company or the Issuer for compliance with the provisions of the Indenture with respect to the Arbitrage Rules.  Within a reasonable period of time after each five (5) year period during the term of the Bonds, the Company shall provide the Trustee with a calculation of the amount of rebatable arbitrage, in accordance with Section 148(f)(2) of the Code and Section 1.148-3 of the Treasury Regulations, taking into account any applicable exceptions with respect to the computation of the rebatable arbitrage (e.g., the temporary investments exceptions of Section 148(t)(4)(B) and (C) of the Code).

ARTICLE VII

INVESTMENT OF MONEYS

SECTION 7.01.    Investment of Moneys.  (a) Any moneys held as a part of the Project Fund or any fund other than the Bond Fund or the Rebate Fund shall be invested or reinvested by the Trustee, to the extent permitted by law, at the written request of and as directed by a Company Representative, in any of the following qualified investments:

(i)          Bonds or obligations of parishes, municipal corporations, school districts, political subdivisions, authorities, or bodies of the State;

(ii)         Bonds or other obligations of the United States or of subsidiary corporations of the United States Government which are fully guaranteed by such government;

(iii)        Obligations of and obligations guaranteed by agencies or instrumentalities of the United States government, including those issued by the Federal Land Bank, Federal Home Loan Bank, Federal Intermediate Credit Bank, Bank for Cooperatives, and any other such agency or instrumentality now or hereafter in existence; provided, however, that all such obligations shall have a current credit rating from a nationally recognized rating service of at least one of the three highest rating categories available and have a nationally recognized market;

(iv)        Bonds or other obligations issued by any Public Housing Agency or Municipal Corporation in the United States, which such bonds or obligations are fully secured as to the payment of both principal and interest by a pledge of annual contributions under an annual contributions contract or contracts with the United States Government, or project notes issued by any public housing agency, urban renewal agency, or municipal corporation in the United States which are fully secured as to payment of both principal and interest by a requisition, loan, or payment agreement with the United States Government;

(v)         Certificates of deposit of national or state banks which have deposits insured by the Federal Deposit Insurance Corporation and certificates of deposit of federal savings and loan associations and state building and loan associations which have deposits insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, including the certificates of deposit of any bank, savings and loan association, or building and loan association acting as depositary, custodian, or trustee for any such bond proceeds, provided said institutions have capital and surplus and undivided profits of not less than $50 million and outstanding senior long-term unsecured indebtedness, which is rate (on the date of acquisition thereof) A and A2 or better by Standard and Poors, Fitch, and Moody’s, respectively.  Should the aforementioned standards not be met, then the portion of such certificates of deposit in excess of the amount insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, if any, shall be secured by deposit, with the Federal Reserve Bank of Atlanta, Georgia, or with any national or state bank or federal savings and loan association or state building and loan or savings and loan association, of one or more the following securities in an aggregate principal amount equal at least to the amount of such excess:  direct and general obligations of this State or of any parish or municipal corporation in the State, obligations of the United States or subsidiary corporations included in paragraph (ii) hereof, obligations of the agencies of the United States Government included in paragraph (iii) hereof, or bonds, obligations, or project notes of public housing agencies, urban renewal agencies, or municipalities included in paragraph (iv) hereof or, any other instrument or security approved and recognized by federal guidelines and 12 CFR 9.10 for a national trust company;

(vi)        Repurchase agreements with respect to obligations included in (i), (ii), (iii), (iv) or (v) above and any other investments to the extent at the time permitted by then applicable law for the investment of public funds;

(vii)       Securities of or other interests in any no-load, open-end management type investment company or investment trust registered under the Investment Company Act of 1940, as from time to time amended, or any common trust fund maintained by any bank or trust company which holds such proceeds as trustee or by an affiliate thereof so long as:

(A)          the portfolio of such investment company or investment trust or common trust fund is limited to the obligations referenced in paragraph (ii) and (iii) hereof and repurchase agreements fully collateralized by any such obligations;

(B)          such investment company or investment trust or common trust fund takes delivery of such collateral either directly or through an authorized custodian;

(C)          such investment company or investment trust or common trust fund is managed so as to maintain its shares at a constant net asset value; and

(D)          securities of or other interests in such investment company or investment trust or common trust fund are purchased and redeemed only through the use of national or state banks having corporate trust powers and located within the State;

(viii)          Any obligation or debt instruments, as directed by the Company, that carry a long-term Moody’s rating of A3 or better or long-term S&P rating of A‑1 or better or any obligations or debt instruments, as directed by the Company, that carry a short term Moody’s rating of P-2 or better or short-term S&P rating of A‑2 or better; and

(ix)        Interest-bearing time deposits, repurchase agreements, reverse repurchase agreements, rate guarantee agreements, or other similar banking arrangements with a bank or trust company having capital and surplus and undivided prof its aggregating at least $50 million or with any government bond dealer reporting to, trading with, and recognized as a primary dealer by the Federal Reserve Bank of New York having capital aggregating at least $50 million or with any corporation which is subject to registration with the Board of Governors of the Federal Reserve System pursuant to the requirements of the Bank Holding Company Act of 1956, provided that each such interest-bearing time deposit, repurchase agreement, reverse repurchase agreement, rate guarantee agreement, or other similar banking arrangement shall permit the moneys so placed to be available for use at the time provided with respect to the investment or reinvestment of such moneys, provided said institutions have outstanding senior long-term unsecured indebtedness which is rated (on the date of acquisition thereof) A and A2 or better by Standard & Poor’s, Fitch and Moody’s, respectively.

(b)         Any moneys held as a part of any account of the Bond Fund or the Rebate Fund shall be invested or reinvested by the Trustee, at the direction of the Company, in Government Obligations with such maturities as shall be required in order to assure full and timely payment of amounts required to be paid from the Bond Fund or the Rebate Fund, which maturities shall (in the case of the Bond Fund), in any event, extend at the earlier of thirty (30) days from the date of acquisition thereof or when needed; provided, that any moneys held pursuant to the provisions of Section 6.09 either shall be held uninvested or shall be invested in Government Obligations maturing on the next Business Day.

(c)         The Trustee may make any and all such investments through its own bond or investment department or the bond or investment department of any bank or trust company under common control with the Trustee.  All such investments shall at all times be a part of the fund or account from which the moneys used to acquire such investments shall have come and all income and prof its on such investments shall be credited to, and losses thereon shall be charged against, such fund.  All investments hereunder shall be registered in the name of the Trustee, as Trustee under the Indenture.  All investments hereunder shall be held by or under the control of the Trustee.  The Trustee shall sell and reduce to cash a sufficient amount of investments of funds in any account of the Bond Fund whenever the cash balance in such account of the Bond Fund is insufficient, together with any other funds available therefor, to pay the principal or Purchase Price of, premium, if any, and interest on the Bonds when due.  The Trustee shall not be responsible for any reduction of the value of any investments made in accordance with the directions of the Company or a Company Representative or any losses incurred in the sale of such investments.

(d)         The Issuer covenants and certifies to and for the benefit of the Owners of the Bonds from time to time Outstanding that so long as any of the Bonds remain Outstanding, the Issuer shall not direct that moneys on deposit in any fund or account in connection with the Bonds (whether or not such moneys were derived from the proceeds of the sale of the Bonds or from any other sources), be used in a manner which will cause the Bonds to be classified as “arbitrage bonds” within the meaning of Section 148 of the Code.  Pursuant to such covenants, the Issuer obligates itself to comply throughout the term of the Bonds with any request of the Company regarding the requirements of Section 148 of the Code, and any regulations promulgated thereunder.

(e)          Unless an opinion is rendered by Bond Counsel to the effect that the following actions are not required in order to maintain the exclusion of the interest on the Bonds from gross income for federal income tax purposes, the Issuer hereby covenants that it will make payments as directed by the Company (but only from moneys provided to the Issuer by or on behalf of the Company for such purposes), if any, required to be made to the United States pursuant to the Code in order to establish or maintain the exclusion of the interest on the Bonds from gross income for federal income tax purposes.

ARTICLE VIII

DISCHARGE OF INDENTURE

SECTION 8.01.    Discharge of Indenture.  If the Issuer shall pay or cause to be paid, in accordance with the provisions of this Indenture, to the Owners of the Bonds, the principal of, premium, if any, and interest due or to become due thereon at the times and in the manner stipulated therein, and if the Issuer shall not then be in default in any of the other covenants and promises in the Bonds and in this Indenture expressed as to be kept, performed and observed by it or on its part, and if the Issuer shall pay or cause to be paid to the Trustee all sums of money due or to become due according to the provisions hereof, then these presents and the estate and rights hereby granted shall cease, determined and be void, whereupon the Trustee shall cancel and discharge the lien of this Indenture, and execute and deliver to the Issuer such instruments in writing as shall be requisite to release the lien hereof and recovery, release, assign and deliver unto the Issuer any and all of the estate, right, title and interest in and to any and all rights or property conveyed, assigned or pledged to the Trustee or otherwise subject to the lien of this Indenture, except (i) amounts in any account of the Bond Fund or Project Fund required to be paid to the Credit Provider or the Company under Section 4.05 or 6.11 hereof, (ii) cash held by the Trustee for the payment of the principal or Purchase Price of, premium, if any, or interest on particular Bonds and (iii) amounts in the Rebate Fund required to be paid to the United States.

SECTION 8.02.    Defeasance of Bonds.  Any Bond shall be deemed to be paid within the meaning of this Article and for all purposes of this Indenture when (a) payment of the principal of and premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date is by reason of maturity or upon redemption as provided herein) either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by irrevocably depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment, (1) moneys sufficient to make such payment or (2) Government Obligations maturing as to principal and interest in such amounts and at such times as will insure, without further investment or reinvestment thereof, the availability of sufficient moneys to make such payment, and (b) all necessary and proper fees, compensation and expenses of the Trustee and the Issuer pertaining to the Bonds with respect to which such deposit is made, shall have been paid or the payment thereof provided for to the satisfaction of the Trustee.  At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, such Bond shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys or Government Obligations.

Notwithstanding the foregoing, no deposit under clause (a)(ii) of the immediately preceding paragraph shall be deemed payment of such Bonds as aforesaid until (a) proper notice of redemption of such Bonds shall have been previously given in accordance with Article III of this Indenture, or in the event said Bonds are not by their terms subject to redemption within the next succeeding sixty (60) days, until the Company shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to notify, as soon as practicable, the Owners of the Bonds that the deposit required by(a)(ii) above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this Section 8.02 and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of and the applicable redemption premium, if any, on said Bonds, plus interest thereon to the due date thereof; or (b) the maturity of such Bonds.

In the event the Bonds are to be defeased and the interest rate borne by the Bonds has not been established for the entire period through and including the date on which principal and interest on the Bonds shall be paid, then for purposes of determining the interest portion of the deposit under clause (a)(ii) of the first paragraph of this Section with respect to the period during which no interest rate has yet been established, the interest rate borne by the Bonds during any such period shall be deemed to be the Maximum Rate for such period.

Before accepting or using any moneys to be deposited pursuant to this Section 8.02, the Trustee shall require that the Company furnish to it (i) an opinion of Bond Counsel to the effect that such deposit will not adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds and that all conditions hereunder have been satisfied, (ii) a certificate of an independent certified public accounting firm of national reputation or a verification form acceptable to the Trustee (a copy of which shall be furnished to the rating agency then providing the rating borne by the Bonds) to the effect that such deposit of moneys or Government Obligations will be sufficient to defease the Bonds as provided in this Section 8.02, and (iii) during any Credit Facility Period, an opinion of nationally recognized counsel experienced in bankruptcy matters, which opinion shall be satisfactory to the rating agency (if any) then providing the rating borne by the Bonds, to the effect that the application of such moneys will not constitute a voidable preference in the event of the occurrence of an Act of Bankruptcy.  The Trustee shall be fully protected in relying upon the opinions and certificates required to be furnished to it under this Section in accepting or using any moneys deposited pursuant to this Article VIII.

All moneys so deposited with the Trustee as provided in this Section 8.02 may also be invested and reinvested, at the direction of the Company, in noncallable Government Obligations, maturing in the amounts and times as hereinbefore set forth, and all income from all Government Obligations in the hands of the Trustee pursuant to this Section 8.02 which is not required for the payment of the Bonds and interest and premium, if any, thereon with respect to which such moneys shall have been so deposited shall be deposited in the General Account of the Bond Fund as and when realized and collected for use and application as are other moneys deposited in the General Account of the Bond Fund; provided, however, unless the opinion of Bond Counsel specifically permits any such reinvestment, the Company shall furnish to the Trustee an opinion of Bond Counsel to the effect that such reinvestment will not adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds.

The Issuer hereby covenants that no deposit will knowingly be made or accepted and no use knowingly made of any such deposit which would cause the Bonds to be treated as arbitrage bonds within the meaning of Section 148 of the Code.

Notwithstanding any provision of any other article of this Indenture which may be contrary to the provisions of this Section 8.02, all moneys or Government Obligations set aside and held in trust pursuant to the provisions of this Section 8.02 for the payment of Bonds (including interest and premium thereon, if any) shall be applied to and used solely for the payment of the particular Bonds (including the interest and premium thereon, if any) with respect to which such moneys or Government Obligations have been so set aside in trust.

ARTICLE IX

DEFAULTS AND REMEDIES

SECTION 9.01.    Defaults.  If any of the following events occur, it is hereby declared to constitute a “Default”:

(a)          Default in the due and punctual payment of interest on any Bond;

(b)          Default in the due and punctual payment of the principal of or premium, if any, on any Bond, whether at the stated maturity thereof, or upon proceedings for redemption thereof, or upon the maturity thereof by declaration;

(c)          Default in the due and punctual payment of the Purchase Price of any Bond at the time required by Section 4.01 or 4.02 hereof;

(d)          At any time during the Credit Facility Period, receipt by the Trustee of written notice from the Credit Provider that an event of default has occurred and is continuing under the reimbursement agreement applicable to the Credit Facility and at any time during a Credit Facility Period during which the Bonds are secured by a Substitute Credit Facility, default has occurred in respect of a reimbursement agreement, if applicable;

(e)          At any time other than during a Credit Facility Period, the occurrence of a Default under the Agreement; and

(f)          At any time other than during a Credit Facility Period, default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Issuer contained in this Indenture or in the Bonds contained and failure to remedy the same after notice thereof pursuant to Section 9.12 hereof.

SECTION 9.02.    Acceleration.  Upon the occurrence of (i) any Default other than under Section 9.01(d), the Trustee may, and at the written request of the Owners of at least a majority in aggregate principal amount of Outstanding Bonds shall, or (ii) any Default under Section 9.01(d), the Trustee shall, by notice in writing delivered to the Issuer and the Company (or, if the Book-Entry System is in effect, the Securities Depository), declare the principal of all Bonds and the interest accrued thereon to the date of such acceleration immediately due and payable.  Upon any declaration of acceleration hereunder, the Trustee shall immediately declare all payments required to be made by the Company under the Agreement to be immediately due and payable and, during the Credit Facility Period, shall draw moneys under the Credit Facility to pay the principal of all Outstanding Bonds and the accrued interest thereon to the date of acceleration to the extent required by Section 6.12(a) hereof.  Interest shall cease to accrue on the Bonds on the date of declaration of acceleration under this Section 9.02.

SECTION 9.03.    Other Remedies; Rights of Owners of Bonds.  Subject to the provisions of Section 9.02 hereof, upon the occurrence of a Default, the Trustee may pursue any available remedy at law or in equity to enforce the payment of the principal of, premium, if any, and interest on the Outstanding Bonds.

Subject to the provisions of Section 9.02 hereof, if a Default shall have occurred and be continuing and if requested so to do by the Owners of at least a majority in aggregate principal amount of Outstanding Bonds and provided the Trustee is indemnified as provided in Section 10.01(l) hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Section and by Section 9.02 hereof, as the Trustee, being advised by counsel, shall deem most expedient in the interests of the Owners of Bonds.

Subject to the provisions of Section 9.02 hereof, no remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Owners of Bonds) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Owners of Bonds hereunder or now or hereafter existing at law or in equity.

No delay or omission to exercise any right or power accruing upon any Default shall impair any such right or power or shall be construed to be a waiver of any such Default or acquiescence therein; such right or power may be exercised from time to time as often as may be deemed expedient.

No waiver of any Default hereunder, whether by the Trustee or by the Owners of Bonds, shall extend to or shall affect any subsequent Default or shall impair any rights or remedies consequent thereon.

SECTION 9.04.    Right of Owners of Bonds to Direct Proceedings.  Subject to the provisions of Section 9.02 hereof, anything in this Indenture to the contrary notwithstanding, the Owners of at least a majority in aggregate principal amount of the Outstanding Bonds shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

SECTION 9.05.    Appointment of Receivers.  Upon the occurrence of a Default, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Owners of Bonds under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate and of the revenues, earnings, income, products and prof its thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

SECTION 9.06.    Waiver.  Upon the occurrence of a Default, to the extent that such rights may then lawfully be waived, neither the Issuer nor anyone claiming through or under it, shall set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws of any jurisdiction now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, and the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws.

SECTION 9.07.    Application of Moneys.  All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article (other than moneys drawn under the Credit Facility, which shall be deposited directly into the Credit Facility Account of the Bond Fund, proceeds of any remarketing of Bonds, which shall be deposited directly into the Remarketing Account of the Bond Fund, or moneys deposited with the Trustee and held in accordance with Section 6.09 hereof) shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the fees, expenses, liabilities and advances owing to or incurred or made by the Trustee, be deposited in the General Account of the Bond Fund and the moneys in each account of the Bond Fund shall be applied as follows:

(i)          Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

FIRST - To the payment to the persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest (with interest on overdue installments of such interest, to the extent permitted by law, at the rate of interest borne by the Bonds) and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; and

SECOND - To the payment to the persons entitled thereto of the unpaid principal of and premium, if any, on any of the Bonds which shall have become due (other than Bonds matured or called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture) (with interest on overdue installments of principal and premium, if any, to the extent permitted by law, at the rate of interest borne by the Bonds) and, if the amount available shall not be sufficient to pay in full all Bonds due on any particular date, then to the payment ratably according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege; and

THIRD - To the payment to the persons entitled thereto as the same shall become due of the principal of and premium, if any, and interest on the Bonds which may thereafter become due and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with interest and premium, if any, then due and owing thereon, payment shall be made ratably according to the amount of interest, principal and premium, if any, due on such date to the persons entitled thereto without any discrimination or privilege.

(ii)        If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due, respectively, for principal and interest, to the persons entitled thereto without any discrimination or privilege, with interest on overdue installments of interest or principal, to the extent permitted by law, at the rate of interest borne by the Bonds.

(iii)        lf the principal of all the Bonds shall have been declared due and payable and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article, then, subject to the provisions of Section 9.07(b) hereof, in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of Section 9.07(a) hereof.

Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determined, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future.  Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue; provided that, upon an acceleration of Bonds pursuant to Section 9.02, interest shall cease to accrue on the Bonds on and after the date of such acceleration.  The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the Owner of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

Whenever the principal of, premium, if any, and interest on all Bonds have been paid under the provisions of this Section and all expenses and charges of the Trustee have been paid, any balance remaining in any account of the Bond Fund shall be paid to the Company or the Credit Provider as provided in Sections 4.05 and 6.11 hereof.

Notwithstanding anything to the contrary herein or otherwise, moneys drawn under the Credit Facility shall be applied only to the payment of principal or Purchase Price of and accrued interest on the Bonds.

SECTION 9.08.    Remedies Vested in Trustee.  All rights of action (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Owners of the Bonds, and any recovery of judgment shall be for the equal and ratable benefit of the Owners of the Outstanding Bonds.

SECTION 9.09.    Rights and Remedies of Owners of Bonds.  No Owner of any Bond shall have any right to institute any suit, action or proceeding at law or in equity for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder, unless (subject to the provisions of Section 9.02 hereof) (i) a Default has occurred of which the Trustee has been notified as provided in Section 10.01(h) hereof, or of which by said subsection it is deemed to have notice, (ii) the Owners of at least a majority in aggregate principal amount of Outstanding Bonds shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in Section 10.01(a), and (iii) the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding.  Such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more Owners of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the Owners of all Outstanding Bonds.  However, nothing contained in this Indenture shall affect or impair the right of any Owner of Bonds to enforce the payment of the principal or Purchase Price of, premium, if any, and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of, premium, if any, and interest on each of the Bonds issued hereunder to the respective Owners thereof at the time and place, from the source and in the manner in the Bonds expressed.  No Owner of any Bond shall have any right to institute any suit, action or proceeding at equity or at law to enforce a drawing under the Credit Facility.

SECTION 9.10.    Termination of Proceedings.  In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case, the Issuer, the Trustee and the Owners of Bonds shall be restored to their former positions and rights hereunder, respectively, with regard to the property subject to this Indenture, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

SECTION 9.11.    Waivers of Default.  The Trustee shall waive any Default hereunder and its consequences and rescind any declaration of acceleration of principal upon the written request of the Owners of at least a majority in aggregate principal amount of all Outstanding Bonds; provided, however, that there shall not be waived any Default hereunder unless and until the Trustee shall have received written notice from the Credit Provider that the Credit Facility has been reinstated in full; and provided further that any Default under subsection (d) of Section 9.01 hereof may only be waived upon the written request of the Credit Provider; provided, however, that the corresponding event of default under the Reimbursement Agreement shall have been rescinded by the Credit Provider (and in such case the consent of the Owners of the Bonds shall not be required); and provided further that there shall not be waived any Default specified in subsection (a) or (b) of Section 9.01 hereof unless, prior to such waiver or rescission, the Company shall have caused to be paid to the Trustee (i) all arrears of principal and interest (other than principal of or interest on the Bonds which became due and payable by declaration of acceleration), with interest at the rate then borne by the Bonds on overdue installments, to the extent permitted by law, and (ii) all fees and expenses of the Trustee in connection with such Default.  In case of any waiver or rescission described above, or in case any proceeding taken by the Trustee on account of any such Default shall have been discontinued or concluded or determined adversely, then and in every such case the Issuer, the Trustee and the Owners of Bonds shall be restored to their former positions and rights hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other Default, or impair any right consequent thereon.

Notwithstanding the foregoing, no waiver, rescission or annulment of a Default hereunder shall be made if the Credit Provider shall theretofore have honored in full a drawing under the Credit Facility in respect of such Default.

SECTION 9.12.    Notice of Defaults under Section 9.01(e) or (f); Opportunity to Cure Such Defaults.  Anything herein to the contrary notwithstanding, no Default under Section 9.01(e) or (f) hereof shall be deemed a Default until notice of such Default shall be given to the Issuer and the Company by the Trustee or by the Owners of at least a majority in aggregate principal amount of all Outstanding Bonds, and the Issuer and the Company shall have had thirty (30) days after receipt of such notice to correct said Default or to cause said Default to be corrected and shall not have corrected said Default or caused said Default to be corrected within the applicable period; provided, however, if said Default be such that it cannot be corrected within the applicable period, it shall not constitute a Default if corrective action is instituted by the Issuer or the Company within the applicable period and diligently pursued until the Default is corrected.

With regard to any Default concerning which notice is given to the Issuer and the Company under the provisions of this Section, the Issuer hereby grants the Company full authority for the account of the Issuer to perform any covenant or obligation alleged in said notice to constitute a Default, in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts and with power of substitution.

SECTION 9.13.   Subrogation Rights of Credit Provider.  The Credit Provider shall be subrogated to the rights possessed under this Indenture by the Owners of the Bonds, to the extent the Credit Facility is drawn upon and the amount of such drawing is not subsequently reimbursed to the Credit Provider.  For purposes of the subrogation rights of the Credit Provider hereunder, (a) any reference herein to the Owners of the Bonds shall mean the Credit Provider, (b) any principal of or interest on the Bonds paid with moneys collected pursuant to the Credit Facility shall be deemed to be unpaid hereunder, and (c) the Credit Provider may exercise any rights it would have hereunder as the Owner of the Bonds.  The subrogation rights granted to the Credit Provider in this Indenture are not intended to be exclusive of any other remedy or remedies available to the Credit Provider and such subrogation rights shall be cumulative and shall be in addition to every other remedy given hereunder, under or in connection with the Credit Facility or under any other instrument or agreement with respect to the reimbursement of moneys paid by the Credit Provider under the Credit Facility or with respect to the security for the obligations of the Company under or in connection with the Credit Facility, and every other remedy now or hereafter existing at law or in equity or by statute.

ARTICLE X

TRUSTEE

SECTION 10.01.   Acceptance of Trusts.  The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

(a)         The Trustee, prior to the occurrence of a Default and after the curing of all Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants shall be read into this Indenture against the Trustee.  In case a Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in the exercise of such rights and powers as an ordinary, prudent man would exercise or use in the conduct of his own affairs.

(b)          The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees, but shall not be answerable for the conduct of the same if appointed with due care, and shall be entitled to advice of counsel concerning its duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof.  The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Company) selected by the Trustee in the exercise of reasonable care.  The Trustee shall not be responsible for any loss or damage resulting from any action or inaction taken or not taken, as the case may be, in good faith in reliance upon such opinion or advice.

(c)         The Trustee shall not be responsible for any recital herein or in the Bonds (except with respect to the certificate of authentication endorsed on the Bonds), or for insuring the Project, or for collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or for the value or title of the Project or any lien waivers with respect to the Project, and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company under the Agreement except as hereinafter set forth; but the Trustee may require of the Issuer and the Company full information and advice as to the performance of the aforesaid covenants, conditions and agreements.  The Trustee shall have no obligation to perform any of the duties of the Issuer under the Agreement.

(d)         The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder.  The Trustee, in its commercial banking or in any other capacity, may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any Owner may be entitled to take with like effect as if it were not the Trustee.  The Trustee, in its commercial banking or in any other capacity, may also engage in or be interested in any financial or other transactions with the Issuer or the Company and may act as a depository, trustee or agent for any committee of Owners secured hereby or other obligations of the Issuer as freely as if it were not the Trustee.  The Trustee may become the Owner of Bonds secured hereby with the same rights which it would have if not the Trustee hereunder.

(e)         The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons.  Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Owner of any Bond shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

(f)          As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed by an Issuer Representative or a Company Representative as sufficient evidence of the facts therein contained and prior to the occurrence of a Default of which a Responsible Officer of the Trustee has been notified as provided in Section 10.01(h) hereof, or of which by said subsection the Trustee is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed by it to be necessary or advisable, but shall in no case be bound to secure the same.  The Trustee may accept a certificate of such officials of the Issuer who executed the Bonds (or their successors in office) to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted and is in full force and effect.

(g)          The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct.

(h)          The Trustee shall not be required to take notice or be deemed to have notice of any Default hereunder except for Defaults specified in subsections (a), (b),(c) or (d) of Section 9.01 hereof, unless a Responsible Officer of the Trustee shall be specifically notified in writing of such Default by the Issuer, the Credit Provider or by the Owners of at least a majority in aggregate principal amount of Outstanding Bonds, and all notices or other instruments required by this Indenture to be delivered to the Trustee, must, in order to be effective, be delivered at the Principal Office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no Default except as aforesaid.

(i)          At any and all reasonable times the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right fully to inspect all books and records of the Issuer pertaining to the Project and the Bonds, and to make such copies and memoranda from and with regard thereto as may be desired.

(j)          The Trustee shall not be required to give any bond or surety in respect of the execution of this Indenture or otherwise in respect of the premises.

(k)          Notwithstanding anything elsewhere in this Indenture with respect to the authentication of any Bonds, the withdrawal of any cash, the release of any property or any action whatsoever within the purview of this Indenture, the Trustee shall have the right, but shall not be required, to demand any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action, deemed desirable by the Trustee for the purpose of establishing the right of the Issuer or the Company to the authentication of any Bonds, the withdrawal of any cash or the taking of any other action.

(l)          Before suffering, taking or omitting any action under this Indenture or under the Agreement (other than (i) paying the principal or Purchase Price of, redemption premium (if any) and interest on the Bonds as the same shall become due and payable, (ii) drawing upon the Credit Facility, (iii) exercising its obligations in connection with a mandatory tender of the Bonds under Section 4.01, and (iv) declaring an acceleration under Section 9.02 as a result of a Default under Section 9.01(d)), the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of any expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful default in connection with any such action.

(m)         All moneys received by the Trustee shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent otherwise required herein or required by law.

(n)        The Trustee’s immunities and protections from liability and its right to compensation and indemnification in connection with the performance of its duties under this Indenture shall extend to the Trustee’s officers, directors, agents and employees.  Such immunities and protections and right to indemnification, together with the Trustee’s right to compensation, shall survive the Trustee’s resignation or removal and final payment of the Bonds.

(o)         Notwithstanding anything else herein contained, (i) the Trustee shall not be liable for any error of judgment made in good faith unless it is proven that the Trustee was negligent in ascertaining the pertinent facts, and (ii) no provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it believes the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(p)         In the event the Trustee receives inconsistent or conflicting requests and indemnity from two or more groups of holders of the Bonds, each representing less than a majority in aggregate principal amount of the Bonds Outstanding, the Trustee, in its sole discretion, may determined what action, if any, shall be taken.

(q)         The Trustee shall have no responsibility for any information in any offering memorandum or other disclosure material distributed with respect to the Bonds, and the Trustee shall have no responsibility for compliance with any state or federal securities laws in connection with the Bonds.

(r)          The Trustee shall have no responsibility for any registration, filing, recording, reregistration or rerecording of this Indenture or any other document or instrument executed in connection with this Indenture and the issuance and sale of the Bonds including, without limitation, any financing statements or continuation statements with respect thereto.

SECTION 10.02.        Fees, Charges and Expenses of the Trustee.  The Trustee shall be entitled to payment of reasonable fees for its services rendered hereunder and reimbursement of all advances, counsel fees and other expenses reasonably made or incurred by the Trustee in connection with such services including, without limitation, the reasonable compensation, expenses and disbursements of its agents and counsel.  Upon the occurrence of a Default, but only upon the occurrence of a Default, the Trustee shall have a first lien with right of payment prior to payment on account of principal of, premium, if any, and interest on any Bond upon the Trust Estate (exclusive of the proceeds of any drawing under the Credit Facility, proceeds of the remarketing of the Bonds, and funds held by the Trustee for matured and unpresented Bonds) for the foregoing fees, charges and expenses of the Trustee.  When the Trustee incurs expenses or renders services after the occurrence of an Act of Bankruptcy with respect to the Company, the expenses and the compensation for the services are intended to constitute expenses of administration under any federal or state bankruptcy, insolvency, arrangement, moratorium, reorganization or other debtor relief law.  The Issuer shall have no liability to pay any fees, charges or other expenses of the Trustee hereinabove mentioned except from the amounts pledged under this Indenture.  The rights of the Trustee under this Section shall survive the Trustee’s resignation or removal.

SECTION 10.03.        Notice to Owners of Bonds if Default Occurs.  If a Default occurs of which the Trustee has been notified as provided in Section 10.01(h) hereof, or of which by said subsection it is deemed to have notice, then the Trustee shall promptly give notice thereof to the Credit Provider and to the Owner of each Bond.

SECTION 10.04.       Intervention by the Trustee.  In any judicial proceeding which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of the Owners of the Bonds, the Trustee may intervene on behalf of the Owners of the Bonds and shall do so if requested in writing by the Credit Provider or the Owners of at least fifty percent (50%) of the aggregate principal amount of Outstanding Bonds.

SECTION 10.05.      Successor Trustee.  Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor Trustee hereunder and vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 10.06.      Resignation by the Trustee.  The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving thirty (30) days’ notice to the Issuer, the Credit Provider, the Remarketing Agent, the Company, and the Owner of each Bond.  Such resignation shall not take effect (i) until the appointment and acceptance of a successor Trustee or temporary Trustee and the transfer to said successor or temporary Trustee of the Credit Facility, and (ii) payment in full of all fees and expenses and other amounts payable to the Trustee pursuant hereto or to the Agreement.

SECTION 10.07.      Removal of the Trustee.  The Trustee may be removed at any time by the Issuer or the Company (provided the Company is not in default under the Agreement), or by an instrument or concurrent instruments in writing delivered to the Trustee, the Company and to the Issuer and signed by the Owners of at least a majority in aggregate principal amount of Outstanding Bonds.  Such removal shall not take effect until (i) the appointment and acceptance of a successor Trustee or temporary Trustee and the transfer to said successor or temporary Trustee of the Credit Facility and (ii) payment in full of all fees and expenses and other amounts payable to the Trustee pursuant thereto or to the Agreement.

SECTION 10.08.      Appointment of Successor Trustee by Owners of Bonds.  In case the Trustee hereunder shall resign or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Owners of at least a majority in aggregate principal amount of Outstanding Bonds by an instrument or concurrent instruments in writing signed by such Owners, or by their attorneys-in-fact duly authorized, a copy of which shall be delivered personally or sent by registered mail to the Issuer, the Company and the Credit Provider.

In case of any such vacancy, the Issuer, by an instrument executed by its official who executed the Bonds or his successor in office, may appoint a temporary successor Trustee to fill such vacancy until a successor Trustee shall be appointed by the Owners of Bonds in the manner above provided; and such temporary successor Trustee so appointed by the Issuer shall immediately and without further act be superseded by the Trustee appointed by the Owners of Bonds.  If no successor Trustee has accepted appointment in the manner provided in Section 10.09 hereof within sixty (60) days after the Trustee has given notice of resignation to the Issuer and the Owner of each Bond, the Trustee may petition any court of competent jurisdiction for the appointment of a temporary successor Trustee; provided that any Trustee so appointed shall immediately and without further act be superseded by a Trustee appointed by the Issuer or the Owners of Bonds as provided above.  Every successor Trustee appointed pursuant to the provisions of this Section shall be, if there be such an institution willing, qualified and able to accept the trust upon customary terms, a bank with trust powers or trust company within or without the State, in good standing and having reported capital and surplus of not less than $50,000,000.

SECTION 10.09.     Acceptance by Successor Trustee.  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its or his predecessor and also to the Issuer and the Company an instrument in writing accepting such appointment hereunder and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but its predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor.  Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the estate, rights, powers and duties hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

SECTION 10.10.      Appointment of Co-Trustee.  It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the laws of the State) denying or restricting the right of banking corporations or associations to transact business as Trustee in such jurisdiction.  It is recognized that in case of litigation under this Indenture or the Agreement, and in particular in case of the enforcement thereof on Default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein or therein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, the Trustee may appoint an additional individual or institution as a separate or Co-Trustee, in which event each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture or the Agreement to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or Co-Trustee, but only to the extent necessary to enable such separate or Co-Trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or Co-Trustee shall run to and be enforceable by either of them.

Should any deed, conveyance or instrument in writing from the Issuer be required by the separate or Co-Trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.  In case any separate or Co-Trustee, or a successor, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a successor to such separate or Co-Trustee.  Any Co-Trustee appointed by the Trustee pursuant to this Section may be removed by the Trustee, in which case all powers, rights and remedies vested in the Co-Trustee shall again vest in the Trustee as if no such appointment of a Co-Trustee had been made.

SECTION 10.11.     Successor Remarketing Agent.  (a)  Any corporation or association into which the Remarketing Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its municipal bond underwriting business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become the successor Remarketing Agent hereunder, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

(b)          The Remarketing Agent may at any time resign by giving thirty (30) days’ notice to the Issuer, the Trustee, the Credit Provider and the Company.  Such resignation shall not take effect until the appointment of a successor Remarketing Agent.

(c)         The Remarketing Agent may be removed at any time by an instrument in writing delivered to the Trustee by the Company, with the prior written approval of the Credit Provider.  In no event, however, shall any removal of the Remarketing Agent take effect until a successor Remarketing Agent shall have been appointed.

(d)          In case the Remarketing Agent shall resign or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting as Remarketing Agent, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Company with the prior written approval of the Issuer and the Credit Provider.  Every successor Remarketing Agent appointed pursuant to the provisions of this Section shall be, if there be such an institution willing, qualified and able to accept the duties of the Remarketing Agent upon customary terms, a bank or trust company or any entity, within or without the State, in good standing and having reported capital and surplus of not less than $10,000,000 and having general obligation indebtedness rated Baa3/Prime-3 or better by Moody’s (or a substantially equivalent rating by such other rating agency then providing the rating borne by the Bonds).  Written notice of such appointment shall immediately be given by the Company to the Trustee and the Trustee shall cause written notice of such appointment to be given to the Owners of the Bonds.  Any successor Remarketing Agent shall execute and deliver an instrument accepting such appointment and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all rights, powers, duties and obligations of its predecessor, with like effect as if originally named as Remarketing Agent, but such predecessor shall nevertheless, on the written request of the Company, the Trustee or the Issuer, or of the successor, execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in such successor all rights, powers, duties and obligations of such predecessor.  If no successor Remarketing Agent has accepted appointment in the manner provided above within 90 days after the Remarketing Agent has given notice of its resignation as provided above, the Remarketing Agent may petition any court of competent jurisdiction for the appointment of a temporary successor Remarketing Agent; provided that any Remarketing Agent so appointed shall immediately and without further act be superseded by a Remarketing Agent appointed by the Company as provided above.

SECTION 10.12.    Notice of Rating Agencies.  The Trustee shall provide Fitch, Moody’s or S&P, as appropriate, so long as any of such rating agencies shall provide the rating borne by the Bonds, with prompt written notice following the effective date of such event of (i) any successor Trustee and any successor Remarketing Agent, (ii) any Substitute Credit Provider, (iii) any material amendments to this Indenture or the Agreement, (iv) the expiration, termination or extension of any Credit Facility, (v) the exercise of a Conversion Option, (vi) the occurrence of a Mandatory Purchase Date (unless such Mandatory Purchase Date is a day immediately following the end of a Calculation Period), (vii) the redemption in whole of the Bonds or the payment in full of the Bonds at maturity, (viii) the defeasance of the Bonds, or (ix) the acceleration of the Bonds.  In addition, the Trustee shall provide Fitch, Moody’s and/or S&P, as appropriate, so long as any of such rating agencies shall provide the rating borne by the Bonds, with any other information which the rating agency may reasonably request in order to maintain the rating on the Bonds.

ARTICLE XI

SUPPLEMENTAL INDENTURES

SECTION 11.01.    Supplemental Indentures Not Requiring Consent of Owners of Bonds.  The Issuer and the Trustee may, with the consent of the Credit Provider (during any Credit Facility Period) and upon receipt of an opinion of Bond Counsel to the effect that the proposed supplemental indenture will not adversely affect the excludability of interest on the Bonds from gross income for federal income tax purposes and is authorized by this Indenture, and without consent of, or notice to, any of the Owners of Bonds, enter into an indenture or indentures supplemental to this Indenture for any one or more of the following purposes:

(a)          To cure any ambiguity or formal defect or omission in this Indenture;

(b)          To grant to or confer upon the Trustee for the benefit of the Owners of Bonds any additional rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the Owners of Bonds or the Trustee;

(c)          To subject to this Indenture additional revenues, properties or collateral;

(d)          To modify, amend or supplement this Indenture or any indenture supplemental hereof in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939, as amended, or any similar federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States of America;

(e)          To evidence the appointment of a separate or Co-Trustee or the succession of a new Trustee hereunder;

(f)          To correct any description of, or to reflect changes in, any of the properties comprising the Trust Estate;

(g)          To make any revisions of this Indenture that shall be required by Fitch, Moody’s or S&P in order to obtain or maintain an investment grade rating on the Bonds, including without limitation changes necessary to maintain an investment grade rating upon and after a conversion of the Interest Period to a Commercial Paper Period or Long Term Period;

(h)          To make any revisions of this Indenture that shall be necessary in connection with the Company or the Issuer furnishing a Credit Facility;

(i)           To provide for an uncertificated system of registering the Bonds or to provide for changes to or from the Book-Entry System;

(j)           To effect any other change herein which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the Owners of Bonds; or

(k)          To make revisions to this Indenture that shall become effective only upon, and in connection with, the remarketing of all of the Bonds then Outstanding.

In the event Fitch, S&P and/or Moody’s has issued a rating of any of the Bonds, Fitch, S&P and/or Moody’s, as the case may be, shall receive prior written notice from the Trustee of the proposed amendment but such notice shall not be a condition of the effectiveness of such amendment.

SECTION 11.02.     Supplemental Indentures Requiring Consent of Owners of Bonds.  Exclusive of supplemental indentures permitted by Section 11.01 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the Credit Provider (during any Credit Facility Period) and the Owners of not less than a majority in aggregate principal amount of the Outstanding Bonds shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section or in Section 11.01 hereof contained shall permit, or be construed as permitting, without the consent of the Credit Provider (during any Credit Facility Period) and the Owners of all Bonds Outstanding, (a) an extension of the maturity of the principal of, or the interest on, any bond issued hereunder, or (b) a reduction in the principal amount or Purchase Price of, or redemption premium on, any Bond or the rate of interest thereon, or (c) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (d) a reduction in the aggregate principal amount of the Bonds required for consent to such supplemental indentures or any modifications or waivers of the provisions of this Indenture or the Agreement, or (e) the creation of any lien ranking prior to or on a parity with the lien of this Indenture on the Trust Estate or any part thereof, except as hereinbefore expressly permitted, or (f) the deprivation of the Owner of any Outstanding Bond of the lien hereby created on the Trust Estate.

If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be given to the Credit Provider and to the Owners of the Bonds as provided in Section 3.03 of this Indenture; provided that, prior to the delivery of such notice, the Trustee may require that an opinion of Bond Counsel be furnished to the effect that the supplemental indenture complies with the provisions of this Indenture and will not adversely affect the excludability of interest on the Bonds from gross income for federal income tax purposes.  Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all Owners of Bonds.  If, within sixty (60) days or such longer period as shall be prescribed by the Issuer following such notice, the Credit Provider and the Owners of not less than a majority in aggregate principal amount of the Bonds Outstanding (except for those Supplemental Indentures requiring the consent of the Credit Provider and the Owners of all Bonds Outstanding as described above) at the time of the execution of any such supplemental indenture shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof.  Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

In the event Fitch, S&P and/or Moody’s has issued a rating of any of the Bonds, Fitch, S&P and/or Moody’s, as the case may be, shall receive prior written notice from the Trustee of the proposed amendment but such notice shall not be a condition of the effectiveness of such amendment.

During any Credit Facility Period, the Credit Provider shall be deemed the Owner of the Bonds for the purpose of this Section 11.02; provided however that the Credit Provider shall not, by virtue of being deemed the Owner of the Bonds for purposes of this Section 11.02, be permitted to (a) extend the maturity of the principal of, or the interest on, any bond issued hereunder, or (b) reduce the principal amount or Purchase Price of, or redemption premium on, any Bond or the rate of interest thereon, or (c) create a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (d) reduce the aggregate principal amount of the Bonds required for consent to such supplemental indentures or any modifications or waivers of the provisions of this Indenture or the Agreement, without the consent of the Owners of all Bonds Outstanding.

SECTION 11.03.       Consent of the Company.  Anything herein to the contrary notwithstanding.so long there is not a Default under the Agreement, a supplemental indenture under this Article shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental indenture.  In this regard, the Trustee shall cause notice of the proposed execution of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed to the Company at least 15 Business Days prior to the proposed date of execution and delivery of any such supplemental indenture.  The Company is an express third-party beneficiary of this Section 11.03.

SECTION 11.04.      Execution of Amendments and Supplements by Trustee.  The Trustee shall not be obligated to sign any amendment or supplement to this Indenture or the Bonds pursuant to this Article if the amendment or supplement, in the judgment of the Trustee, could adversely affect the rights, duties, liabilities, protections, privileges, indemnities or immunities of the Trustee.  In signing an amendment or supplement, the Trustee shall be entitled to receive, and shall be fully protected in relying on, an opinion of Bond Counsel stating that such amendment or supplement is authorized by this Indenture, and will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes.

ARTICLE XII

AMENDMENT OF AGREEMENT

SECTION 12.01.      Amendments to Agreement Not Requiring Consent of Owners of Bonds.  The Issuer and the Trustee may, with the consent of the Credit Provider (during any Credit Facility Period) and upon receipt of an opinion of Bond Counsel to the effect that the proposed amendment will not adversely affect the excludability of interest on the Bonds from gross income for federal income tax purposes and is authorized or not prohibited by this Indenture, and without the consent of or notice to the Owners of Bonds, consent to any amendment, change or modification of the Agreement as may be required (i) by the provisions of the Agreement, (ii) for the purpose of curing any ambiguity or formal defect or omission in the Agreement, (iii) so as to more precisely identify the Project, or to substitute or add additional improvements or equipment to the Project or additional rights or interests in property acquired in accordance with the provisions of the Agreement, (iv) to enter into an indenture or indentures supplemental hereto as provided in Section 11.01 hereof, (v) to make any revisions that shall be required by Fitch, Moody’s and/or S&P in order to obtain or maintain an investment grade rating on the Bonds, (vi) in connection with any other change therein which is not to the prejudice of the Owners of Bonds or, in the judgment of the Trustee, the Trustee or (vii) to make revisions thereto which shall be effective only upon, and in connection with, the remarketing of all of the Bonds then Outstanding.

SECTION 12.02.     Amendments to Agreement Requiring Consent of Owners of Bonds.  Except for the amendments, changes or modifications as provided in Section 12.01 hereof, neither the Issuer nor the Trustee shall consent to any other amendment, change or modification of the Agreement without mailing of notice and the written approval or consent of the Credit Provider (during any Credit Facility Period) and the Owners of a majority in aggregate principal amount of the Outstanding Bonds, provided that the consent of the Credit Provider and the Owners of all Bonds Outstanding is required for any amendment, change or modification of the Agreement that would permit the termination or cancellation of the Agreement or a reduction in or postponement of the payments under the Agreement or any change in the provisions relating to payment thereunder.  If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by Section 11.02 hereof with respect to supplemental indentures; provided, that prior to the delivery of such notice or request, the Trustee and the Issuer may require that an opinion of Bond Counsel be furnished to the effect that such amendment, change or modification complies with the provisions of this Indenture and will not adversely affect the excludability of interest on the Bonds from gross income for federal income tax purposes.  Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the Principal Office of the Trustee for inspection by all Owners of Bonds.

During any Credit Facility Period, the Credit Provider shall be deemed the Owner of the Bonds for the purpose of this Section 12.02.

ARTICLE XIII

MISCELLANEOUS

SECTION 13.01.     Consents of Owners of Bonds.  Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Owners of Bonds may be in any number of concurrent documents and may be executed by such Owners of Bonds in person or by agent appointed in writing.  Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the written appointment of any such agent or of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument.  The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by an officer authorized by law to take acknowledgments of deeds certifying that the person signing such instrument or writing acknowledged to him the execution thereof.  The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of owning the same shall be proved by the registration books of the Issuer maintained by the Trustee pursuant to Section 2.13 hereof.

SECTION 13.02.     Limitation of Rights.  With the exception of any rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person or company other than the parties hereto, the Credit Provider and the Owners of the Bonds, any legal or equitable right, remedy or claim under or with respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Credit Provider and the Owners of the Bonds as herein provided.

SECTION 13.03.     Severability.  If any provision of this Indenture shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

SECTION 13.04.     Notices.  Any notice, request, complaint, demand, communication or other paper shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, postage prepaid or sent by telegram, addressed as follows:

Issuer:	Parish of St. James, State of Louisiana
P.O. Box 176
Vacherie, Louisiana 70090
Attention: Parish President

Trustee:	U.S. Bank National Association
1349 West Peachtree, NW
Two Midtown Plaza, Suite 1050
Atlanta, Georgia 30309
Attention: Corporate Trust Division

Company:	NuStar Logistics, L.P.
2330 North Loop 1604 West
San Antonio, TX 78248
Attention: Chief Financial Officer

Credit Provider:	Wells Fargo Bank, National Association
1000 Louisiana Street, 9th Floor
Houston, TX 77022
Attention: Christina Faith

Remarketing Agent:	SunTrust Robinson Humphrey, Inc.
3333 Peachtree Road, 11th Floor
Atlanta, Georgia 30326
Attention: Municipal Desk

Fitch:	Fitch, Inc.
One State Street Plaza
New York, New York 10004
Attention: Structured Finance

Moody’s:	Moody’s Investors Service, Inc.
99 Church Street
New York, New York 10007
Attention: Corporate Department, Structured Finance Group

S&P:	Standard & Poor’s Ratings Services,
a Standard & Poor’s Financial Services LLC business
55 Water Street
New York, New York 10041
Attention: Corporate Finance Department

A duplicate copy of each notice required to be given hereunder by any person listed above shall also be given to the others.  The Issuer, the Company, the Trustee, the Remarketing Agent and the Credit Provider (including the issuer of any Substitute Credit Facility), may designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.  Except for those writings requiring original signatures, any written notice, instruction or confirmation required hereunder may be provided by telex, telegraph or facsimile transmission.

SECTION 13.05.    Payments Due on Saturdays, Sundays and Holidays.  In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for purchase or redemption of any Bonds shall not be a Business Day, then payment of principal, Purchase Price, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for purchase or redemption.

SECTION 13.06.    Counterparts.  This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of such shall constitute but one and the same instrument.

SECTION 13.07.    Applicable Provisions of Law.  This Indenture shall be governed by and construed in accordance with the laws of the State.  It is the intention of the Issuer and the Trustee that the situs of the trust created by this Indenture be, and it be administered, in the state in which is located the principal office of the Trustee from time to time acting under this Indenture.

SECTION 13.08.    Rules of Interpretation.  Unless expressly indicated otherwise, references to Sections or Articles are to be construed as references to Sections or Articles of this instrument as originally executed.  Use of the words “herein,” “hereby,” “hereunder,” “hereof,” “hereinbefore,” “hereinafter” and other equivalent words refer to this Indenture and not solely to the particular portion in which such word is used.

SECTION 13.09.     Captions.  The captions and headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or Sections of this Indenture.

SECTION 13.10.    No Personal Liability.  Notwithstanding anything to the contrary contained herein or in any of the Bonds or the Agreement, or in any other instrument or document executed by or on behalf of the Issuer in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the Issuer, or of any incorporator, member, commissioner, director, trustee, officer, employee or agent of any successor to the Issuer, in any such person’s individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or non‑observance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or obligations, nor shall any recourse be had for the payment of the principal of, premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Issuer or any successor to the Issuer, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

SECTION 13.11.     Certain References Ineffective Except During a Credit Facility Period.  Except during a Credit Facility Period and during the period immediately after a Credit Facility Period until receipt by the Trustee of a certificate from the Credit Provider stating that all amounts payable to the Credit Provider under or in connection with the Credit Facility have been paid in full, all references to the Credit Provider or the Credit Facility in the Agreement, this Indenture and the Bonds shall be ineffective.

IN WITNESS WHEREOF, the Issuer has caused these presents to be executed in its name by its duly authorized official; and to evidence its acceptance of the trusts hereby created, the Trustee has caused these presents to be executed in its corporate name and with its corporate seal hereunto affixed and attested by its duly authorized officer, as of the date first above written.

PARISH OF ST. JAMES, STATE OF LOUISIANA

By:
Parish President

ATTEST:

By:		[SEAL]
Secretary, Parish Council

U.S. BANK NATIONAL ASSOCIATION

By:
Authorized Officer

EXHIBIT A

FORM OF BOND

No. ____	$________

Unless this Bond is presented by an authorized representative of DTC to the Trustee for registration of transfer, exchange, or payment, with respect to any Bond issued that is registered in the name of CEDE & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to CEDE & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, CEDE & Co., has an interest herein.

United States of America
State of Louisiana

Parish of St. James, State of Louisiana
Revenue Bonds
(NuStar Logistics, L.P. Project)
Series 2011

Maturity Date:	CUSIP No.

Dated Date:

Registered Owner:  Cede & Co. (Tax Identification #13-2555119)

Type of Interest Period:

Principal Amount:

The Parish of St. James, State of Louisiana (the “Issuer”), for value received, promises to pay from the source and as hereinafter provided, to the Registered Owner identified above on the Maturity Date set forth above, upon surrender hereof, the Principal Amount set forth above, and in like manner to pay interest on said sum as provided in this Bond.

1.          Indenture; Lease Agreement.  This Bond is one of an authorized issue of bonds (the “Bonds”), limited to $75,000,000 in principal amount, issued under the Indenture of Trust dated as of August 1, 2011 (the “Indenture”), between the Parish of St. James, State of Louisiana (the “Issuer”) and U.S. Bank National Association, as trustee (the “Trustee”).  The Terms of the Bonds include those in the Indenture.  Bondholders are referred to the Indenture for a statement of those Terms.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Issuer will issue the Bonds to finance the cost of acquisition, construction and installation of an addition of approximately 4.8 million barrels of additional storage capacity comprised of approximately twenty-four (24) tanks ranging in capacity from 90,000 to 363,000 shell barrels; new tank lines, pumps and manifolds for new tanks; and additional rail car offloading facilities, located at the NuStar St. James Terminal on the west bank of the Mississippi River at mile marker 159.9 in the Parish of St. James, State of Louisiana (the “Project”).  The Issuer will lease the Project to NuStar Logistics, L.P. (the “Company”), pursuant to a Lease Agreement dated as of August 1, 2011 (the “Agreement”), between the Issuer and the Company.  The Company has agreed in the Agreement to make rental payments to the Issuer in amounts sufficient to pay all amounts coming due on the Bonds, and the Issuer has assigned its rights to such payments under the Agreement to the Trustee as security for the Bonds.

The Indenture and the Agreement may be amended, and references to them include any amendments.

The Issuer has established a Book-Entry system of registration for this Bond.  Except as specifically provided otherwise in the Indenture, CEDE & Co., as nominee of The Depository Trust Company, a New York corporation (“DTC”), will be the registered owner and will hold this Bond on behalf of each Beneficial Owner hereof.  By acceptance of a confirmation of purchase, delivery or transfer, each Beneficial Owner of this Bond shall be deemed to have agreed to such arrangement.  CEDE & Co., as registered owner of this Bond, may be treated as the owner of it for all purposes.

2.          Source of Payments.  This Bond and the series of Bonds of which it forms apart are issued pursuant to and in full compliance with Sections 991 to 1001, inclusive, of Title 39 of the Louisiana Revised Statutes of 1950, as amended, and other constitutional and statutory authority supplemental thereto (the “Act”).  THIS BOND AND THE ISSUE OF WHICH IT IS A PART AND THE PREMIUM, IF ANY, AND INTEREST HEREON ARE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM THE REVENUES AND RECEIPTS DERIVED FROM THE AGREEMENT, INCLUDING PAYMENTS RECEIVED THEREUNDER, WHICH PAYMENTS, REVENUES AND RECEIPTS HAVE BEEN PLEDGED AND ASSIGNED TO THE TRUSTEE TO SECURE PAYMENT OF THE BONDS.  THE BONDS, THE PREMIUM, IF ANY, AND THE INTEREST THEREON SHALL NOT BE DEEMED TO CONSTITUTE A DEBT OR A PLEDGE OF THE FAITH AND CREDIT OF THE STATE OF LOUISIANA OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER.  NEITHER THE STATE OF LOUISIANA NOR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER, SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO EXCEPT FROM THE REVENUES AND RECEIPTS PLEDGED THEREFOR, AND NEITHER THE FAITH AND CREDIT OF THE ISSUER, THE STATE OF LOUISIANA OR ANY POLITICAL SUBDIVISION OF THE STATE OF LOUISIANA, NOR THE TAXING POWER OF THE STATE OF LOUISIANA OR ANY POLITICAL SUBDIVISION THEREOF, IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO.

2

The Bonds are initially secured by a letter of credit (the “Credit Facility”) issued by Wells Fargo (the “Credit Provider”), in favor of the Trustee.  This Credit Facility entitles the Trustee to draw an amount sufficient to pay the principal of the Bonds and up to 44 days’ interest accrued on the Bonds at a maximum rate per annum of 12%.  Unless extended by the Credit Provider in accordance with its terms, the Credit Facility expires on ________________, or on the earlier occurrence of events specified in it.  On its expiration, or in the event the Company has provided another Credit Facility meeting the requirements of the Indenture, the Bonds will be subject to mandatory tender for purchase as more fully described below.

3.          Interest Rate.  Interest on this Bond will be paid at the lesser of (a) a Daily Rate, a Weekly Rate, a Commercial Paper Rate or a Long Term Rate as selected by the Company and as determined in accordance with the Indenture and (b) the Maximum Rate.  Interest will initially be payable at the Weekly Rate, as set forth in the Indenture.  The Company may change the interest rate determination method from time to time.  A change in the method, other than a change between the Daily Rate and the Weekly Rate, will result in the Bonds becoming subject to mandatory tender for purchase on the effective date of such change.

When interest is payable at (a) a Daily Rate, Weekly Rate or Commercial Paper Rate, it will be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, and (b) a Long Term Rate, it will be computed on the basis of a 360‑day year of twelve 30-day months.

4.           Interest Payment and Record Dates.  Interest will accrue on the unpaid portion of the principal of this Bond from the last date to which interest was paid or duly provided for or, if no interest has been paid or duly provided for, from the date of initial authentication and delivery of the Bonds, until the entire principal amount of this Bond is paid or duly provided for.  When interest is payable at the rate in the first column below, interest accrued during the period (an “Accrual Period”) shown in the second column will be paid on the date (an “Interest Payment Date”) in the third column to holders of record on the date (a “Record Date”) in the fourth column:

TYPE OF INTEREST PERIOD	ACCRUAL PERIOD[1]	INTEREST PAYMENT DATE	RECORD DATE

Daily	Calendar Month	Fifth Business Day of the next month	Last Business Day of the Accrual Period

Weekly	First Wednesday of each month through the first Tuesday of the next succeeding month	First Wednesday of each month	Last Business Day before Interest Payment Date

Commercial Paper	From 1 to 270 days as determined for each Bond pursuant to the Indenture (“Calculation Period”)	First day following Calculation Period	Last Business Day before Interest Payment Date

Long Term
Six-month period or portion thereof beginning on the Conversion Date and ending on the last day of the sixth calendar month following (and including) the month in which the Conversion Date occurs and each six‑month period thereafter
		First day of the seventh calendar month following (and including) the month in which the Conversion Date occurs and the first day of every sixth month thereafter	Fifteenth of the month before the Interest Payment Date

1 If the Conversion Date does not coincide with the first day of the Accrual Period for the new Interest Period, then the first day of such Accrual Period shall be the Conversion Date, but all other terms and condition shall be as set forth in the above Table.

3

5.         Conversion Option.  The Company shall have the option (the “Conversion Option”) to direct a change in the type of Interest Period to another type of Interest Period by delivering to the Trustee and the Remarketing Agent written instructions setting forth (i) the Conversion Date, (ii) the new type of Interest Period and (iii) whether such Interest Period will be a Credit Facility Period.  If the new Interest Period is a Commercial Paper Period or a Long Term Period and will be a Credit Facility Period, such instructions will be accompanied by a Substitute Credit Facility, or by an amendment to the existing Credit Facility, providing for the payment of such additional interest and redemption premium (if any) on the Bonds as may be required under the Indenture, and otherwise complying with the terms thereof.

Any change in the type of Interest Period must comply with the following:  (i) the Conversion Date must be an Interest Payment Date for the Interest Period then in effect (and, with respect to a Long Term Period, must be the last Interest Payment Date for such Long Term Period) and (ii) no change in Interest Period shall occur after an Event of Default shall have occurred and be continuing.

6.          Method of Payment.  The Trustee will be the registrar and paying agent for the Bonds.  Holders must surrender Bonds to the Trustee to collect principal and premium, if any, at maturity or upon redemption and to collect the purchase price for Bonds tendered for purchase as described in paragraphs 7 or 8, below.  Interest on Bonds bearing interest at a Commercial Paper Rate is payable only after presentation of such Bonds to the Trustee, unless a Book-Entry System is in effect with respect to such Bonds.  Subject to the preceding sentence, interest on the Bonds will be paid to the registered holder hereof as of the Record Date by check mailed by first-class mail on the Interest Payment Date to such holder’s registered address or, with respect to Bonds bearing interest at a Daily Rate, Weekly Rate or Commercial Paper Rate, by wire transfer to an account in the continental United States if the holder provides the Registrar with a written request therefor and the account address at least five Business Days before the Record Date.  A holder of $1,000,000 or more in principal amount of Bonds may be paid interest at a Long Term Rate by wire transfer to an account in the continental United States if the holder makes a written request of the Registrar at least five Business Days before the Record Date specifying the account address.  Notices requesting wire transfers may provide that they will remain in effect for later interest payments until changed or revoked by another written notice.  Principal and interest will be paid in money of the United States that at the time of payment is legal tender for payment of public and private debts or by checks or wire transfers payable in such money.  If any payment on the Bonds is due on a non-Business Day, such payment will be made on the next Business Day, and no additional interest will accrue as a result.

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7.          Mandatory Tender for Purchase of Bonds on Mandatory Purchase Date.  The Bonds shall be subject to mandatory tender by the Registered Owners thereof for purchase on (a) each Conversion Date other than a conversion between the Daily Period and the Weekly Period, (b) each day immediately following the end of a Calculation Period, (c) the first day of any Long Term Period, (d) the Interest Payment Date immediately before the Credit Facility Termination Date (provided that such Interest Payment Date shall precede the Credit Facility Termination Date by not less than 2 Business Days), (e) the Interest Payment Date concurrent with the effective date of a Substitute Credit Facility, and (t) the first Interest Payment Date following the occurrence of a Determination of Tax ability for which the Trustee can give notice of mandatory tender in accordance with the Indenture (each a “Mandatory Purchase Date”).

Except when the Bonds are subject to mandatory tender on a day immediately following the end of a Calculation Period, the Trustee shall deliver or mail by first class mail a notice in substantially the form required by the Indenture at least fifteen days prior to the Mandatory Purchase Date.  When the Bonds are subject to mandatory tender for purchase on the day immediately following the end of a Calculation Period, the Trustee is not required to deliver or mail any notice to the Registered Owners of the Bonds.

Any notice given by the Trustee as provided above shall be conclusively presumed to have been duly given, whether or not the Registered Owner receives the notice.  Failure to mail any such notice, or the mailing of defective notice, to any Registered Owner, shall not affect the proceeding for purchase as to any Registered Owner to whom proper notice is mailed.

On each Mandatory Purchase Date, Registered Owners of Bonds shall be required to tender their Bonds to the Trustee for purchase by 10:30 A.M. New York City time at a purchase price equal to 100% of the principal amount of the Bonds tendered or deemed tendered, and any such Bonds not so tendered on the Mandatory Purchase Date, for which there has been irrevocably deposited in trust with the Trustee an amount of moneys sufficient to pay said purchase price of the untendered bonds, shall be deemed to have been purchased pursuant to the Indenture.  In the event of a failure by a Registered Owner of Bonds to tender its Bonds on or prior to the Mandatory Purchase Date by the requisite time, said Registered Owner shall not be entitled to any payment (including any interest to accrue subsequent to the Mandatory Purchase Date)•other than said Purchase Price for such Untendered Bonds, and any Untendered Bonds shall no longer be entitled to the benefits of the Indenture, except for the purpose of payment of said Purchase Price therefor.

8.          Demand Purchase Option.  Any Bond bearing interest at the Daily Rate or the Weekly Rate shall be purchased from the Registered Owners thereof at a purchase price equal to 100% of the principal amount of the Bond tendered or deemed tendered, plus accrued and unpaid interest thereon to the date of purchase, as provided below:

5

While the Book-Entry System is not in effect, upon:  (a) delivery to the Trustee at its Principal Office and to the Remarketing Agent, if any, at its Principal Office of a written notice (said notice to be irrevocable and effective upon receipt) which (i) states the aggregate principal amount and Bond numbers of the Bonds to be purchased; and (ii) states the date on which such Bonds are to be purchased (the “Tender Date”); and (b) delivery to the Trustee at its Delivery Office at or prior to 10:30 A.M. New York City time on the date designated for purchase in the notice described in (a) above of such Bonds to be purchased, with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.  Furthermore, such Tender Date shall not be prior to the seventh day next succeeding the date of delivery of the notice unless the Daily Period is in effect.

While the Book-Entry System is in effect, the ownership interest of a Beneficial Owner of a Bond or portion thereof in an authorized denomination shall be purchased at the Purchase Price described above if such Beneficial Owner causes the Participant through whom such Beneficial Owner holds such Bonds to (a) deliver to the Trustee at its Principal Office and to the Remarketing Agent, if any, at its Principal Office a notice which (i) states the aggregate amount of the beneficial ownership interest to be purchased, and (ii) specifies the Tender Date; and (b) on the same date as delivery of the notice referred to in (a) above, deliver a notice to DTC (the “Securities Depository”) irrevocably instructing it to transfer on the registration books of the Securities Depository the beneficial ownership interests in such Bond or portion thereof to the account of the Trustee, for settlement on the purchase date on a “free delivery” basis with a copy of such notice delivered to the Trustee on the same date.  Furthermore, such Tender Date shall not be prior to the seventh day next succeeding the date of delivery of the notice unless the Daily Period is in effect.

“Tender Date” means (a) during any Daily Period, any Business Day, (b) during any Weekly Period, the seventh day (unless such day is not a Business Day, in which case the next Business Day) following receipt by the Trustee of notice from the Registered Owner that such Registered Owner has elected to tender Bonds.

9.           Extraordinary Redemption.  During any Long Term Period, the Bonds are subject to redemption in whole by the Issuer, at the option of the Company, at a redemption price of 100% of the Outstanding principal amount thereof plus accrued interest to (but not including) the redemption date, in the event all or substantially all of the Project shall have been damaged or destroyed, or there occurs the condemnation of all or substantially all of the Project or the taking by eminent domain of such use or control of the Project as to render it, in the judgment of the Company, unsatisfactory for its intended use for a period of time longer than one year.

10.         Optional Redemption by the Company.  During any Daily Period or Weekly Period, the Bonds are subject to redemption by the Issuer, at the option of the Company, in whole at any time or in part on any Interest Payment Date, less than all of such Bonds to be selected by lot or in such other manner as the Trustee shall determine, at a redemption price of 100% of the Outstanding principal amount thereof plus accrued interest to (but not including) the redemption date.

On any Conversion Date or on the day following the end of a Calculation Period if such day is the end of the Calculation Period for all Bonds, the Bonds are subject to redemption by the Issuer, at the option of the Company, in whole or in part, less than all such Bonds to be selected by lot or in such other manner as the Trustee shall determine, at a redemption price of 100% of the Outstanding principal amount thereof plus accrued interest to (but not including) the redemption date.

6

During any Long Term Period that is greater than ten (10) years, the Bonds are subject to redemption by the Issuer, at the option of the Company, on or after the First Optional Redemption Date, in whole at any time or in part on any Business Day, less than all of such Bonds to be selected by lot or in such other manner as the Trustee shall determine, at a redemption price of 100% of the principal amount thereof plus accrued interest to (but not including) the redemption date.  During any Long Term Period that is not greater than ten (10) years, the Bonds are not subject to optional redemption.

“First Optional Redemption Date” means the first day of the 120th calendar month from the beginning of such Long Term Period.

In the event any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed, shall be given by the Trustee by (i) mailing a copy of the redemption notice by first class mail at least 30 days but not more than 60 days prior to the date fixed for redemption to the Registered Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books and (ii) by registered or certified mail or overnight delivery service at least 30 days prior to the date fixed for redemption to certain registered securities depositories.  Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Registered Owner receives the notice.  Notwithstanding the foregoing, the notice requirements contained in the first sentence of this paragraph may be deemed satisfied with respect to a transferee of a Bond which has been purchased pursuant to the Demand Purchase Option after such Bond has previously been called for redemption, notwithstanding the failure to satisfy the notice requirements of the first sentence of this paragraph with respect to such transferee, as more fully provided in the Indenture.

11.         Denominations; Transfer; Exchange.  The Bonds are in registered form without coupons in denominations as follows:  (l) when interest is payable at a Daily Rate, Weekly Rate or Commercial Paper Rate, $100,000 minimum denomination, with $5,000 increments in excess thereof and (2) when interest is payable at a Long Term Rate, $5,000 minimum denomination and integral multiples of$5,000.  A holder may transfer or exchange Bonds in accordance with the Indenture.  The Trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

12.         Persons Deemed Owners.  Except as otherwise specifically provided herein and in the Indenture with respect to rights of Participants and beneficial owners when a Book-Entry System is in effect, the registered holder of this Bond shall be treated as the owner of it for all purposes.

13.         Non-presentment of Bonds.  If money for the payment of principal, premium, if any, interest or purchase price remains unclaimed for two years after the due date therefor, the Trustee will pay the money to the Company upon written request.  After that, holders entitled to the money must look only to the Company and not to the Trustee for payment

7

14.        Discharge Before Redemption or Maturity.  If the Company deposits with the Trustee money or securities as described in, and in accordance with the provisions of, the Indenture sufficient to pay at redemption or maturity principal of and interest on the outstanding Bonds, and if the Company also pays all other sums then payable by the Company under the Indenture, the lien of the Indenture will be discharged.  After discharge, Bondholders must look only to the deposited money and securities for payment.

15.        Amendment, Supplement, Waiver.  Subject to certain exceptions, the Indenture, the Agreement or the Bonds may be amended or supplemented, and any past default may be waived, with the consent of the holders of a majority in principal amount of the Bonds then outstanding.  Any such consent shall be irrevocable and shall bind any subsequent owner of this Bond or any Bond delivered in substitution for this Bond.  Without the consent of any Bondholder, the Issuer may amend or supplement the Indenture, the Agreement or the Bonds as described in the Indenture.

16.        Defaults and Remedies.  The Indenture provides that the occurrences of certain events constitute events of Default If Default occurs and is continuing, the Trustee may declare the principal of all the Bonds to be due and payable immediately; provided that in certain circumstances, the Trustee shall make such declaration upon the written request of the holders of not less than a majority in principal amount of the Bonds then outstanding and provided further, that in the case of certain Defaults, the principal of all of the Bonds shall automatically become due and payable.  A Default and its consequences may be waived as provided in the Indenture.  Bondholders may not enforce the Indenture or the Bonds except as provided in the Indenture.  Except as specifically provided in the Indenture, the Trustee may refuse to enforce the Indenture or the Bonds unless it receives indemnity satisfactory to it Subject to certain limitations, holders of not less than a majority in principal amount of the Bonds then outstanding may direct the Trustee in its exercise of any trust or power.

17.         No Recourse Against Others.  No recourse shall be had for the payment of the principal, purchase price, or redemption price o(or interest on, this Bond, or for any claim based hereon or on the Indenture, against any member, officer or employee, past, present or future, of the Issuer or of any successor body, as such, either directly or through the Issuer or any such successor body under any constitutional provision, statute or rule of law or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.  Each Bondholder by accepting a Bond waives and releases all such liability.  The waiver and release are part of the consideration for the issue of the Bond.

18.         Authentication.  This Bond shall not be valid until the Trustee signs the certificate of authentication on the other side of this Bond.

19.         Abbreviations.  Customary abbreviations may be used in the name of a Bondholder or an assignee, such as TEN COM (= tenants in common), TEN ENT(= tenants by the entireties), IT TEN(= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), U/G/M/A(= Uniform Gifts to Minors Act), and U/f/M/A (= Uniform Transfers to Minors Act).

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20.        Consent to Indenture Provisions.  Reference to the Indenture is hereby made for a more complete description of the funds and accounts created thereunder, the nature and extent of the security, rights, duties and obligations of the Issuer and the Trustee, the terms and conditions under and upon the occurrence of which the Indenture and the Agreement may be modified, and the Terms and conditions under and upon the occurrence of which the lien of the Indenture may be defeased as to this Bond prior to the maturity or redemption date hereof and the rights of the Owners of the Bonds, to all of the provisions of which the holder hereto (by the acceptance of this Bond, assents.  All capitalized terms used, but not otherwise defined, herein shall have the meanings given in the Indenture.

A copy of the Indenture may be inspected at the office of the Trustee located at 1349 West Peachtree, NW, Two Midtown Plaza, Suite 1050, Atlanta, Georgia 30309, Attention:  Corporate Trust Department.

IN WITNESS WHEREOF, the Parish of St. James, State of Louisiana, has caused this Bond to be executed in its name by the manual or facsimile signature of its Parish President, and its corporate seal to be impressed or printed hereon and attested by the manual or facsimile signature of the Secretary of the Parish Council.

Parish Of St. James, State of Louisiana

By:
Parish President

ATTEST:

By:
	Secretary, Parish Council	[SEAL]

CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds of the issue described in the within-mentioned Indenture of Trust.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

9

Date of Authentication:

                          , 2011

LEGAL OPINION CERTIFICATE

I, the undersigned Secretary of the Parish Council of the Parish of St. James, State of Louisiana, do hereby certify that attached hereto are true copies of the complete legal opinion of Foley & Judell, L.L.P., the original of which was manually executed, dated and issued as of the date of payment for and delivery of this Bond and were delivered to SunTrust Robinson Humphrey, Inc., the original purchaser of the Bonds.

I further certify that an executed copy of the legal opinion is on file in my office and that an executed copy of the opinion has been furnished to the Trustee for this Bond.

Secretary, Parish Council

10

ASSIGNMENT AND TRANSFER

FOR VALUE RECEIVED,                    the undersigned, hereby sells, assigns and transfers unto                                (Tax Identification or Social Security No.                    , the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints                       attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guarantee:

(Authorized Officer) Signature must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program (STAMP) or similar program.	NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

[DTC FAST RIDER]

Each such certificate shall remain in the Trustee’s custody subject to the provisions of the FAST Balance Certificate Agreement currently in effect between the Trustee and DTC - FAST Agreement.]

11

EXHIBIT B

FORM OF NOTICE FROM TRUSTEE TO OWNER
REGARDING MANDATORY PURCHASE DATE

[Name and address of Owner]

$75,000,000
Parish Of St.  James, State of Louisiana
Revenue Bonds
(NuStar Logistics, L.P. Project)
Series 2011

The undersigned officer of U.S. Bank National Association, as Trustee with respect to the captioned Bonds (the “Bonds”), pursuant to the provisions of Section 4.01 of that certain Indenture of Trust dated as of August 1, 2011 (the “Indenture”) between the Parish of St. James, State of Louisiana, and the Trustee, does hereby notify you that the Bonds are subject to mandatory tender on                                    (the “Mandatory Purchase Date”).  All owners of Bonds shall be deemed to have tendered their Bonds for purchase on the Mandatory Purchase Date and shall no longer be entitled to the benefits of the Indenture; interest will cease to accrue on such Bonds for the benefit of the owners of the Bonds on and after the Mandatory Purchase Date.  The Bonds should be delivered to the Trustee at 1349 West Peachtree, NW, Two Midtown Plaza, Suite 1050, Atlanta, Georgia 30309 Attention:  Corporate Trust Department on                                             .

This                    day of                                  ,             .

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Title:

12

EXIIIBITC

COSTS OF ISSUANCE

Louisiana State Bond Commission Baton Rouge, Louisiana	$79,500

Parish of St. James, State of Louisiana Vacherie, Louisiana	0

Bruce G. Mohon, Counsel to the Issuer Gramercy, Louisiana	10,000

Adams and Reese LLP, Company Counsel New Orleans, Louisiana	60,000

Foley & Judell, L.L.P., Bond Counsel New Orleans, Louisiana	98,000

Gregory A. Pletsch & Associates, Trustee Counsel Baton Rouge, Louisiana	5,000

Wells Fargo Bank, National Association, Letter of Credit Bank, Houston, Texas	0

Chapman & Cutler LLP, Co-Letter of Credit Bank Counsel Chicago, Illinois	25,000

Hunton & Williams, LLP, Co-Letter of Credit Bank Counsel and Underwriter Counsel McLean, Virginia	17,500

U.S. Bank National Association, Trustee Atlanta, Georgia	4,500

SunTrust Robinson Humphrey Inc., Underwriter Atlanta, Georgia	457,889

Moody’s Investors Service, Inc. New York, New York	18,638

TOTAL	$776,027

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EXHIBIT D

FORM OF COMPLETION CERTIFICATE

[Date]

Parish of St. James, State of Louisiana
P.O. Box 176
Vacherie, Louisiana 70090
Attention:  Parish President

U.S. Bank National Association
1349 West Peachtree, NW
Two Midtown Plaza, Suite 1050
Atlanta, Georgia 30309
Attention:  Corporate Trust Division

$75,000,000
Parish Of St.  James, State of Louisiana
Revenue Bonds
(NuStar Logistics, L.P. Project)
Series 2011

The undersigned person, as Company Representative of NuStar Logistics, L.P., a limited partnership, organized and existing under the laws of the State of Delaware (the “Company”), with respect to the captioned Bonds (the “Bonds”), pursuant to the provisions of Section 6.08 of that certain Indenture of Trust (the “Indenture”), dated as of August 1, 2011 between the Parish of St. James, State of Louisiana, as the Issuer (the “Issuer”), and U.S. Bank National Association, as the Trustee (the “Trustee”), does hereby certify that, except for amounts retained by the Trustee at the Company’s direction to pay any Cost of the Project not then due and payable, (i) construction of the Project has been completed and all costs of labor, services, materials and supplies used in such construction have been paid, (ii) all equipment for the Project has been installed, such equipment so installed is suitable and sufficient for the operation of the Project, and all costs and expenses incurred in the acquisition and installation of such equipment have been paid, and (iii) all other facilities necessary in connection with the Project have been acquired, constructed and installed and all costs and expenses incurred in connection therewith have been paid.  This Certificate is given without prejudice to any rights against third parties which exist at the date of such Certificate or which may subsequently come into being.

All capitalized, undefined terms used herein shall have the same meanings as used in Article I of the Indenture.

Dated this ____ day of                          ,                 .

NUSTAR LOGISTICS, L.P.

By:
Company Representative

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EXHIBIT C

First Supplement and Amendment to Indenture of Trust dated as of June 1, 2020

(See Attached)

First Supplement and Amendment to Indenture of Trust

between

Parish of St. James, State of Louisiana

and

U.S. Bank National Association,
as Trustee

Dated as of June 1, 2020

$75,000,000 original principal amount
Parish of St. James, State of Louisiana
Revenue Bonds
(NuStar Logistics, L.P. Project)
Series 2011

TABLE OF CONTENTS

*       *       *       *       *       *

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01.	Definitions.	2

ARTICLE II

AMENDMENT TO GRANTING CLAUSES OF TRUST ESTATE

SECTION 2.01.	Granting Clauses.	3

ARTICLE III

AMENDMENT TO ARTICLE II OF THE ORIGINAL INDENTURE

SECTION 3.01.	Issuance and Terms of Bonds.	4
SECTION 3.02.	Conversion Option.	5

ARTICLE IV

AMENDMENT TO ARTICLE III OF THE ORIGINAL INDENTURE

SECTION 4.01.	Extraordinary Redemption.	5
SECTION 4.02.	Optional Redemption by the Company.	5
SECTION 4.03.	Partial Redemption of Bonds.	5
SECTION 4.04.	Additional Section in Article III.	5

ARTICLE V

AMENDMENT TO ARTICLE IV OF THE ORIGINAL INDENTURE

SECTION 5.01.	Mandatory Purchase of Bonds on Mandatory Purchase Date.	6
SECTION 5.02.	Funds for Purchase of Bonds.	7

ARTICLE VI

AMENDMENT TO ARTICLE V OF THE ORIGINAL INDENTURE

SECTION 6.01.	Additional Sections in Article V.	8

i

ARTICLE VII

AMENDMENT TO ARTICLE VI OF THE ORIGINAL INDENTURE

SECTION 7.01.	Additional Section in Article VI.	8

ARTICLE VIII

AMENDMENT TO ARTICLE XIII OF THE ORIGINAL INDENTURE

SECTION 8.01.	Notices.	8

ARTICLE IX

AMENDMENT TO ARTICLE X OF THE ORIGINAL INDENTURE

SECTION 9.01.	Successor Remarketing Agent.	9

ARTICLE X

REPLACEMENT BOND

SECTION 10.01.	Replacement Bond.	9

ARTICLE XI

MISCELLANEOUS

SECTION 11.01.	Ratification and Confirmation.	9
SECTION 11.02.	Representations and Warranties of the Issuer.	10
SECTION 11.03.	Execution and Counterparts.	10
SECTION 11.04.	Applicable Law.	10
SECTION 11.05.	Interdependence with the Original Indenture.	10
SECTION 11.06.	Severability.	10
SECTION 11.07.	Dating.	10
SECTION 11.08.	Agreement.	10

EXHIBIT A – FORM OF BOND

*       *       *       *       *       *

ii

FIRST SUPPLEMENT AND AMENDMENT TO INDENTURE OF TRUST

THIS FIRST SUPPLEMENT AND AMENDMENT TO INDENTURE OF TRUST is made and entered into as of June 1, 2020 (the “First Supplemental Indenture”) between the PARISH OF ST. JAMES, STATE OF LOUISIANA (the “Issuer”), a political subdivision of the State of Louisiana created and existing under the Constitution and Laws of the State of Louisiana, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”);

W I T N E S S E T H :

WHEREAS, pursuant to an Indenture of Trust dated as of August 1, 2011 (the “Original Indenture” and, as amended and supplemented by this First Supplemental Indenture, the “Indenture”), by and between the Issuer and the Trustee, the Issuer issued its Revenue Bonds (NuStar Logistics, L.P.) Series 2011 (the “Series 2011 Bonds”) in the original principal amount of $75,000,000, all of which are currently outstanding, for the purpose of financing a portion of the cost of acquiring, constructing and installing an addition of approximately 4.8 million barrels of additional storage capacity comprised of approximately twenty-four (24) tanks ranging in capacity from 90,000 to 363,000 shell barrels; and new tank lines, pumps and manifolds for new tanks; and additional rail car off loading facilities, all located at the NuStar St. James Terminal on the west bank of the Mississippi River at mile marker 159.9 in the Parish of St. James, State of Louisiana, constituting nonresidential real property to be located in the geographical limits of St. James Parish in the Gulf Opportunity Zone as provided in the Gulf Opportunity Zone Act of 2005 (the “Project”) and, pursuant to a Lease Agreement dated as of August 1, 2011 (the “Original Agreement”), by and between the Issuer and NuStar Logistics, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the “Company”), the Issuer leased the Project to the Company; and

WHEREAS, the Company has determined, pursuant to Section 2.07 of the Original Indenture, to convert the interest rate on the Series 2011 Bonds from a Weekly Period to a Long Term Period; and

WHEREAS, the Company has given the required notices of intent to convert the interest rate on the Series 2011 Bonds pursuant to Section 2.07(a) of the Original Indenture and the Trustee has given the required notices of mandatory purchase pursuant to Section 4.01(b) of the Original Indenture; and

WHEREAS, the mandatory purchase and the conversion of the interest rate on the Series 2011 Bonds will occur on June 3, 2020 (the “Conversion Date”); and

WHEREAS, Section 11.01 of the Original Indenture permits a Supplemental Indenture to make any change to the Original Indenture that will become effective upon and in connection with the remarketing of the Series 2011 Bonds; and

WHEREAS, the Company has requested the Issuer to enter into this First Supplemental Indenture amending and supplementing the Original Indenture for the purpose of revising certain provisions, including but not limited to the addition of guarantees of the Company Obligations (as defined in the First Supplemental Lease Agreement (as defined below)) under the Agreement (as defined below), change in redemption provision, provision for Sub-series, tender provisions and related matters; and

WHEREAS, the Agreement is being supplemented and amended on the date hereof in accordance with the Indenture (the “First Supplemental Lease Agreement”); and

WHEREAS, pursuant to Section 11.03 of the Original Indenture, the Company has consented to the amendments to the Original Indenture contained herein; and

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NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and of the mutual benefits, covenants and agreements herein expressed, the Issuer and the Trustee hereby agree as follows:

ARTICLE I
DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01.    Definitions.  The following terms are added as defined terms or are amendments to defined terms used in the Original Indenture:

“Affiliate Guarantor” means NuStar Pipeline Operating Partnership L.P., a Delaware limited partnership, until a successor Affiliate Guarantor shall have become such pursuant to the applicable provisions of the Guarantees, and thereafter “Affiliate Guarantor” shall mean or include each Person who is then an Affiliate Guarantor thereunder.

“Agreement” means the Original Agreement, as amended by the First Supplemental Lease Agreement, and any amendments and supplements thereto.

“Authorized Denomination” means during a Long Term Period, $100,000 and integral multiples of $5,000 in excess thereof; however, upon the Bonds receiving an Investment Grade Rating as evidenced by delivery of a rating letter to the Trustee by the Company, it means $5,000 and integral multiples thereof.

“Change of Control” is defined in Section 1 of Exhibit A to the First Supplemental Lease Agreement

“Change of Control Mandatory Purchase Date” means the date provided in Section 3(f)(8) of Exhibit A to the First Supplemental Lease Agreement.

“Change of Control Payment” means the payment due under Section 3(f)(8) of Exhibit A to the First Supplemental Lease Agreement.

“Change of Control Payment Fund” means the fund created in Section 6.14.

“First Optional Redemption Date” means the first day of the 120th calendar month from the beginning of such Long Term Period.

“First Supplemental Indenture” means this First Supplement and Amendment to Indenture of Trust dated as of June 1, 2020 between the Issuer and the Trustee.

“First Supplemental Lease Agreement” means the First Supplement and Amendment to Lease Agreement dated as of June 1, 2020 between the Issuer and the Company.

“Guarantees” means collectively the guarantees of the Parent Guarantor and the Affiliate Guarantor and any other future subsidiary guarantors, all as set forth in Exhibit A to the First Supplemental Lease Agreement.

“Indenture” means the Original Indenture, as amended by the First Supplemental Indenture, and any amendments or supplements thereto.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by Standard & Poor’s.

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“Original Agreement” means the Lease Agreement dated as of August 1, 2011, between the Issuer and the Company.

“Original Indenture” means the Indenture of Trust dated as of August 1, 2011, between the Issuer and the Trustee.

“Parent Guarantor” means NuStar Energy L.P., a Delaware limited partnership, until a successor Parent Guarantor shall have become such pursuant to the applicable provisions of the Guarantees, and thereafter “Parent Guarantor” shall mean or include each Person who is then a Parent Guarantor thereunder.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, other entity, unincorporated organization or government, or any agency or political subdivision thereof.

“Purchase Price” means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered pursuant to Section 4.01(a)-(c) or 4.02 hereof, plus, in the case of purchase pursuant to Section 4.02 hereof, accrued and unpaid interest thereon to the date of purchase and the Purchase Price of any Bond tendered pursuant to Section 4.01(d) or Bonds subject to a tender offer means an amount equal to the amount set forth in Section 3(f)(1) or (8), as the case may be, of Exhibit A to the First Supplemental Lease Agreement.

“Record Date” is defined in the form of the Bonds attached as Exhibit “A” to the Indenture.

“Remarketing Agreement” means the Reoffering Agreement dated as of this date between the Company and J.P. Morgan Securities LLC, as representative of the several remarketing agents, its successors and assigns, and any amendments or supplements thereto, together with any similar agreement entered into between the Company and any successor Remarketing Agent appointed in accordance with Section 10.11 of the Indenture.

ARTICLE II
AMENDMENT TO GRANTING CLAUSES OF TRUST ESTATE

SECTION 2.01.    Granting Clauses. The Granting Clauses contained in the Trust Estate of the Original Indenture are hereby amended and restated in their entirety as follows:

GRANTING CLAUSES

That the Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the Owners thereof, and of the sum of one dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure the payment of the principal of, premium, if any, and interest on the Bonds according to their tenor and effect and to secure the performance and observance by the Issuer of all the covenants expressed herein and in the Bonds, does hereby assign and grant a security interest in the following to the Trustee, and its successors in trust and assigns forever, for the securing of the performance of the obligations of the Issuer hereinafter set forth:

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GRANTING CLAUSE FIRST

All right, title and interest of the Issuer in and to the Agreement or Guarantees (except for Reserved Rights), including, but not limited to, the present and continuing right to make claim for, collect, receive and receipt for any of the sums, amounts, income, revenues, issues and profits and any other sums of money payable or receivable under the Agreement or Guarantees, to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which the Issuer is or may become entitled to do under the Agreement or Guarantees.

GRANTING CLAUSE SECOND

All right, title and interest of the Issuer in and to all moneys and securities from time to time held by the Trustee under the terms of this Indenture, other than moneys for the payment of the Purchase Price and moneys held in the Rebate Fund.

GRANTING CLAUSE THIRD

Any and all amounts paid under the Guarantees.

GRANTING CLAUSE FOURTH

Any and all other property rights and interests of every kind and nature from time to time hereafter by delivery or by writing of any kind granted, bargained, sold, alienated, demised, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated or otherwise subjected hereto, as and for additional security herewith, by the Company or any other person on its behalf or with its written consent or by the Issuer or any other person on its behalf or with its written consent, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

ARTICLE III
AMENDMENT TO ARTICLE II OF THE ORIGINAL INDENTURE

SECTION 3.01.    Issuance and Terms of Bonds. Section 2.02 of the Original Indenture is hereby amended and restated in its entirety as follows:

“Section 2.02.      Issuance and Terms of Bonds.

(a)          The Bonds shall be designated “$75,000,000 Parish of St. James, State of Louisiana, Revenue Bonds (NuStar Logistics, L.P. Project) Series 2011.”  The Bonds shall be in substantially the form of Exhibit “A,” which is part of this Indenture, in the denominations provided for in the Bonds.

(b)          The Bonds shall be dated the date of initial authentication and delivery, shall bear interest from such date, and shall mature (subject to prior redemption) on August 1, 2041.  The Bonds shall bear interest at the Daily Rate, the Weekly Rate, the Commercial Paper Rate or the Long Term Rate, as more fully described in this Article II.  Company may direct a change in the type of Interest Period pursuant to the provisions of Section 2.07 hereof.  Interest on the Bonds will initially be payable at the Weekly Rate. The rate of interest borne by the Bonds shall not exceed the Maximum Rate.  On June 3, 2020, the interest rate on the Bonds is being converted to a Long Term Rate with a Long Term Rate Period ending June 1, 2025 and interest shall be payable on each June 1 and December 1, commencing December 1, 2020.

(c)          The principal and Purchase Price of and premium, if any, and interest on the Bonds shall be payable and computed as provided for in the Bonds.

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(d)         The Company shall have the right to redesignate the Bonds in one or more Series or Sub-Series from time to time and to combine such Sub-series and to have multiple Interest Periods.  A Series of the Bonds shall be identified by consecutive alphabet numbers, e.g., A, B, etc., and such designation shall be placed on each Bond of such Series.  A Sub-series of the Bonds shall be identified by consecutive numbers, e.g., A-1, A-2, A-3, etc., or B-1, B-2, B-3, etc., and such designation shall be placed on each Bond of such Sub-series.  Each Series or Sub-series may have a type of Interest Period different from any other Series or Sub-series or any other Bond that is not in a Sub-series.

(e)          If one or more Sub-series is created, all references to Series herein shall include any Sub-series created hereunder.”

SECTION 3.02.  Conversion Option. The first sentence of Section 2.07 of the Original Indenture is hereby deleted in its entirety and replaced with the following:

“(a) The Company shall have the option (the “Conversion Option”) to direct a change in the type of Interest Period to another type of Interest Period by delivering to the Trustee and the Remarketing Agent written instructions setting forth (i) the Conversion Date, (ii) the new type of Interest Period and (iii) whether such Interest Period will be a Credit Facility Period.”

The second sentence of Section 2.07 of the Original Indenture is hereby deleted in its entirety.

ARTICLE IV
AMENDMENT TO ARTICLE III OF THE ORIGINAL INDENTURE

SECTION 4.01.  Extraordinary Redemption. Section 3.01 of the Original Indenture is hereby deleted in its entirety and replaced with the following:

“Section 3.01.     [Reserved].”

SECTION 4.02.  Optional Redemption by the Company. The third paragraph of Section 3.02 of the Original Indenture is hereby amended and restated in its entirety as follows:

“During any Long Term Period that is greater than ten (10) years, the Bonds are subject to redemption by the Issuer, at the option of the Company, on or after the First Optional Redemption Date, in whole at any time or in part on any Business Day, less than all of such Bonds to be selected by lot or in such other manner as the Trustee shall determine (except as otherwise provided in Section 3.06 hereof), at a redemption price of 100% of the principal amount of the Bonds to be redeemed plus accrued interest to (but not including) the redemption date.  During any Long Term Period that is not greater than ten (10) years including the Long Term Period ending June 1, 2025, the Bonds are not subject to optional redemption.”

SECTION 4.03.  Partial Redemption of Bonds. Paragraph (c) of Section 3.06 of the Original Indenture is hereby amended and restated in its entirety as follows:

“(c)         During any Long Term Period, in case a Bond is of a denomination larger than the initial Authorized Denomination a portion of such Bond may be redeemed, but only in an amount that causes the unredeemed portion to be in an Authorized Denomination.”

SECTION 4.04.  Additional Section in Article III. The following section is hereby added to Article III of the Original Indenture:

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“Section 3.07.  Purchase in Lieu of Redemption.

When Bonds are subject to optional redemption hereunder, Bonds paid for by or on behalf of the Company shall be purchased in lieu of redemption on the applicable redemption date at a purchase price equal to the applicable redemption price, plus accrued interest thereon to but not including the date of such purchase, if the Trustee has received a written request on or before the Business Day prior to the date such Bonds would otherwise be subject to redemption from the Company specifying that the moneys provided or to be provided by such party shall be used to purchase such Bonds in lieu of redemption.  Moneys received for such purchase shall be held by the Trustee in the General Account within the Bond Fund established under Section 6.01 for the Registered Owner of the Bonds so purchased.  No purchase of Bonds by the Company pursuant to this Section 3.07 or advance or use of any moneys to effectuate any such purchase shall be deemed to be a payment or redemption of such Bonds or any portion thereof, and such purchase shall not operate to extinguish or discharge the indebtedness evidenced by such Bonds.  No Bonds purchased pursuant to this Section 3.07 shall be required to be remarketed by the Remarketing Agent unless the Remarketing Agent specifically agrees to undertake such remarketing.”

ARTICLE V
AMENDMENT TO ARTICLE IV OF THE ORIGINAL INDENTURE

SECTION 5.01.   Mandatory Purchase of Bonds on Mandatory Purchase Date.
  Section 4.01 of the Original Indenture is hereby amended and restated in its entirety as follows:

“Section 4.01.     Mandatory Purchase of Bonds on Mandatory Purchase Date.

(a)          The Bonds shall be subject to mandatory tender by the Owners thereof for purchase on each Mandatory Purchase Date.

(b)          Except when the Bonds are subject to mandatory tender on a day immediately following the end of a Calculation Period, the Trustee shall deliver or mail by first class mail a notice in substantially the form of Exhibit “B” attached hereto at least fifteen days prior to the Mandatory Purchase Date to the Owners of the Bonds at the address shown on the registration books of the Issuer.  When the Bonds are subject to mandatory tender on the day immediately following the end of a Calculation Period, the Trustee is not required to deliver or mail any notice to the Owners of the Bonds.  Any notice given by the Trustee as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.  Failure to mail any such notice, or the mailing of defective notice, to any Owner, shall not affect the proceeding for purchase as to any Owner to whom proper notice is mailed.  The Trustee shall provide the Company with a copy of any notice delivered to the Owners of the Bonds pursuant to this Section 4.01(b).

(c)         Owners of Bonds shall be required to tender their Bonds to the Trustee for purchase at the Purchase Price, no later than 10:30 A.M. New York City time on the Mandatory Purchase Date, and any such Bonds not so tendered by such time on the Mandatory Purchase Date (“Untendered Bonds”) shall be deemed to have been purchased pursuant to this Section 4.01.  In the event of a failure by an Owner of Bonds to tender its Bonds on or prior to the Mandatory Purchase Date, said Owner shall not be entitled to any payment (including any interest to accrue subsequent to the Mandatory Purchase Date) other than the Purchase Price for such Untendered Bonds, and any Untendered Bonds shall no longer be entitled to the benefits of this Indenture, except for the purpose of payment of the Purchase Price therefor.

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(d)          In the event that the Company exercises its right under Section 3(f)(8) of Exhibit A to the First Supplemental Lease Agreement to cause a mandatory tender for the purchase of Bonds, the Bonds are also subject to mandatory tender for purchase on the Change of Control Mandatory Purchase Date.  The Trustee shall follow the procedures set forth in Section 3(f)(8) of Exhibit A to the First Supplemental Lease Agreement and shall give notice to the Owners of the Bonds of a mandatory tender at the address shown on the registration books of the Issuer.   Any notice given by the Trustee as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.  Failure to mail any such notice, or the mailing of defective notice, to any Owner, shall not affect the proceeding for purchase as to any Owner to whom proper notice is mailed.  The Trustee shall provide the Company with a copy of any notice delivered to the Owners of the Bonds pursuant to this Section 4.01(d).

Owners of Bonds shall be required to tender their Bonds to the Trustee for purchase at the Purchase Price, no later than 10:30 A.M. New York City time on the Change of Control Mandatory Purchase Date, and any such Bonds not so tendered by such time on the Change of Control Mandatory Purchase Date (“Change of Control Untendered Bonds”) shall be deemed to have been purchased pursuant to this Section 4.01(d).  In the event of a failure by an Owner of Bonds to tender its Bonds on or prior to the Change of Control Mandatory Purchase Date, said Owner shall not be entitled to any payment (including any interest to accrue subsequent to the Change of Control Mandatory Purchase Date) other than the Purchase Price for such Change of Control Untendered Bonds, and any Change of Control Untendered Bonds shall no longer be entitled to the benefits of this Indenture, except for the purpose of payment of the Purchase Price therefor.

Any Bonds so tendered may be remarketed by a Remarketing Agent appointed pursuant to Section 10.11 hereof with a new Long Term Period and Sub-series designation at the option of the Company.”

SECTION 5.02.    Funds for Purchase of Bonds.

  Section 4.03 of the Original Indenture is hereby amended and restated in its entirety as follows:

“Section 4.03.     Funds for Purchase of Bonds.

On the date Bonds are to be purchased pursuant to Sections 4.01 or 4.02 hereof, such Bonds shall be purchased at the Purchase Price only from the funds listed below.  Subject to the provisions of Section 6.12(c) hereof, funds for the payment of the Purchase Price shall be derived from the following sources in the order of priority indicated:

(a)         the proceeds of the sale of such Bonds which have been remarketed by the Remarketing Agent and which proceeds are on deposit with the Trustee prior to 12:00 Noon New York City time on the Mandatory Purchase Date or the Tender Date but, during any Credit Facility Period, only if such Bonds were purchased by an entity other than the Company or the Issuer, or any affiliate of the foregoing;

(b)          moneys drawn by the Trustee under the Credit Facility, during any Credit Facility Period, pursuant to Section 6.12 hereof; and

(c)          any other moneys furnished to the Trustee and available for such purpose.

Notwithstanding the foregoing, Bonds purchased pursuant to Section 4.01(d) shall be purchased solely from monies deposited in the Change of Control Payment Fund.”

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ARTICLE VI
AMENDMENT TO ARTICLE V OF THE ORIGINAL INDENTURE

SECTION 6.01.    Additional Sections in Article V. The following sections are added to Article V of the Original Indenture:

“Section 5.11.     Enforcement of Guarantees.

The Trustee is hereby directed to take all steps necessary to enforce the Guarantees set forth in Exhibit A to the First Supplemental Lease Agreement.”

“Section 5.12.     Notice of Change of Control Tender Offer.

The Trustee agrees to give the notices required under Section 3(f)(2) of Exhibit A to the First Supplemental Lease Agreement and to follow the procedures set forth therein relating to a tender offer, including the payment procedures.”

ARTICLE VII
AMENDMENT TO ARTICLE VI OF THE ORIGINAL INDENTURE

SECTION 7.01.    Additional Section in Article VI. The following section is added to Article VI of the Original Indenture:

“Section 6.14.      Creation of Change of Control Payment Fund.

There is hereby created and established with the Trustee a trust fund to be designated Change of Control Payment Fund which shall be used to pay when due the Change of Control Payment.  After the occurrence of a Change of Control, there shall be deposited by the Company, a third party, or the Remarketing Agent (from remarketing proceeds) an amount sufficient for the payment in full in satisfaction of the Change of Control Payment and such funds shall be used only to purchase Bonds subject to mandatory tender pursuant to Section 3(f)(8) of Exhibit A to the First Supplemental Lease Agreement and under Section 4.01(d) and/or Bonds subject to a tender offer as provided in Section 3(f)(1) of Exhibit A to the Lease Agreement.”

ARTICLE VIII
AMENDMENT TO ARTICLE XIII OF THE ORIGINAL INDENTURE

SECTION 8.01.    Notices. The addresses contained in Section 13.04 of the Original Indenture are hereby amended as follows:

If to the Company:	NuStar Logistics, L.P.
19003 IH-10 West
San Antonio, Texas 78257
Attention: Christopher C. Russell
Telecopier: (210) 918-5758

If to the Remarketing Agent:	Address to be furnished when appointed

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ARTICLE IX
AMENDMENT TO ARTICLE X OF THE ORIGINAL INDENTURE

SECTION 9.01.    Successor Remarketing Agent. Section 10.11(d) of the Original Indenture is hereby amended and restated in its entirety as follows:

“(d)        In case the Remarketing Agent shall resign or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting as Remarketing Agent, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Company.  Every successor Remarketing Agent appointed pursuant to the provisions of this Section shall be, if there be such an institution willing, qualified and able to accept the duties of the Remarketing Agent upon customary terms, a bank or trust company or any entity, within or without the State, in good standing and having reported capital and surplus of not less than $10,000,000 and having general obligation indebtedness rated Baa3/Prime-3 or better by Moody’s (or a substantially equivalent rating by such other rating agency then providing the rating borne by the Bonds).  Written notice of such appointment shall immediately be given by the Company to the Trustee and the Trustee shall cause written notice of such appointment to be given to the Owners of the Bonds.  Any successor Remarketing Agent shall execute and deliver an instrument accepting such appointment and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all rights, powers, duties and obligations of its predecessor, with like effect as if originally named as Remarketing Agent, but such predecessor shall nevertheless, on the written request of the Company, the Trustee or the Issuer, or of the successor, execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in such successor all rights, powers, duties and obligations of such predecessor.  If no successor Remarketing Agent has accepted appointment in the manner provided above within 90 days after the Remarketing Agent has given notice of its resignation as provided above, the Remarketing Agent may petition any court of competent jurisdiction for the appointment of a temporary successor Remarketing Agent; provided that any Remarketing Agent so appointed shall immediately and without further act be superseded by a Remarketing Agent appointed by the Company as provided above.  In connection with any remarketing of Bonds in the Long Term Rate after a Change of Control Mandatory Purchase Date or after the Change of Control Offer, the Company shall appoint a Remarketing Agent in a timely manner in order to permit a remarketing of any such Bonds if so desired by the Company.”

ARTICLE X
REPLACEMENT BOND

SECTION 10.01.  Replacement Bond. The form of the Bond set forth in Exhibit A to the Original Indenture is hereby deleted in its entirety and the form of the replacement Bond set forth in Exhibit A hereto is substituted therefor.  On the Conversion Date, the Trustee is hereby directed to authenticate and deliver said Replacement Bonds to The Depository Trust Company.  The Trustee is further authorized to authenticate a new Bond reflecting revised terms upon a future remarketing with a new Sub-series designation.  If the Bonds are purchased in lieu of redemption and the Company desires to have such Bonds remarketed in a new Interest Period or different Long Term Period, there is hereby authorized the delivery of a replacement Bond to reflect such new terms.

ARTICLE XI
MISCELLANEOUS

SECTION 11.01.    Ratification and Confirmation. Except as expressly modified by this First Supplemental Indenture, the Original Indenture in all other respects is hereby ratified and confirmed and shall remain in full force and effect.

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SECTION 11.02.   Representations and Warranties of the Issuer. The representations and warranties of the Issuer and the Trustee set forth in the Original Indenture, as amended and supplemented by this First Supplemental Indenture, are hereby confirmed as of the date of this First Supplemental Indenture.

SECTION 11.03.    Execution and Counterparts. This First Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

SECTION 11.04.    Applicable Law. This First Supplemental Indenture is prepared and entered into with the intention that the law of the State of Louisiana shall govern its construction.

SECTION 11.05.    Interdependence with the Original Indenture. Upon the execution of this First Supplemental Indenture, the Original Indenture shall be modified in accordance herewith, and this First Supplemental Indenture shall form a part of the Original Indenture for all purposes and every Bondholder of Bonds theretofore or thereafter authenticated and delivered shall be bound thereby. Any default by the Issuer under the Original Indenture shall be deemed to be a default under this First Supplemental Indenture as well, and vice versa.

SECTION 11.06.    Severability. If any clause, paragraph or part of this First Supplemental Indenture for any reason shall be finally adjudged by any court of competent jurisdiction to be unconstitutional or invalid, such judgment shall not affect, impair or invalidate the remainder of this First Supplemental Indenture but shall be confined in its operation to the clause, sentence, paragraph, or any part thereof directly involved in the controversy in which such judgment has been rendered.

SECTION 11.07.    Dating. The dating of this First Supplemental Indenture is intended as and for the convenience of identification of this First Supplemental Indenture and is not intended to indicate that this First Supplemental Indenture was executed and delivered on said date. This First Supplemental Indenture was executed and delivered and became effective on the Conversion Date.

SECTION 11.08.    Agreement. All references in the Indenture to the Agreement shall mean and include the First Supplemental Lease Agreement as defined herein in Section 1.01.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Issuer and the Trustee have caused this First Supplement and Amendment to Indenture of Trust to be executed in their respective corporate names and attested by their duly authorized officers and have caused their corporate seals to be hereunto affixed, all as of the day and year first written above.

PARISH OF ST. JAMES, STATE OF LOUISIANA

By:
Parish President

ATTEST:

By:
Secretary, Parish Council
(SEAL)

U.S. BANK NATIONAL ASSOCIATION

By:
Authorized Officer

[Signature Page to First Supplement and Amendment to Indenture of Trust – Series 2011]

EXHIBIT A

[Form of Replacement Bond]

A-1